     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1997

                                                              FILE NO. 333-10321
                                                                        811-8722
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-6

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 1                      [X]
                             ---------------------

                         PROVIDENTMUTUAL VARIABLE LIFE
                                SEPARATE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                        PROVIDENTMUTUAL LIFE AND ANNUITY
                               COMPANY OF AMERICA
                              (NAME OF DEPOSITOR)

                             300 CONTINENTAL DRIVE
                                NEWARK, DE 19713
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 452-4000
                             ---------------------


                M. DIANE KOKEN                                   COPY TO:
                LEGAL OFFICER                             STEPHEN E. ROTH, ESQ.
           PROVIDENTMUTUAL LIFE AND                SUTHERLAND, ASBILL & BRENNAN, L.L.P.
          ANNUITY COMPANY OF AMERICA                  1275 PENNSYLVANIA AVENUE, N.W.
             1050 WESTLAKES DRIVE                         WASHINGTON, D.C. 20004
               BERWYN, PA 19312                               (202) 383-0158
   (NAME AND ADDRESS OF AGENT FOR SERVICE)


                             ---------------------

     It is proposed that this filing will become effective (check appropriate box)

          [ ] immediately upon filing pursuant to paragraph (b)

          [X] on May 1, 1997 pursuant to paragraph (b)

          [ ] 60 days after filing pursuant to paragraph (a)

          [ ] on (date) pursuant to paragraph (a) of rule 485

     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT YEAR WAS FILED ON FEBRUARY 26, 1997.
================================================================================

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

         N-3B-2
           ITEM                                    CAPTION IN PROSPECTUS
-------------------------  ---------------------------------------------------------------------
1                          Cover Page
2                          Cover Page
3                          Not Applicable
4                          Distribution of Policies
5                          Providentmutual Variable Life Separate Account
6(a)                       Providentmutual Variable Life Separate Account
6(b)                       Not Applicable
9                          Not Applicable
10(a) and (b)              Not Applicable
10(c) and (d)              Death Benefit; Transfers; Loan Privileges; Surrender Privilege;
                           Partial Withdrawal of Net Cash Surrender Value; Free-Look Privileges;
                           Special Transfer and Conversion Rights; Accelerated Death Benefit
10(e)                      Payment and Allocation of Premiums; Accelerated Death Benefit
10(f), (g), and (h)        Voting Rights, Changes in Applicable Law, Funding and Otherwise
10(i)                      Other Policy Provisions
11                         Providentmutual Life and Annuity Company of America: Providentmutual
                           Variable Life Separate Account; The Funds
12                         Providentmutual Variable Life Separate Accounts; The Funds
13(a), (b), and (c)        Payment and Allocation of Premiums; Charges and Deductions;
                           Accelerated Death Benefit
13(d), (e), (f), and (g)   Not Applicable
13(h)                      Charges Against the Separate Account
14                         Payment and Allocation of Premiums; Distribution of Policies;
                           Accelerated Death Benefit
15                         Payment and Allocation of Premiums
16                         Providentmutual Variable Life Separate Account; The Funds
17                         See items 10(c), (d), and (e)
18(a), (b), and (c)        Providentmutual Variable Life Separate Account; Death Benefit; Policy
                           Account Value
18(d)                      Not Applicable
19                         Policy Reports
20                         Not Applicable
21(a) and (b)              Loan Privileges; Accelerated Death Benefit
21(c)                      Not Applicable
22                         Not Applicable
23                         Officers and Directors of PLACA
24                         Not Applicable
25                         PLACA
26                         See Item 13(a), (b) and (c)
27                         Providentmutual Life and Annuity Company of America

         N-3B-2
           ITEM                                    CAPTION IN PROSPECTUS
-------------------------  ---------------------------------------------------------------------
28                         Officers and Directors of PLACA
29                         Providentmutual Life and Annuity Company of America
30                         Not Applicable
31                         Not Applicable
32                         Not Applicable
33(a)                      Not Applicable
33(b)                      Distribution of Policies
34                         Not Applicable
35                         Providentmutual Life and Annuity Company of America; State
                           Regulation; Accelerated Death Benefit
36                         Not Applicable
37                         Not Applicable
38                         Distribution of Policies
39                         Distribution of Policies
40(a)                      Distribution of Policies
40(b)                      The Funds
41                         Distribution of Policies
42                         Not Applicable
43                         Not Applicable
44(a)                      Death Benefit; Policy Account Value; Accelerated Death Benefit
44(b) and (c)              Not Applicable
45                         Not Applicable
46(a)                      Death Benefit; Policy Account Value; Accelerated Death Benefit
46(b)                      Not Applicable
47                         Not Applicable
48                         Not Applicable
49                         Not Applicable
50                         Providentmutual Variable Life Separate Account
51                         Not Applicable
52(a), (b), and (c)        Voting Rights, Changes in Applicable Law, Funding and Otherwise
52(d)                      Not Applicable
53(a)                      Federal Income Tax Considerations
53(b)                      Not Applicable
54                         Not Applicable
55                         Not Applicable

                       PROSPECTUS
                       FOR
                       FLEXIBLE PREMIUM
                       ADJUSTABLE SURVIVORSHIP VARIABLE
                       LIFE INSURANCE
                       ISSUED BY
                       PROVIDENTMUTUAL LIFE AND ANNUITY
                       COMPANY OF AMERICA


                                                                                          [PROVIDENTMUTUAL LOGO]

                              PLACA SURVIVOR
                              OPTIONSVL                                              PROVIDENTMUTUAL LIFE AND ANNUITY
                              FORM 16099  5.97                                              COMPANY OF AMERICA

[Providentmutual Life and Annuity Company of America LOGO]
                                                                      PROSPECTUS
--------------------------------------------------------------------------------
    FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                 300 CONTINENTAL DRIVE, NEWARK, DELAWARE 19173
                           TELEPHONE: (302) 452-4000
--------------------------------------------------------------------------------

     This Prospectus describes a flexible premium adjustable survivorship variable life insurance policy (the "Policy") offered by Providentmutual Life and Annuity Company of America ("PLACA"). The Policy has an insurance component and an investment component. The primary intended purpose of the Policy is to provide insurance coverage until the younger Insured's Attained Age 100. It is designed to provide considerable flexibility in connection with premium payments, investment options, and death benefits. It does so by giving the Policyowner (the "Owner") the right to vary the frequency and amount of premium payments (after the initial premium), to allocate Net Premiums among investment alternatives with different investment objectives and to decrease the Death Benefit payable under the Policy.

     After certain deductions are made, Net Premiums are allocated to one or more Subaccounts of the Providentmutual Variable Life Separate Account, or the Guaranteed Account (which is part of PLACA's General Account and pays interest at declared rates guaranteed to equal or exceed 4%) or both. The Providentmutual Variable Life Separate Account has twenty-two Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, a "Portfolio") that is part of one of the following funds: The Market Street Fund, Inc.; The Alger American Fund; Neuberger & Berman Advisers Management Trust; American Century Variable Portfolios, Inc.; Variable Insurance Products Fund; Variable Insurance Products Fund II; and Van Eck Worldwide Insurance Trust (the "Funds"). The portion of the Policy Account Value in the Subaccounts will vary with the investment experience of the corresponding portfolios. The Owner bears the entire investment risk for all amounts allocated to the Subaccounts; there is no guaranteed minimum account value for the Subaccounts.

     The accompanying Prospectuses for the Funds describe the investment objectives and the attendant risks of the Portfolios. The Policy Account Value will reflect the Monthly Deductions and certain other fees and charges such as the Mortality and Expense Risk Charge. Also, a surrender charge may be imposed if, during the first 15 Policy Years or within 15 years after a Face Amount increase, the Policy lapses or if the Owner effects a decrease in Face Amount. The Policy remains in force if the Net Cash Surrender Value is sufficient to pay the Monthly Deductions under the Policy. During the first four Policy years, the Policy will not lapse if the Minimum Guarantee Premium has been paid, even if the Net Cash Surrender Value is insufficient to pay the Monthly Deductions. This four year period may be extended by electing the Guaranteed Minimum Death Benefit Rider.

     It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional protection if the purchaser already owns an adjustable variable life insurance policy.
                            ------------------------

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE FUNDS.
                            ------------------------

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                          Prospectus dated May 1, 1997

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
Definitions...........................................................................      1
Summary Description of the Policy.....................................................      4
     The Policy Offered...............................................................      4
     Availability of Policy...........................................................      5
     The Death Benefit................................................................      5
     Flexibility to Adjust Amount of Death Benefit....................................      5
     Policy Account Value.............................................................      5
     Allocation of Net Premiums.......................................................      6
     Transfers........................................................................      6
     Free-Look Privilege..............................................................      6
     Charges Assessed in Connection with the Policy...................................      7
          Premium Expense Charge......................................................      7
          Monthly Deductions..........................................................      7
          Surrender Charge............................................................      7
          Transfer Charge.............................................................      7
          Partial Withdrawal Charge...................................................      7
          Daily Charges Against the Subaccounts.......................................      8
          Table of Fund Fees and Expenses.............................................      8
     Policy Lapse and Reinstatement...................................................      9
     Loan Privilege...................................................................     10
     Partial Withdrawal of Net Cash Surrender Value...................................     10
     Surrender of the Policy..........................................................     10
     Tax Treatment....................................................................     10
     Illustrations of Death Benefits, Policy Account Value and Net Cash Surrender
      Value...........................................................................     11
The Company, Variable Account and Funds...............................................     11
     Providentmutual Life and Annuity Company of America..............................     11
     The Providentmutual Variable Life Separate Account...............................     11
     The Funds........................................................................     12
          The Market Street Fund, Inc. ...............................................     13
          The Alger American Fund.....................................................     14
          Variable Insurance Product Fund and Variable Insurance Products Fund II.....     15
          Neuberger & Berman Advisers Management Trust................................     17
          American Century Variable Portfolios, Inc. .................................     18
          Van Eck Worldwide Insurance Trust...........................................     19
     Termination of Participation Agreements..........................................     20
     Resolving Material Conflicts.....................................................     21
     The Guaranteed Account...........................................................     22
Detailed Description of Policy Provisions.............................................     22
     Death Benefit....................................................................     22
          General.....................................................................     22
          Death Benefit Options.......................................................     22
               Option A...............................................................     22
               Option B...............................................................     22
          Which Death Benefit Option to Choose........................................     23
          Change in Death Benefit Option..............................................     23
          How the Death Benefit May Vary..............................................     24
     Ability to Decrease Face Amount..................................................     24
     Changes Affecting the Death Benefit..............................................     24
     How the Duration of the Policy May Vary..........................................     25
     Policy Account Value.............................................................     25
          Calculation of Policy Account Value.........................................     25

                                                                                         PAGE
                                                                                         ----
          Determination of Number of Units for the Subaccounts........................     26
          Determination of Unit Value.................................................     26
          Net Investment Factor.......................................................     26
     Payment and Allocation of Premiums...............................................     26
          Issuance of a Policy........................................................     26
          Amount and Timing of Premiums...............................................     27
          Premium Limitations.........................................................     27
          Allocation of Net Premiums..................................................     27
          Transfers...................................................................     28
          Policy Lapse................................................................     28
          Reinstatement...............................................................     28
Charges and Deductions................................................................     29
     Premium Expense Charge...........................................................     29
          Premium Tax Charge..........................................................     29
          Percent of Premium Sales Charge.............................................     29
          Federal Tax Charge..........................................................     29
     Surrender Charge.................................................................     29
          Deferred Administrative Charge..............................................     29
          Deferred Sales Charge.......................................................     30
          Surrender Charge Upon Decrease in Face Amount...............................     30
          Allocation of Surrender Charge..............................................     30
     Monthly Deductions...............................................................     30
          Cost of Insurance...........................................................     30
               Cost of Insurance Rate.................................................     30
               Premium Class..........................................................     31
               Administrative Charges.................................................     31
               Initial Administrative Charge..........................................     31
               Monthly Administrative Charge..........................................     31
               Additional Benefit Charges.............................................     31
     Partial Withdrawal Charge........................................................     31
     Transfer Charge..................................................................     31
     Charges Against the Subaccounts..................................................     31
          Mortality and Expense Risk Charge...........................................     31
     Other Charges....................................................................     32
Contract Rights.......................................................................     32
     Loan Privileges..................................................................     32
          General.....................................................................     32
          Interest Rate Charged.......................................................     32
          Allocation of Loans and Collateral..........................................     32
          Interest Credited to Loan Account...........................................     32
          Effect of Policy Loan.......................................................     32
          Loan Repayments.............................................................     33
          Lapse With Loans Outstanding................................................     33
          Tax Considerations..........................................................     33
     Surrender Privilege..............................................................     33
     Partial Withdrawal of Net Cash Surrender Value...................................     33
     Free-Look Privilege..............................................................     35
          Free-Look for Policy........................................................     35
     Special Transfer and Conversion Rights...........................................     35
          Transfer Right for Policy...................................................     35
          Transfer Right for Change in Investment Policy of Subaccount................     35

                                                                                         PAGE
                                                                                         ----
          Telephone Transfers.........................................................     35
          Automatic Asset Rebalancing.................................................     35
The Guaranteed Account................................................................     36
     Minimum Guaranteed and Current Interest Rates....................................     36
          Calculation of Guaranteed Account Value.....................................     37
     Transfers from Guaranteed Account................................................     37
Other Policy Provisions...............................................................     37
     Amount Payable on Final Policy Date..............................................     37
     Payment of Policy Benefits.......................................................     37
     The Contract.....................................................................     37
     Ownership........................................................................     38
     Beneficiary......................................................................     38
     Change of Owner and Beneficiary..................................................     38
     Split Dollar Arrangements........................................................     38
     Assignments......................................................................     38
     Misstatement of Age and Sex......................................................     38
     Suicide..........................................................................     38
     Incontestability.................................................................     39
     Dividends........................................................................     39
     Settlement Options...............................................................     39
     Proceeds at Interest Option......................................................     39
     Installments of a Specified Amount Option........................................     39
     Installments for a Specified Period Option.......................................     39
     Life Income Option...............................................................     39
     Joint and Survivor Life Income...................................................     39
Supplementary Benefits................................................................     39
     Disability Waiver Benefit........................................................     39
     Policy Split Option..............................................................     40
     Change of Insured................................................................     40
     Four Year Survivorship Term Life Insurance.......................................     40
     Convertible Term Life Insurance..................................................     40
     Guaranteed Minimum Death Benefit.................................................     40
     Final Policy Date Extension......................................................     40
Federal Income Tax Considerations.....................................................     41
     Introduction.....................................................................     41
     Tax Status of the Policy.........................................................     41
     Tax Treatment of Policy Benefits.................................................     42
          In General..................................................................     42
          Modified Endowment Contracts................................................     42
          Distributions from Policies Classified as Modified Endowment Contracts......     43
          Distributions from Policies Not Classified as Modified Endowment
          Contracts...................................................................     43
          Policy Loan Interest........................................................     43
          Investment in the Policy....................................................     43
          Multiple Policies...........................................................     43
          Taxation of Policy Split....................................................     43
          Other Tax Considerations....................................................     44
     Charge for PLACA's Taxes.........................................................     44
Legal Developments Regarding Unisex Actuarial Tables..................................     44
Voting Rights.........................................................................     45
Changes in Applicable Law, Funding and Otherwise......................................     45
Officers and Directors of PLACA.......................................................     46
Distribution of Policies..............................................................     47

                                                                                         PAGE
                                                                                         ----
Policy Reports........................................................................     47
State Regulation......................................................................     48
Experts...............................................................................     48
Legal Matters.........................................................................     48
Appendix A--Illustration of Death Benefits, Policy Account Values and Net Cash
  Surrender Values....................................................................    A-1
Appendix B--Long Term Market Trends...................................................    B-1
Financial Statements..................................................................    F-2


THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF GIVEN, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED ON.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                                  DEFINITIONS

ATTAINED AGE...............   For each Insured, such Insured's Issue Age plus
                              the number of full Policy Years since the Policy
                              Date.

BENEFICIARY................   The person(s) or entity(ies) designated to receive
                              all or some of the Insurance Proceeds when the last surviving Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with PLACA. If no Beneficiary survives and unless otherwise provided, the estate of the last surviving Insured will be the Beneficiary.

CASH SURRENDER VALUE.......   The Policy Account Value minus any applicable
                              Surrender Charge.

DEATH BENEFIT..............   Under Option A, the greater of the Face Amount or
                              a percentage of the Policy Account Value on the date of death; under Option B, the greater of the Face Amount plus the Policy Account Value on the date of death, or a percentage of the Policy
                              Account Value on the date of death. The Death
                              Benefit Option is selected at time of application but may be later changed.

DURATION...................   The number of full years the insurance has been in
                              force, measured from the Policy Date.

FACE AMOUNT................   The Face Amount is shown in the Policy Schedule.
                              It is equal to the Initial Face Amount minus any subsequent decreases in such amount (including any decreases due to changes from Death Benefit Option
                              B to Option A). The Face Amount is used to determine the Death Benefit.

FINAL POLICY DATE..........   The Policy Anniversary nearest the younger
                              Insured's Attained Age 100 at which time the Policy Account Value, if any, (less any outstanding Policy loan and accrued interest) will be paid to the Owner if either Insured is living.
                              The Policy will end on the Final Policy Date.

GRACE PERIOD...............   The 61-day period allowed for payment of a premium
                              following the date PLACA mails notice of the amount required to keep the Policy in force.

HOME OFFICE................   PLACA's Home Office at 300 Continental Drive,
                              Newark, DE 19713.

INITIAL FACE AMOUNT........   The Face Amount shown in the Policy Schedule for
                              the Policy on the Policy Issue Date. The Initial
                              Face Amount may be decreased after issue.

INSURANCE PROCEEDS.........   The net amount to be paid to the Beneficiary when
                              the last surviving Insured dies.

INSUREDS...................   The persons upon whose lives the Policy is issued.

ISSUE AGES.................   The age of each Insured at his or her birthday
                              nearest the Policy Date. The Issue Ages are stated in the Policy.

JOINT EQUAL AGE............   An age assigned to the two Insureds which is
                              actuarially determined by PLACA based solely on the Issue Age of each Insured.

LOAN ACCOUNT...............   The account to which the collateral for the amount
                              of any Policy loan is transferred from the Subaccounts and/or the Guaranteed Account.

MINIMUM ANNUAL PREMIUM.....   The annual amount which is used to determine the
                              Minimum Guarantee Premium. This amount is stated in each Policy.

MINIMUM FACE AMOUNT........   The Minimum Face Amount is $100,000.

MINIMUM GUARANTEE
PREMIUM....................   The Minimum Annual Premium multiplied by the
                              number of months since the Policy Date (including the current month) divided by 12.

MINIMUM INITIAL PREMIUM....   Equal to the Minimum Annual Premium multiplied by
                              the following factor for the specified premium payment mode at issue. Annual -- 1.0;
                              Semiannual -- 0.50 Quarterly -- 0.25;
                              Monthly -- 0.167.

MONTHLY DEDUCTIONS.........   The amount deducted from the Policy Account Value
                              on each Policy Processing Day. It includes the Monthly Administrative Charge, the Monthly Cost of
                              Insurance Charge, and the monthly cost of any benefits provided by riders. The Monthly Deduction on the first 12 Policy Processing Days also includes an Initial Administrative Charge.

NET AMOUNT AT RISK.........   The amount by which the Death Benefit exceeds the
                              Policy Account Value.

NET CASH SURRENDER VALUE...   The Policy Account Value minus any applicable
                              contingent surrender charges, minus any
                              outstanding Policy loans and accrued interest.

NET PREMIUM................   The remainder of a premium after the deduction of
                              the Premium Expense Charge.

OWNER......................   The person(s) or entity(ies) entitled to exercise
                              the rights granted in the Policy.

PLANNED PERIODIC PREMIUM...   The premium amount which the Owner plans to pay at
                              the frequency selected. The Owner is entitled to receive a reminder notice and change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

POLICY ACCOUNT VALUE.......   The sum of the Policy's values in the Subaccounts,
                              the Guaranteed Account, and the Loan Account.

POLICY ANNIVERSARY.........   The same day and month as the Policy Date in each
                              later year.

POLICY DATE................   The date set forth in the Policy that is used to
                              determine Policy Years and Policy Processing Days.
                              The Policy Date is generally the same as the Policy Issue Date but may be another date mutually agreed upon by PLACA and the proposed Insureds.

POLICY ISSUE DATE..........   The date on which the Policy is issued. It is used
                              to measure suicide and contestable periods.

POLICY PROCESSING DAY......   The day in each calendar month which is the same
                              day of the month as the Policy Date. The first
                              Policy Processing Day is the Policy Date.

POLICY YEAR................   A year that starts on the Policy Date or on a
                              Policy Anniversary.

PREMIUM CLASS..............   The classification of each Insured for cost of
                              insurance purposes. The classes are: standard;
                              nonsmoker; preferred; with extra rating; and nonsmoker with extra rating.

PREMIUM EXPENSE CHARGE.....   The amount deducted from a premium payment which
                              consists of the Premium Tax Charge and a Percent of Premium Sales Charge and the Federal Tax
                              Charge.

SURRENDER CHARGE...........   The amount deducted from the Policy Account Value
                              upon lapse or surrender of the Policy during the first 15 Policy Years. A pro-rata Surrender Charge will be deducted upon a decrease in the Face
                              Amount during the first 15 Policy Years. The
                              Maximum Surrender Charge is shown in the Policy.

SURRENDER CHARGE
   TARGET PREMIUM..........   An amount based on the Initial Face Amount and
                              Joint Equal Age of the Insureds used solely for the purpose of calculating the Deferred Sales
                              Charge.

VALUATION DAY..............   Each day that the New York Stock Exchange is open
                              for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount.

VALUATION PERIOD...........   The time between two successive Valuation Days.
                              Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation
                              Days immediately preceding it.

                       SUMMARY DESCRIPTION OF THE POLICY

     The following summary of the Policy provisions should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

THE POLICY OFFERED

     The Flexible Premium Adjustable Survivorship Variable Life Insurance Policy (the "Policy") offered by this Prospectus is issued by Providentmutual Life and Annuity Company of America ("PLACA"). The Policy allows the Owner, subject to certain limitations, to make premium payments in any amount and at any frequency. As long as the Policy remains in force, it will provide for:

     (1) Life insurance coverage on the named Insureds up to Attained Age 100 of the younger Insured;

     (2) A Cash Surrender Value;

     (3) Surrender and withdrawal rights and Policy loan privileges; and

     (4) A variety of additional insurance benefits.

     The Policy described in this Prospectus is designed to provide insurance coverage to help lessen the economic loss resulting from the deaths of the Insureds. It is not primarily offered as an investment. Life insurance is not a short-term investment. Prospective Owners should consider their need for insurance coverage and the Policy's long-term investment potential. The Death Benefit is not payable, in whole or in part, at the time of death of the first of the Insureds to die; it is only payable at the time of death of the last surviving Insured. There are no changes made to the Policy as a result of the death of the first Insured to die.

     The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable" because the Owner may, within limits, decrease the Face Amount and may change the Death Benefit Option. The Policy is called "variable" because, unlike a fixed benefit whole life insurance policy, the Death Benefit under the Policy may, and its Account Value will, vary to reflect the investment performance of the chosen Subaccounts, and the crediting of interest to the Guaranteed Account, as well as other factors.

     The failure to pay Planned Periodic Premiums will not itself cause the Policy to lapse. Conversely, the payment of premiums in any amount or frequency will not necessarily guarantee that the Policy will remain in force. In general, the Policy will lapse if the Net Cash Surrender Value is insufficient to pay the Monthly Deduction for cost of insurance and administrative charges. During the first four Policy Years, the Policy will not lapse if the Minimum Guarantee Premium has been paid, even if the Net Cash Surrender Value is insufficient. This four year period may be extended by electing the Guaranteed Minimum Death Benefit Rider.

     After deduction of the Premium Expense Charge, Net Premiums are allocated to one or more of the Subaccounts of the Providentmutual Variable Life Separate Account, and/or the Guaranteed Account as selected by the Owner. The Guaranteed Account is part of PLACA's General Account.

     The Providentmutual Variable Life Separate Account consists of twenty-two Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, a "Portfolio") that is part of one of the following funds: The Market Street Fund, Inc.; The Alger American Fund; Neuberger & Berman Advisers Management Trust; American Century Variable Portfolios, Inc.; Van Eck Worldwide Insurance Trust; Variable Insurance Products Fund; and Variable Insurance Products Fund II (the "Funds", each, a "Fund"). There is no assurance that the investment objectives of a particular Portfolio will be met. The Owner bears the entire investment risk of amounts allocated to the Subaccounts.

     Before purchasing a Policy, a prospective Owner should ask his or her PLACA representative whether changing, or adding to, current insurance coverage would be advantageous. Generally, it is not advisable to purchase another policy as a replacement for existing coverage.

AVAILABILITY OF POLICY

     This Policy can be issued for two Insureds each between ages 21 and 85 and with a Joint Equal Age between 25 and 80. The Minimum Face Amount is $100,000. Before issuing a Policy, PLACA will require that the proposed Insureds meet certain underwriting standards satisfactory to PLACA. The premium classes available for each Insured are Standard, Nonsmoker Preferred, with Extra Rating and Nonsmoker with Extra Rating. (See "Issuance of a Policy," Page 26.)

THE DEATH BENEFIT

     As long as the Policy remains in force, PLACA will pay the Insurance Proceeds to the Beneficiary upon receipt of due proof of the death of both Insureds. The Insurance Proceeds will consist of the Policy's Death Benefit plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions.

     There are two Death Benefit Options available. Death Benefit Option A provides for the greater of (a) the Face Amount and (b) the applicable percentage of the Policy Account Value. Death Benefit Option B provides for the greater of (a) the Face Amount plus the Policy Account Value and (b) the applicable percentage of the Policy Account Value. (See "Death Benefit Options," Page 22.)

     During the first four Policy Years regardless of investment experience, the Death Benefit is guaranteed never to be less than the Policy's Face Amount, as long as the sum of premiums paid less any partial withdrawals less any policy loans equals or exceeds the Minimum Guarantee Premium. This four year period may be extended by electing the Guaranteed Minimum Death Benefit Rider.

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT

     After the first Policy Year, the Owner has flexibility to adjust the Death Benefit by changing the Death Benefit Option or by decreasing the Face Amount of the Policy. (See "Change in Death Benefit Option," Page 23, and "Ability to Decrease Face Amount," Page 24.) Any decrease in Face Amount must be for at least $25,000 (or such lesser amount required in a particular state) and cannot result in a Face Amount less than the Minimum Face Amount available at that time. PLACA reserves the right to establish different Minimum Face Amounts for Policies issued in the future. (Decreases are not permitted for Policies issued in Virginia.)


     Any change in Death Benefit Options or in the Face Amount may affect the charges under the Policy. For any decrease in Face Amount, that part of the surrender charges attributable to the decrease will reduce the Policy Account Value, and the surrender charges will be reduced by this amount. A decrease in Face Amount may also lower the cost of insurance charges. (See "Cost of Insurance," Page 30.)


     To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, PLACA will not effect the decrease.

POLICY ACCOUNT VALUE


     The Policy Account Value is the total amount of value held under the Policy at any time. It equals the sum of the amounts held in the Subaccounts, the Guaranteed Account and the Loan Account. (See "Calculation of Policy Account Value," Page 25.)


     The Policy Account Value in the Subaccounts will reflect the investment performance of the chosen Subaccounts, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited and any charges assessed in connection with the Policy. The Owner bears the entire investment risk for amounts allocated to the Subaccounts. There is no guaranteed minimum for the portion of the Policy Account Value in the Subaccounts.

     The Guaranteed Account earns interest at rates PLACA declares in advance for specific periods. The rates are guaranteed to equal or exceed 4%. The principal, after deductions, is also guaranteed. The value of the Guaranteed Account will reflect any amounts allocated or transferred to it plus interest credited to it, less amounts deducted, transferred or withdrawn from it. (See "The Guaranteed Account," Page 36.)


     The Loan Account will reflect any amounts transferred from the Subaccounts and/or Guaranteed Account as collateral for Policy loans plus interest of at least 4% credited to such amount. (See "Loan Privileges," Page 32.)

     The Policy Account Value is relevant to the computation of the Death Benefit and cost of insurance charges.

ALLOCATION OF NET PREMIUMS

     Except as described below, Net Premiums will generally be allocated to the Subaccounts and the Guaranteed Account in accordance with the allocation percentages which are in effect for such premium when received at PLACA's Home Office. These percentages will be those specified in the application or as subsequently changed by the Owner or as specified for a particular premium payment.


     Where state law requires a return of gross premiums paid when a Policy is returned under the Free-Look provision (see "Free-Look for Policy," Page 35) any portion of the Initial Net Premium and any Net Premiums received before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PLACA receives the Minimum Initial Premium, which are to be allocated to the Subaccounts will be allocated to the Money Market Subaccount. At the end of the 15-day period, the amount in the Money Market Subaccount (including investment experience) will be allocated to each of the chosen Subaccounts based on the proportion that the allocation percentage for such Subaccount bears to the sum of the Subaccount premium allocation percentages. (See "Allocation of Net Premiums," Page 27.)


TRANSFERS

     The Owner may make transfers of the amounts in the Subaccounts and Guaranteed Account between and among such accounts and between and among Subaccounts. Transfers between and among the Subaccounts or into the Guaranteed Account will be made on the date we receive the request. The minimum amount for each transfer is $1,000, unless a lesser minimum amount is required in a particular jurisdiction. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited in amount. If the Owner makes more than four transfers in a Policy Year, a Transfer Charge of $25 will be deducted from the amount being transferred. (See "Transfers," Page 28.)

FREE-LOOK PRIVILEGE

     The Policy provides for an initial Free-Look period. The Owner may cancel the Policy before the latest of: (a) 45 days after Part I of the Application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after PLACA mails or personally delivers a Notice of Withdrawal Right to the Owner. Upon returning the Policy to PLACA or to an agent of PLACA within such time with a written request for cancellation, the Policy will be cancelled. PLACA will promptly pay to the Owner a refund equal to the sum of: (i) the Policy Account Value as of the date PLACA receives the returned Policy; plus
(ii) the amount deducted for premium taxes; plus (iii) any Monthly Deductions charged against the Policy Account Value; plus (iv) an amount reflecting other charges directly or indirectly deducted under the Policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premium paid on the Policy and will not reflect the investment experience of the Subaccounts. (See "Free-Look Privilege," Page 35.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

     Premium Expense Charge. A Premium Expense Charge will be deducted from each premium payment. This charge consists of:

          (i) Premium Tax Charge for state and local premium taxes based on the rate for the Insureds' residence at the time the premium is paid. PLACA reserves the right to change the amount of the charge deducted from future premiums if the Insureds' residence changes or the applicable law is changed;

          (ii) Percent of Premium Sales Charge which is equal to 5% of the amount of the premium payment in Policy Years 1 through 15. At the present time PLACA does not intend to apply this charge after Policy Year 15, but reserves the right to do so.

          (iii) Federal Tax Charge equal to 1.25% of the amount of the premium payment. PLACA reserves the right to change the amount of this charge if the applicable Federal tax law changes PLACA's tax burden. (See "Premium Expense Charge," Page 29).


     Monthly Deductions. On the Policy Date and on each Policy Processing Day thereafter, the Policy Account Value will be reduced by a Monthly Deduction equal to the sum of the monthly Cost of Insurance Charge, Monthly Administrative Charge, a charge for additional benefits added by rider and, on the first 12 Policy Processing Days, the Initial Administrative Charge. The monthly Cost of Insurance Charge will be determined by multiplying the Net Amount at Risk (that is the Death Benefit less Policy Account Value) by the applicable cost of insurance rate(s), which will depend upon the Issue Age, Sex, Premium Class of each Insured and Duration and on PLACA's expectations as to future mortality and expense experience, but which will not exceed the guaranteed maximum cost of insurance rates set forth in the Policy based on the Issue Age, Sex, Premium Class of each Insured, the Duration and the "1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table." (See "Cost of Insurance," Page 31.) The Monthly Administrative Charge is currently $7.50 plus $.01 per $1,000 of Face Amount; the maximum permissible Monthly Administrative Charge is $12 plus $.03 per $1,000 of Face Amount. (See "Monthly Administrative Charge," Page 31.) The Initial Administrative Charge is $17.50 plus $.11 per $1,000 of Initial Face Amount, payable on the first 12 Policy Processing Days. (See "Initial Administrative Charge," Page 31.)


     Surrender Charge. A Surrender Charge is imposed if the Policy is surrendered or lapses at any time before the fifteenth Policy Year. The Surrender Charge consists of a Deferred Administrative Charge and a Deferred Sales Charge. A portion of this Surrender Charge will be deducted if the Owner decreases the Face Amount before the end of the fifteenth Policy Year. (See "Surrender Charge," Page 29.)

     The Deferred Administrative Charge is equal to $5.00 per $1,000 of Initial Face Amount in Policy Years 1 to 11 declining by 20% of the original amount each year in Policy Years 12 to 15 until it is zero in Policy Year 16.

     The Deferred Sales Charge is equal to 25% of the premiums received during the first Policy Year up to one Surrender Charge Target Premium plus 4% of all other premiums received to the date of surrender, lapse or decrease. The Deferred Sales Charge, however, will not exceed the Maximum Deferred Sales Charge. For Joint Equal Ages 25 to 71, the Maximum Deferred Sales Charge equals 60% of the Surrender Charge Target Premium, 50% of the relevant Surrender Charge Target Premium for Joint Equal Ages 72 and 73, 40% of the relevant Surrender Charge Target Premium for Joint Equal Ages 74 and 75, 30% for Joint Equal Ages 76 to 78 and 20% for Joint Equal Ages 79 and 80. The amount of the Maximum Deferred Sales Charge remains level for Policy Years 1 through 11 and declines by 20% of the original amount each year in Policy Years 12 through 15.


     Transfer Charge. After the fourth transfer between accounts in a Policy Year, a $25 charge for each additional transfer will be deducted from the amount transferred to compensate PLACA for administrative costs in handling such transfers. (See "Transfer Charge," Page 31.)


     Partial Withdrawal Charge. A charge equal to $25 will be deducted by PLACA from the Policy Account Value to compensate it for its costs. (See "Partial Withdrawal Charge," Page 31.)

     Daily Charges Against the Subaccounts. A daily charge for PLACA's assumption of certain mortality and expense risks incurred in connection with the Policy will be imposed at an annual rate which is currently 0.65% of the average daily net assets of the Subaccounts. This charge may be increased in the future but in no event will it exceed an annual rate of 0.90%. (See "Charges Against the Subaccounts," Page 31.)


     Shares of the Portfolios are purchased by the Subaccounts at net asset value which reflects management fees and expenses deducted from the assets of the Portfolios.

                        TABLE OF FUND FEES AND EXPENSES


                                                        MONEY                            AGGRESSIVE
                                          GROWTH       MARKET       BOND      MANAGED      GROWTH    INTERNATIONAL
                                        PORTFOLIO     PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO
                                      --------------  ---------  ----------  ----------  ----------  -------------
MARKET STREET FUND ANNUAL EXPENSES
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).........      0.33%         0.25%      0.35%       0.40%       0.47%         0.75%
Other Expenses.......................      0.17%         0.19%      0.21%       0.20%       0.21%         0.30%
                                           ----          ----       ----        ----        ----          ----
Total Fund Annual Expenses...........      0.50%         0.44%      0.56%       0.60%       0.68%         1.05%



                                          SMALL
                                      CAPITALIZATION
                                        PORTFOLIO
                                      --------------
ALGER AMERICAN FUND(2)
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).........      0.85%
Other Expenses.......................      0.03%
                                           ----
Total Fund Expenses..................      0.88%



                                           HIGH        EQUITY-
                                          INCOME       INCOME      GROWTH     OVERSEAS
                                        PORTFOLIO     PORTFOLIO  PORTFOLIO   PORTFOLIO
                                      --------------  ---------  ----------  ----------
VARIABLE INSURANCE PRODUCTS FUND
  ANNUAL EXPENSES(2)
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).........      0.60%         0.51%      0.60%       0.76%
Other Expenses
  (after reimbursement)(1)...........      0.11%         0.05%      0.07%       0.16%
                                           ----          ----       ----        ----
Total Fund Annual Expenses
  (after reimbursement)(1)...........      0.71%         0.56%      0.67%       0.92%



                                          ASSET         INDEX    INVESTMENT
                                         MANAGER         500     GRADE BOND  CONTRAFUND
                                        PORTFOLIO     PORTFOLIO  PORTFOLIO   PORTFOLIO
                                      --------------  ---------  ----------  ----------
VARIABLE INSURANCE PRODUCTS FUND II
  ANNUAL EXPENSES(2)
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).........      0.64%         0.28%      0.44%       0.61%
Other Expenses
  (after reimbursement)(1)...........      0.09%         0.28%      0.14%       0.10%
                                           ----          ----       ----        ----
Total Fund Annual Expenses
  (after reimbursement)(1)...........      0.73%         0.28%      0.58%       0.71%

                                                                  LIMITED
                                                                  MATURITY
                                         BALANCED      GROWTH       BOND
                                        PORTFOLIO     PORTFOLIO  PORTFOLIO
                                      --------------  ---------  ----------
NEUBERGER & BERMAN ADVISERS
  MANAGEMENT TRUST ANNUAL EXPENSES(2)
  (as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).........      0.55%         0.53%      0.25%
Other Expenses.......................      0.54%         0.39%      0.53%
                                           ----          ----       ----
Total Fund Annual Expenses...........      1.09%         0.92%      0.78%



                                         CAPITAL
                                       APPRECIATION
                                        PORTFOLIO
                                      --------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  ANNUAL EXPENSES(2)
(as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).........      1.00%
Other Expenses.......................      0.00%
                                           ----
Total Fund Annual Expenses...........      1.00%



                                                      WORLDWIDE  WORLDWIDE
                                        WORLDWIDE       HARD      EMERGING
                                           BOND        ASSETS     MARKETS
                                        PORTFOLIO     PORTFOLIO  PORTFOLIO
                                      --------------  ---------  ----------
VAN ECK WORLDWIDE INSURANCE TRUST
  ANNUAL EXPENSES(2)
(as a percentage of average net assets)
Management Fees
  (Investment Advisory Fees).........      1.00%         1.00%      1.00%
Other Expenses
  (after reimbursement)(1)...........      0.16%         0.23%      0.50%
                                           ----          ----       ----
Total Fund Annual Expenses
  (after reimbursement)(1)...........      1.16%         1.23%      1.50%


---------------

(1) For certain portfolios, certain expenses were reimbursed during 1996. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year. Absent the expense reimbursement, the 1996 Other Expenses and Total Annual Expenses would have been 0.07%, 0.58% respectively, for the Fidelity Equity Income Portfolio, 0.09%, 0.69%, respectively, for the Fidelity Growth Portfolio, 0.17%, 0.93%, respectively, for the Fidelity Overseas Portfolio, 0.10%, 0.74%, respectively, for the Fidelity Asset Manager Portfolio, 0.16%, 0.44%, respectively, for the Fidelity Index 500 Portfolio, 0.13%, 0.74%, respectively, for the Fidelity Contrafund Portfolio, 0.17%, 1.17%, respectively, for the Van Eck Worldwide Bond Portfolio, 0.24%, 1.24%, respectively, for the Van Eck Worldwide Hard Assets Portfolio and 1.64%, 2.64%, respectively, for the Van Eck Worldwide Emerging Markets Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other Portfolios and it is anticipated that such arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1996 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.



(2) The fee and expense information regarding the Funds was provided by those Funds. The Alger American Fund, the Variable Insurance Products Fund the Variable Insurance Products Fund II, the Neuberger & Berman ATM Fund, the American Century Variable Portfolio, and the Van Eck WIT Fund are not affiliated with Providentmutual.


     More detailed information is contained in the Funds Prospectuses which are attached to or accompany this Prospectus.

POLICY LAPSE AND REINSTATEMENT

     During the first four Policy Years, the Policy will lapse if the Minimum Guarantee Premium has not been paid and if the Net Cash Surrender Value is insufficient to cover the Monthly Deductions and a 61-day Grace Period expires without a sufficient premium payment. After the fourth Policy Year, the Policy will lapse if the

Net Cash Surrender Value is insufficient and the Grace Period lapses without a sufficient premium payment. This four year period may be extended by electing the Guaranteed Minimum Death Benefit Rider. The failure to pay a Planned Periodic Premium will not itself cause a Policy to lapse. (See "Policy Lapse," Page 28.)


     Subject to certain conditions, including evidence of insurability satisfactory to PLACA and the payment of a sufficient premium, a Policy may be reinstated at any time within three years (or such longer period as may be required in a particular state) after the expiration of the Grace Period and before the Final Policy Date. (See "Reinstatement," Page 28.)


LOAN PRIVILEGE

     The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value.

     Policy loans will bear interest at a fixed rate of 6% per year, payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance. Policy loans may be repaid at any time and in any amount prior to the Final Policy Date.

     Policy loans are allocated to the Subaccounts and the Guaranteed Account based on the proportion that each account's value bears to the total unloaned Policy Account Value. Based on this allocation, the collateral for the loan is deducted from each account and transferred to the Loan Account. This amount in the Loan Account will earn interest at an effective annual rate PLACA will determine prior to each calendar year. This rate will not be less than 4%. (See "Loan Privileges," Page 32.)


     Depending upon the investment performance of Net Cash Surrender Value and the amount of any Policy loan, such loans may cause a Policy to lapse. Lapse of the Policy with Policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 42.)


PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE


     After the first Policy Year, the Owner may, subject to certain restrictions, request a partial withdrawal of Net Cash Surrender Value. The minimum amount for such withdrawal is $1,500. An expense charge of $25 will be deducted from the Policy Account Value for each withdrawal. The withdrawal amount and expense charge will be allocated to the Subaccounts and the Guaranteed Account based on the proportion that the value in each account bears to the total unloaned Policy Account Value. If Death Benefit Option A is in effect, PLACA will reduce the Face Amount by the amount of the withdrawal. (See "Partial Withdrawal of Net Cash Surrender Value," Page 33.)


SURRENDER OF THE POLICY

     The Owner may at any time fully surrender the Policy and receive the Net Cash Surrender Value, if any. The Net Cash Surrender Value will equal the Policy Account Value less any Policy loan, accrued interest and any applicable surrender charges. (See "Surrender Privilege," Page 33.)

TAX TREATMENT

     Under current federal tax law, life insurance contracts receive tax-favored treatment. The death benefit is generally excludable from the beneficiary's gross income for federal income tax purposes, according to Section 101(a)(1) of the Internal Revenue Code. Owners of a life insurance contract are not taxed on any increase in the cash value while the contract remains in force.

     If a life insurance contract is a modified endowment contract under federal tax law, certain distributions made during either insured's lifetime, such as loans and partial withdrawals from, and collateral assignments of, the contract are includable in gross income on an income-first basis. A 10% penalty tax may also be imposed on distributions made before the contract owner attains age
59 1/2. Life insurance contracts that are not modified endowment contracts under federal tax law receive preferential tax treatment with respect to certain distributions.

     For a discussion of the tax issues associated with this Policy, see "Federal Income Tax Considerations" on page 41.

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUE AND NET CASH SURRENDER
VALUE

     Illustrations of how investment performance of the Subaccounts may cause Death Benefits, the Policy Account Value and the Net Cash Surrender Value to vary are included in Appendix A commencing on page A-1.

     These projections of hypothetical values may be helpful in understanding the long-term effects of different levels of investment performance, of charges and deductions, of electing one or the other death benefit option, and generally comparing and contrasting this Policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return and are not guaranteed. Illustrations are illustrative only and are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different from those illustrated.

                    THE COMPANY, VARIABLE ACCOUNT AND FUNDS

PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA


     The Contracts are issued by PLACA which is a stock life insurance company originally incorporated under the name of Washington Square Life Insurance Company in the Commonwealth of Pennsylvania in 1958. The name of the Company was changed from Washington Square to PLACA in 1991 and the Company was redomiciled as a Delaware insurance company in December, 1992. PLACA is currently licensed to transact life insurance business in 48 states and the District of Columbia. As of December 31, 1996, PLACA had total assets of approximately $962 million.



     PLACA is a wholly-owned subsidiary of Provident Mutual Life Insurance Company ("PMLIC"). PMLIC was chartered by the Commonwealth of Pennsylvania in 1865 and at the end of 1996 had total assets of approximately $7.1 billion. PMLIC and PLACA entered into a Support Agreement on April 5, 1993, pursuant to which PMLIC agreed to ensure that PLACA's capital and surplus will be maintained at certain levels and that PLACA will maintain cash or cash equivalents in an amount sufficient for the payment of benefits and other contractual claims under contracts issued by PLACA. This agreement may not be modified or terminated prior to January 1, 1998, and then only under certain circumstances. Other than this Support Agreement, PMLIC is under no obligation to invest money in PLACA nor is it in any way a guarantor of PLACA's contractual obligations or obligations under the Contract.


     PLACA is subject to regulation by the Insurance Department of the State of Delaware as well as by the insurance departments of all other states and jurisdictions in which it does business. PLACA submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The forms for the Contract described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold.

THE PROVIDENTMUTUAL VARIABLE LIFE SEPARATE ACCOUNT

     The Providentmutual Variable Life Separate Account (the "Variable Account") is a separate investment account of PLACA, established by the Board of Directors of PLACA, under Delaware law to support the operation of the Policy and to support other variable life insurance policies. PLACA has caused the Variable Account to be registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

     The assets of the Variable Account are owned by PLACA. However, these assets are held separate from other assets and are not part of PLACA's General Account. The portion of the assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business PLACA conducts. PLACA may transfer to its General Account any assets of the Variable Account that exceed the reserves and the Contract liabilities of the Variable Account (which will always be at least equal to the aggregate Contract value allocated to the Variable Account under the Contracts).

     The income, gains and losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses of PLACA. PLACA may accumulate in the Variable Account the charge for mortality and expense risks, mortality gains and losses and investment results applicable to those assets that are in excess of the net assets supporting the Contracts. An Owner will share only in the income, gains and losses of the particular Subaccounts to which his or her Net Premium payments have been allocated or to which portions of the Policy Account Value have been transferred.


     The Variable Account currently has twenty-two Subaccounts: Growth, Money Market, Bond, Managed, Aggressive Growth, International, Alger American Small Capitalization, Fidelity Asset Manager, Fidelity Contrafund, Fidelity Equity Income, Fidelity Growth, Fidelity High Income, Fidelity Index 500, Fidelity Investment Grade Bond, Fidelity Overseas, Neuberger & Berman Balanced, Neuberger & Berman Growth, Neuberger & Berman Limited Maturity Bond, American Century Growth, Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, and Van Eck Worldwide Emerging Markets. The assets of each Subaccount are invested exclusively in shares of a corresponding Portfolio of a designated Fund.


THE FUNDS


     The Variable Account currently consists of twenty-two Subaccounts and currently invests in portfolios of seven series-type mutual funds: Market Street Fund, Inc.; The Alger American Fund; Neuberger & Berman Advisers Management Trust; American Century Variable Portfolios, Inc.; Van Eck Worldwide Insurance Trust; Variable Insurance Products Fund; and Variable Insurance Products Fund II (collectively, the "Funds"). Each of the Funds are registered with the SEC under the 1940 Act as an open-end diversified investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds.


     The assets of each Fund portfolio are separate from other portfolios of that Fund and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the investment performance of one portfolio has no effect on the investment performance of any other portfolio. Some of the Funds may, in the future, create additional portfolios. The investment experience of each of the Subaccounts of the Variable Account depends on the investment performance of its corresponding portfolio.

     Each of the Funds sells its shares to the Variable Account in accordance with the terms of a participation agreement between the Fund and PLACA. The termination provisions of those agreements vary (See "Termination of Participation Agreements," Page 20.) Should an agreement between PLACA and a Fund terminate, the Variable Account will not be able to purchase additional shares of that Fund. In that event, Owners will no longer be able to allocate Account Values or premium payments to Subaccounts investing in portfolios of that Fund.

     Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement between the Fund and PLACA has not been terminated. Should a Fund or a portfolio of a Fund decide not to sell its shares to PLACA, PLACA will not be able to honor requests of Owners to allocate their Account Values or premium payments to Subaccounts investing in shares of that Fund or portfolio. In such circumstances, PLACA will notify Owners by Prospectus Supplement.

     Certain Subaccounts invest in portfolios that have similar investment objectives and/or policies; therefore before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this prospectus.

THE MARKET STREET FUND, INC.

     The Variable Account has six Subaccounts that invest exclusively in shares of The Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. The Fund currently issues eight "series" or classes of shares, each of which represents an interest in a separate Portfolio within the
Fund: the Growth Portfolio, the Money Market Portfolio, the Bond Portfolio, the Managed Portfolio, the Aggressive Growth Portfolio, the International Portfolio, the Common Stock Portfolio and the Sentinel Growth Portfolio. The Common Stock Portfolio and Sentinal Growth Portfolio are not available under the Variable Account of the Policy. Shares of each portfolio currently are purchased and redeemed by the corresponding Subaccount. The Fund sells and redeems its shares at net asset value without a sales charge.

     The Fund presently serves as an investment medium for other variable life and variable annuity contracts issued by PLACA, Provident Mutual Life Insurance Company, which wholly owns PLACA, and National Life Insurance Company of Vermont. At some later date, the Fund may serve as an investment medium for other variable life policies and variable annuity contracts issued by PLACA and may be made available as an investment medium for variable contracts issued by other insurance companies, including affiliated and unaffiliated companies of PLACA. PLACA currently does not foresee any disadvantages to Owners arising out of the fact that the Fund will offer its shares to fund products other than PLACA's policies. However, the Fund's Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts.

     The investment objectives of the Fund's portfolios available under the Policy are set forth below. The investment experience of each of the Subaccounts depends on the investment performance of the corresponding portfolio. There is no assurance that any portfolio will achieve its stated objective.

     The Growth Portfolio. This portfolio seeks intermediate and long-term growth of capital by investing in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long-term. Current income is a secondary consideration.

     The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

     The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

     The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

     The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

     The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.

     With respect to the Growth, Bond, Managed, Aggressive Growth, and Money Market Portfolios, the Fund is advised by Sentinel Advisors Company (SAC), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. As compensation for its services, SAC receives monthly compensation as follows:

          Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the Growth Portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio, and 0.30% of the average daily net assets in excess of $40 million.

          Bond Portfolio -- 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $100 million.

          Managed Portfolio -- 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of the average daily net assets in excess of $100 million.

          Aggressive Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $40 million.

          Money Market Portfolio -- 0.25% of the average daily net assets of the Portfolio.

     With respect to the International Portfolio, the Fund is advised by Providentmutual Investment Management Company (PIMC) which receives monthly compensation at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of the average daily net assets in excess of $500 million. PIMC has employed The Boston Company Asset Management, Inc. (the "Boston Company") to provide investment advisory services in connection with the portfolio. As compensation for the investment advisory services rendered, PIMC pays The Boston Company a monthly fee at an effective rate of 0.375% of the first $500 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $500 million.

     In addition to the fee for the investment advisory services, the Fund pays its own expenses generally, including brokerage costs, administrative costs, custodial costs, and legal, accounting and printing costs. However, PMLIC has entered into an agreement with the Fund whereby it will reimburse the Fund for all ordinary operating expenses, excluding advisory fees in excess of an annual rate of 0.40% of the average daily net assets of each portfolio except the International Portfolio, and 0.75% for the International Portfolio. It is anticipated that this agreement will continue; if it is terminated, Fund expenses may increase.

     A more extensive description of the Fund, its investment objectives and policies, its risks, expenses, and all other aspects of its operations is contained in the Prospectus for the Fund, which accompanies this Prospectus and should be read together with this Prospectus.

THE ALGER AMERICAN FUND

     The Variable Account has twenty-two Subaccounts, one of which invests exclusively in shares of a Portfolio of The Alger American Fund ("Alger American"). Alger American is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of Alger American.

     The Alger American Small Capitalization Subaccount of the Variable Account invests in shares of the Alger American Small Capitalization Portfolio of Alger American. (Alger American has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of the Alger American Small Capitalization Portfolio are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of Alger American Small Capitalization Portfolio from Alger American in accordance with a participation agreement between Alger American and PLACA. The termination provisions of this participation agreement is described below.

     Alger American Small Capitalization Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.

     The investment adviser for the Alger American Small Capitalization Portfolio is Fred Alger Management, Inc. ("Alger Management"), which is registered with the SEC as an Investment Adviser under the Investment Advisors Act of 1940. As compensation for its services, Alger Management receives a fee at the end of each month at an annual rate of .85% of the average net assets of the Alger American Small Capitalization Portfolio.

     A more extensive description of Alger American and the Alger American Small Capitalization Portfolio, including the Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for Alger American which accompanies this Prospectus.

VARIABLE INSURANCE PRODUCT FUND AND VARIABLE INSURANCE PRODUCTS FUND II

     Variable Account has eight Subaccounts that invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") or of the Variable Insurance Products Fund II (the "VIP Fund II"). The VIP Fund and the VIP Fund II are each "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the Fund.

     The Fidelity Equity-Income Subaccount, Fidelity Growth Subaccount, Fidelity High Income Subaccount and Fidelity Overseas Subaccount of the Variable Account invest in shares of the Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio, respectively, of the VIP Fund. The Fidelity Asset Manager Subaccount, Contrafund Subaccount, Fidelity Index 500 Subaccount and Fidelity Investment Grade Bond Subaccount of the Variable Account invest in shares of the Asset Manager Portfolio, Contrafund Portfolio, Index 500 Portfolio and Investment Grade Bond Portfolio, respectively, of the VIP Fund II. (The VIP Fund and VIP Fund II have other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from the VIP Fund and the VIP Fund II in accordance with a participation agreement between each Fund and PLACA. The termination provisions of these participation agreements are described below.

     The investment objectives of the Portfolios of the VIP Fund and the VIP Fund II in which the Subaccounts will invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

  VIP Fund

     Equity-Income Portfolio. This Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index.

     Growth Portfolio. This Portfolio seeks to achieve capital appreciation. The Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

     High Income Portfolio. This Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.

     Overseas Portfolio. This Portfolio seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for diversification by participating in companies and economies outside of the United States.

  VIP Fund II

     Asset Manager Portfolio. This Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.

     Contrafund Portfolio. This Portfolio seeks capital appreciation by investing in companies believed to be undervalued due to an overly pessimistic appraisal by the public.

     Index 500 Portfolio. This Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Index 500 Portfolio attempts to duplicate the composition and total return of the Standard and Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

     Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The Portfolio will maintain a dollar-weighted average portfolio maturity of ten years or less.

     The Equity-Income, Growth, High Income, and Overseas Portfolios of the VIP Fund and the Asset Manager, Contrafund, Index 500 and Investment Grade Bond Portfolios of the VIP Fund II are managed by Fidelity Management & Research Company ("FMR"). For managing its investments and business affairs, each Portfolio pays FMR a monthly fee.

     For the Equity-Income, Growth, Overseas and Asset Manager Portfolios, the annual fee rate is the sum of two components:

     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% and it drops (to as low as a marginal rate of 0.30% when average group assets exceed $174 billion) as total assets in all these funds rise.

     2. An individual fund fee rate of 0.20% for the Equity-Income Portfolio, 0.30% for the Contrafund and Growth Portfolios, 0.40% for the Asset Manager Portfolio and 0.45% for the Overseas Portfolio.

     One-twelfth of the combined annual fee rate is applied to each Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

     The Index 500 Portfolio pays FMR a monthly management fee at the annual rate of 0.28% of the Portfolio's average net assets. One-twelfth of this annual fee rate is applied to the net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

     For the High Income and Investment Grade Bond Portfolios, the annual fee rate is the sum of two components:

     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops (to as low as a marginal rate of 0.14%) as total assets in all these funds rise.

     2. An individual fund fee rate of 0.35% for the High Income Portfolio and 0.30% for the Investment Grade Bond Portfolio.

          One-twelfth of the combined annual fee rate is applied to the Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

          On behalf of the Asset Manager Portfolio and the Contrafund Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management & Research (Far
     East) Inc. ("FMR Far East"), pursuant to which these entities provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) primarily focuses on companies based in Europe while FMR Far East focuses primarily on companies based in Asia and the Pacific Basin. Under the sub-advisory agreements, FMR and not the Portfolios pay FMR (U.K.) and FMR Far East fees equal to 100% and 105%, respectively, of each sub-advisor's costs incurred in connection with its sub-advisory agreement.

          On behalf of the Overseas Portfolio, FMR has entered into sub-advisory agreements with FMR (U.K.), FMR Far East, and Fidelity International Investment Advisors ("FIIA"). FIIA, in turn, has entered into a sub-advisory agreement with its wholly owned subsidiary Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory agreements, FMR may receive investment advice and research services with respect to companies based outside the U.S. and may grant them investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Portfolio.

          Currently, FMR (U.K.), FMR Far East, FIIA and FIIAL U.K. each focus on investment opportunities in countries other than the U.S., including countries in Europe, Asia and the Pacific Basin.

          Under the sub-advisory agreements FMR pays the fees of FMR (U.K.), FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K.

          For providing investment advice and research services the sub-advisors are compensated as follows:

     - FMR pays FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of FMR (U.K.)'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

     - FMR pays FIIA 30% of its monthly management fee with respect to the average market value of investments held by the Portfolio for which FIIA has provided FMR with investment advice.

     - FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.

          For providing investment management services, the sub-advisors are compensated according to the following formulas:

     - FMR pays FMR (U.K.), FMR Far East, and FIIA 50% of its monthly management fee with respect to the Portfolio's average net assets managed by the sub-advisor on a discretionary basis.

     - FIIA pays FIIAL U.K. 110% of FIIAL U.K.'s costs incurred in connection with providing investment management.

     Each Portfolio utilizes Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, to maintain the master accounts of the participating insurance companies. Under the transfer agent agreement with FIIOC, each Portfolio pays fees based on the type, size, and number of accounts in each Portfolio and the number of transactions made by shareholders of each Portfolio.

     Each Portfolio also has an agreement with Fidelity Service Co. ("Service"), an affiliate of FMR under which each Portfolio pays Service to calculate its daily share prices and to maintain the portfolio and general accounting records of each Portfolio and to administer each Portfolio's securities lending program. The fees for pricing and bookkeeping services are based on each Portfolio's average net assets but must fall within a range of $45,000 to $750,000. The fees for securities lending services are based on the number and duration of individual securities loans.

     FMR may, from time to time, agree to reimburse a Portfolio for management fees and other expenses above a specified percentage of average net assets. Reimbursement arrangements, which may be terminated at any time without notice, will increase a Portfolio's yield. If FMR discontinues a reimbursement arrangement, each Portfolio's expenses will go up and its yield will be reduced. FMR retains the right to be repaid by a Portfolio for expense reimbursements if expenses fall below the limit prior to the end of a fiscal year. Repayment by a Portfolio will lower its yield. FMR has voluntarily agreed to reimburse the management fees and all other expenses (excluding taxes, interest and extraordinary expenses) in excess of 1.50% of the average net assets of the Equity-Income and Growth Portfolios, 1.25% of the average net assets of the Asset Manager Portfolio and 0.28% of the average net assets of the Index 500 Portfolio.

     A more extensive description of the VIP Fund and the VIP Fund II, the investment of objectives and policies of the Portfolios, the risks, expenses and all other aspects of their operation is contained in the prospectuses for the VIP Fund and VIP Fund II which accompany this Prospectus. You should note that the VIP Fund and VIP Fund II have other investment portfolios that are not available with the variable life insurance policies issued by PLACA.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

     The Variable Account has three Subaccounts that invest exclusively in shares of Portfolios of the Neuberger & Berman Advisers Management Trust ("AMT"). AMT is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of AMT.

     The Neuberger & Berman Balanced Subaccount, Neuberger & Berman Growth Subaccount and Neuberger & Berman Limited Maturity Bond Subaccount of the Variable Account invest in shares of the Balanced Portfolio, Growth Portfolio and Limited Maturity Bond Portfolio, respectively, of AMT. (AMT has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from AMT in accordance with a participation agreement between AMT and PLACA. The termination provisions of this participation agreement is described below.

     Each Portfolio of AMT invests all of its net investable assets in its corresponding Series (each, a "Series") of Advisers Managers Trust ("Managers Trust"), an open-end management investment company. Each Series invests in securities in accordance with an investment objective, policies and limitations identical to those of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information regarding this structure, see the prospectus for AMT.

     In that the investment objective of each Portfolio matches that of its corresponding Series, the following describes the investment objective of each Series underlying the Portfolio of AMT in which the Subaccounts will invest. The investment objectives of the Portfolios of AMT in which the Subaccounts will invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

     Balanced Portfolio. The Series corresponding to this Portfolio seeks long-term capital growth and reasonable current income without undue risk to principal through investment of a portion of its assets in common stocks and a portion of its assets in debt securities.

     Growth Portfolio. The Series corresponding to this Portfolio seeks capital growth through investments in common stocks of companies that the investment adviser believes will have above-average earnings or otherwise provide investors with above-average potential for capital appreciation.

     Limited Maturity Bond Portfolio. The Series corresponding to this Portfolio seeks the highest current income consistent with low risk to principal and liquidity through investment in a diversified portfolio of Limited Maturity debt securities.

     The Investment Adviser for the Series of Managers Trust corresponding to the Balanced, Growth and Limited Maturity Bond Portfolios of AMT is Neuberger & Berman Management Incorporated. The Investment Adviser retains Neuberger & Berman, without cost to AMT, as sub-adviser to furnish it with investment recommendations and research information.


     As compensation for its services under the Investment Advisory Agreement AMT pays a fee to the Investment Adviser at the end of each month. For the Balanced Portfolio this fee is paid at the annual rate of 0.80% of the average daily net assets of the Portfolio, for the Growth Portfolio, at the annual rate of 0.70% of the first $250 million of the average of the total net asset value determined on each calendar day throughout the month (hereinafter called "average asset value"), 0.675% of the next $250 million of average asset value, 0.650% of the next $250 million of average asset value, 0.625% of the next $250 million of average asset value and 0.60% of the average asset value in excess of $1 billion and for the Limited Maturity Bond Portfolio, at the annual rate of 0.60% of the average daily net assets of the Portfolio. The distributor, Neuberger & Berman Management, Incorporated, has agreed to reimburse each of the Portfolios for certain expenses.



     A more extensive description of AMT, the investment objectives of the available Portfolios, the risks, expenses and all other aspects of their operation is contained in the prospectuses for the Balanced, Growth and Limited Maturity Bond Portfolios of AMT which accompany this Prospectus.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     The Variable Account has one Subaccount that invests exclusively in shares of a Portfolio of the American Century Variable Portfolios, Inc. ("American Century"). American Century is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of American Century.

     The American Century VP Capital Appreciation Subaccount of the Variable Account invests in shares of the American Century VP Capital Appreciation Portfolio of American Century. (American Century has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of the American Century VP Capital Appreciation Portfolio are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of American Century VP Capital Appreciation Portfolio from American Century in accordance with a participation agreement between American Century and PLACA. The termination provisions of this participation agreement is described below.

     American Century VP Capital Appreciation Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. There is no assurance that American Century VP Capital Appreciation Portfolio will achieve its stated objective.

     The investment adviser for the American Century VP Capital Appreciation Portfolio is Investors Research Corporation ("Investors Research"). As compensation for its services, Investors Research receives a fee at the end of each month at an annual rate of 1% of the average net assets of the American Century VP Capital Appreciation Portfolio.

     A more extensive description of American Century and the American Century VP Capital Appreciation Portfolio, including the Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for TCI which accompanies this Prospectus.

VAN ECK WORLDWIDE INSURANCE TRUST

     The Variable Account has three Subaccounts that invest exclusively in shares of Portfolios of Van Eck Worldwide Insurance Trust (the "Van Eck Trust"). The Van Eck Trust is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of Van Eck Trust.

     The Van Eck Worldwide Bond, the Van Eck Worldwide Hard Assets and the Van Eck Worldwide Emerging Markets Subaccounts of the Variable Account invest in shares of the Van Eck Worldwide Bond, the Van Eck Worldwide Hard Assets and the Van Eck Worldwide Emerging Markets Portfolios, respectively, of Van Eck Trust. Shares of the Van Eck Worldwide Bond, Worldwide Hard Assets and Worldwide Emerging Markets Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from Van Eck Trust in accordance with a participation agreement between the Van Eck Trust and PLACA. The termination provisions of this participation agreement are described below.

     The investment objectives of the Portfolios of Van Eck Trust are set forth below. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio. There is no assurance that these Portfolios will achieve their stated objectives.

     Van Eck Worldwide Hard Assets Portfolio seeks long-term capital appreciation by investing primarily in "Hard Assets Securities." Hard Assets Securities include equity securities of Hard Asset Companies and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Hard Asset Companies include companies that are directly or indirectly engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together, Hard Assets); (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, pretochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities. Income is a secondary consideration.

     Van Eck Worldwide Bond Portfolio seeks high total return through a flexible policy of investing globally, primarily in debt securities.

     Van Eck Worldwide Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

     The investment adviser for the Van Eck Worldwide Hard Assets, Worldwide Bond and Worldwide Emerging Markets Portfolios is Van Eck Associates Corporation ("Van Eck Associates"). As compensation for its services to the Worldwide Hard Assets and Worldwide Bond Portfolios, Van Eck Associates receives a monthly fee at an annual rate of 1.0% of the first $500 million of the average daily net assets of the Portfolios, 0.90% of the next $250 million of the daily net assets of the Portfolios, and 0.70% of the average daily net assets of the Portfolios in excess of $750 million. As compensation for its services to the Worldwide Emerging Markets Portfolio, Van Eck Associates receives a monthly fee at an annual rate of 1.0% of the Portfolio's average daily net assets.

     Peregrine Asset Management (Hong Kong) Limited ("PAM") serves as sub-investment adviser to the Worldwide Emerging Markets Portfolio pursuant to a sub-investment advisory agreement with Van Eck Associates. As compensation for its services, PAM is paid a monthly fee at an annual rate of 0.50% of average daily net assets by Van Eck Associates from the advisory fees it receives from Van Eck Trust with respect to this Portfolio.

     A more extensive description of Van Eck Trust, Van Eck Worldwide Hard Assets Portfolio, Van Eck Worldwide Bond Portfolio and Van Eck Worldwide Emerging Markets Portfolio, including each Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for the Trust which accompanies this Prospectus.

TERMINATION OF PARTICIPATION AGREEMENTS

     The participation agreements pursuant to which the Funds sell their shares to Subaccounts of the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

          The Alger American Fund. The Agreement with The Alger American Fund provides for termination: 1) by either party on 60 days written notice to the other; 2) by Alger if the Policies cease to qualify as annuity contracts or life insurance policies under the Code or the Policies are not registered, issued or sold in accordance with applicable laws; 3) by any party in the event of a material irreconcilable conflict; 4) by PLACA in the event that formal proceedings are initiated against Alger or the distributor by the SEC or another regulator; 5) by PLACA in the event the Portfolio or trust fails to meet the diversification requirements; 6) by PLACA if shares are not reasonably available; 7) by PLACA if shares of the Portfolio are not registered, issued or sold in accordance with applicable laws or applicable law precludes the use of such shares; 8) by PLACA if Alger fails to qualify as a regulated investment company under Subchapter M of the Code; or 9) by Alger's principal underwriter if it determines that PLACA has suffered a material adverse change in its business, operation, financial condition or prospects.

          Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II. The Agreements provide for termination 1) upon six months' advance notice by either party, 2) at PLACA's option if shares of the Fund are not reasonably available to meet requirements of the policies,
     3) at PLACA's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, if the Fund ceases to qualify as a regulated investment company under the Code or for a Portfolio of the Fund in the event such Portfolio fails to meet diversification requirements under the Code, 4) at the option of the Fund or its principal underwriter if it determines that PLACA has suffered material adverse changes in its business or financial condition or is subject to material adverse publicity, 5) at the option of PLACA if the Fund has suffered material adverse changes in its business or financial condition or is a subject of material adverse publicity, or 6) at the option of the Fund or its principal underwriter if PLACA decides to make another mutual fund available as a funding vehicle for its policies.

          Neuberger & Berman Advisers Management Trust. This Agreement may be terminated by either party on six months' written notice to the other.

          American Century Variable Portfolios, Inc. The agreement with American Century provides for termination 1) by PLACA or American Century upon six months prior written notice or in the event that formal proceedings are initiated against the other party by the SEC or another regulator, 2) by PLACA or American Century in the event that shares of American Century subject to the agreement are not registered, offered or sold in conformity with applicable law, 3) by PLACA upon reasonable notice if shares of one of the then available Portfolios of American Century are no longer available or upon sixty days notice if PLACA should substitute shares of another fund or Fund for those of American Century, 4) upon assignment of the agreement unless both parties agree to the assignment in writing or upon termination of American Century's investment management agreement with Investor's Research (unless a new management agreement is entered into by American Century with Investor's Research), and 5) by American Century if PLACA breaches the agreement.

          Van Eck Worldwide Insurance Trust. The agreement with Van Eck Trust provides for termination 1) by PLACA or Van Eck Trust upon six months prior written notice or in the event that formal proceedings are initiated against the other party by the SEC or another regulator, 2) by PLACA or Van Eck Trust in the event that shares of Van Eck Trust subject to the agreement are not registered, offered or sold in conformity with applicable law, 3) by PLACA upon reasonable notice if shares of one of the then available Portfolios of Van Eck Trust are not longer available or upon sixty days notice if PLACA should substitute shares of another fund or Fund for those of Van Eck Trust, 4) upon assignment of the agreement unless both parties agree to the assignment in writing.


     Should an agreement between PLACA and a Fund terminate, the subaccounts that invest in that Fund may not be able to purchase additional shares of such Fund. In that event, Owners will no longer be able to allocate cash values or net premiums to Subaccounts investing in Portfolios of such Fund.


     Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and PLACA has not been terminated. Should a Fund or portfolio of such Fund decide not to sell its shares to PLACA, PLACA will not be able to honor requests by Owners to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or portfolio.

     The Company has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser will pay the Company a servicing fee based upon an annual percentage of the average aggregate net assets invested by the Company on behalf of the Variable Account. These agreements reflect administrative services provided to the Funds by the Company. Payments of such amounts by an adviser will not increase the fees paid by the Funds or their shareholders.

RESOLVING MATERIAL CONFLICTS

     The VIP Fund and VIP Fund II are used as investment vehicles for variable life insurance policies and variable annuity contracts issued by PMLIC and variable annuity contracts issued by PLACA. AMT is used as the investment vehicle for variable life insurance policies issued by PMLIC. In addition, the Funds, other than The Market Street Fund, Inc., are also available to registered separate accounts of insurance companies, other than PLACA or its affiliates, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interest of Owners whose policy values are allocated to the Variable Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

     In addition, certain Funds may sell shares to certain retirement plans qualifying under Section 401 of the Code (including cash or deferred arrangements under Section 401(k) of the Code). As a result, there is a possibility that a material conflict may arise between the interests of Owners of policies generally, or certain classes of Owners, and such retirement plans or participants in such retirement plans.

     In the event of a material conflict, PLACA will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possible may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

THE GUARANTEED ACCOUNT

     For information on the Guaranteed Account, see page 36.

                   DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

     General. As long as the Policy remains in force, the Insurance Proceeds of the Policy will, upon due proof of the death of both Insureds (and fulfillment of certain other requirements), be paid to the named Beneficiary in accordance with the designated Death Benefit Option. The proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy. The amount payable under the designated Death Benefit Option will be increased by any additional benefits and will be decreased by any outstanding Policy loan and accrued interest and by any unpaid Monthly Deductions.

     Death Benefit Options.  The Policy provides two Death Benefit Options:
Option A and Option B. The Owner designates the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page 23.

     Option A. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy and (b) the Policy Account Value on the Valuation Date on or next following the last surviving Insured's date of death multiplied by the specified percentage shown in the table below:

                                   ATTAINED AGE
                                        OF
ATTAINED AGE OF                       YOUNGER
YOUNGER INSURED     PERCENTAGE        INSURED        PERCENTAGE
---------------     ----------     -------------     ----------
 40 and under        250%               60            130%
      45             215%               65            120%
      50             185%               70            115%
      55             150%          75 through 90      105%
                                   95 through 99      100%

For Attained Ages not shown, the percentages will decrease by a ratable portion for each full year.

     Illustration of Option A -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no Policy loan outstanding.

     Under Option A, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000. The specified percentage for a policy with a younger Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or be greater than 2.50 times the Policy Account Value, any time the Policy Account Value exceeds $80,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Policy Account Value will increase the Death Benefit by $2.50. Thus, a policy with a 35 year old younger Insured and a Policy Account Value of $150,000 will have a Death Benefit of $375,000 (2.50 X $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 X $300,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 X $400,000).

     Similarly, any time the Policy Account Value exceeds $80,000, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

     Option B. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage shown in the table above. (The Policy Account Value in each case is determined on the Valuation Day on or next following the last surviving Insured's date of death.)

     Illustration of Option B -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no outstanding Policy loan.

     Under Option B, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000 plus the Policy Account Value. Thus, for example, a Policy with a $50,000 Policy Account Value will have a Death Benefit of $250,000 ($200,000 plus $50,000); and a Policy Account Value of $100,000 will yield a Death Benefit of $300,000. Since the specified percentage is 250%, the Death Benefit will be at least 2.50 times the Policy Account Value. As a result, if the Policy Account Value exceeds $133,333, the Death Benefit will be greater than the Face Amount plus the Policy Account Value. Each additional dollar added to the Policy Account Value above $133,333 will increase the Death Benefit by $2.50. A Policy with a Policy Account Value of $150,000 will therefore have a Death Benefit of $375,000 (2.50 X $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 X $300,000); and a Policy Account Value of $500,000 will yield a Death Benefit of $1,250,000 (2.50 X $500,000).
Similarly, any time the Policy Account Value exceeds $133,333, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Account Value, the Death Benefit will be the Face Amount plus the Policy Account Value.

     Which Death Benefit Option to Choose. If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insureds' existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the Owner should choose Option A.

     Change in Death Benefit Option. After the first Policy Year, at any time when the Death Benefit would be the Face Amount (if Option A is in effect) or the Face Amount plus the Policy Account Value (if Option B is in effect), the Death Benefit Option in effect may be changed by sending PLACA a written request. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Processing Day on or next following the date PLACA receives the written request.

     If the Death Benefit Option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Policy Account Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount for Policies being issued at that time.

     If the Death Benefit Option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Policy Account Value on that date.

     A change in the Death Benefit Option may affect the Net Amount at Risk over time which, in turn, would affect the monthly Cost of Insurance Charge. Changing from Option A to Option B will generally result in a Net Amount at Risk that remains level. Such a change will result in a relative increase in the cost of insurance charges over time because the Net Amount at Risk will, unless the Death Benefit is based on the applicable percentage of Policy Account Value, remain level rather than decreasing as the Policy Account Value increases. Unless the Death Benefit is based on the applicable percentage of Policy Account Value, changing from Option B to Option A will, if the Policy Account Value increases, decrease the Net Amount at Risk over time, thereby reducing the cost of insurance charge.

     The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a contract under Option A has a Face Amount of $500,000 and a Policy Account Value of $100,000 and, therefore, a Death Benefit of $500,000 and a Net Amount at Risk of $400,000 ($500,000 - $100,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount will decrease from $500,000 to $400,000 but the Death Benefit and Net Amount at Risk would remain the same. Assume that a contract under Option B has a Face Amount of $500,000 and a Policy Account Value of $50,000 and, therefore, the Death Benefit is $550,000 ($500,000 + $50,000) and a Net Amount at Risk of $500,000
($550,000 - $50,000). If the Death Benefit Option is changed from Option B to Option A, the Face Amount will increase to $550,000, but the Death Benefit and Net Amount at Risk would remain the same.

     If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, PLACA will not effect the change.


     A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 42).



     Death Benefit Guarantee. During the first four Policy Years regardless of investment experience, the Death Benefit is guaranteed never to be less than the Face Amount as long as the sum of premiums paid less any partial withdrawals less any policy loans equals or exceeds the Minimum Guarantee Premium. This four year period may be extended by electing the Guaranteed Minimum Death Benefit Rider. (See "Supplementary Benefits," Page 40.) This Rider expires at the later of the Policy Anniversary nearest age 70 of the older Insured or the end of the tenth Policy Year. This Rider is not available if Death Benefit Option B is elected at issue, and the Rider will terminate if the Policy is changed to Death Benefit Option B.


     How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Policy Account Value. The Death Benefit under Option A will vary with the Policy Account Value whenever the specified percentage of Policy Account Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Policy Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage.

ABILITY TO DECREASE FACE AMOUNT

     Subject to certain limitations, an Owner may generally, at any time after the first Policy Year, decrease the Policy's Face Amount by submitting a written application to PLACA. (Decreases are not permitted for policies issued in Virginia.) The effective date of the decrease will be the Policy Processing Day on or next following PLACA's approval of the request. The effect of a decrease in Face Amount on Policy charges, as well as other considerations, are described below. Decreases in Face Amount may not be made within 12 months of a previous decrease.

     The amount of a Face Amount decrease must be for at least $25,000 (or such lesser amount required in a particular state). The Face Amount after any decrease may not be less than the Minimum Face Amount for Policies being issued at the time of the decrease. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, PLACA will not effect the decrease.

     A decrease in the Face Amount generally will decrease the total Net Amount at Risk which will decrease an Owner's monthly insurance charges. A decrease in the Face Amount may result in the imposition of a surrender charge as of the Policy Processing Day on which the decrease becomes effective. (See "Surrender Charge Upon Decrease in Face Amount," Page 30).

     Any surrender charge applicable to a decrease will be deducted from the Policy Account Value. The surrender charge will be deducted from the Subaccounts and the Guaranteed Account based on the proportion that the value in such account bears to the total unloaned Policy Account Value. The remaining Surrender Charge will equal the charge prior to the decrease less the charge deducted in connection with such decrease.

CHANGES AFFECTING THE DEATH BENEFIT

     Owner may decrease the Face Amount. In addition, changing the level of premium payments, and, to a lesser extent, making a partial withdrawal of Net Cash Surrender Value may have consequences for the Death Benefit or charges associated therewith. The consequences of each are summarized below.

     A decrease in Face Amount will, subject to applicable percentage limitations, decrease the insurance protection. It will not reduce the Policy Account Value, except for the deduction of any surrender charge applicable to the decrease. The Monthly Deductions will generally be correspondingly lower following the decrease.

     Under Death Benefit Option A, until the applicable percentage of Policy Account Value exceeds the Face Amount, then (i) if the Owner increases the premium payments from the current level, the amount of insurance protection will generally be reduced, and (ii) if the Owner reduces the premium payments from the current level, the amount of insurance protection will generally be increased. For example, assume a policy has a Face Amount of $200,000 and a Policy Account Value of $50,000. Thus, the amount of insurance protection would be $150,000. If increased premium payments increase the Policy Account Value to $75,000, the insurance protection would decrease to $125,000. If reduced premium payments cause a decrease in Policy Account Value to $25,000, the amount of insurance protection would increase to $175,000.

     Under Death Benefit Option B, until the applicable percentage of Policy Account Value exceeds the Face Amount plus the Policy Account Value, the level of premium payments will not affect the amount of insurance protection. (However, both the Policy Account Value and Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.) Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Policy Account Value, then (i) if the Owner increases premium payments from the current level, the amount of insurance protection will increase and (ii) if the Owner reduces the premium payments from the current level, the amount of insurance protection will be lower.

     A partial withdrawal of Net Cash Surrender Value will reduce the Death Benefit. It will not reduce the amount of insurance protection unless the Death Benefit is based on the applicable percentage of Policy Account Value. This is because if the Death Benefit is based on the applicable percentage, the decrease in the Death Benefit will be greater than the amount of a withdrawal. Since the primary use of a partial withdrawal is to withdraw cash which reduces the Policy Account Value, the Net Cash Surrender Value is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page 28).

HOW THE DURATION OF THE POLICY MAY VARY


     The Policy will remain in force as long as the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Net Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy will lapse and terminate without value. Notwithstanding the foregoing, during the first four Policy Years the Policy will not lapse if the Minimum Guarantee Premium has been paid. This four year period may be extended by electing the Guaranteed Minimum Death Benefit Rider. (See "Supplementary Benefits," Page 40.) The Owner has certain rights to reinstate the Policy. (See "Reinstatement," Page 28).


POLICY ACCOUNT VALUE

     The Policy Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Subaccounts, the Guaranteed Account and the Loan Account. The Policy Account Value minus any applicable Surrender Charge is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Policy Account Value in any of the Subaccounts and, because the Policy Account Value on any future date depends upon a number of variables, it cannot be predetermined.

     The Policy Account Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts, the crediting of interest in excess of 4% (the guaranteed minimum) for the Guaranteed Account and the Loan Account, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid, and any charges assessed in connection with the Policy.

     Calculation of Policy Account Value. The Policy Account Value is determined first on the Policy Date and thereafter on each Valuation Day. On the Policy Date, the Policy Account Value will be the Net

Premiums received less any Monthly Deductions due on the Policy Date. On each Valuation Day after the Policy Date, the Policy Account Value will be:

          (1) The aggregate of the values attributable to the Policy in each Subaccount, determined by multiplying the number of units the Policy has in the Subaccount by the Subaccount's Unit Value on that date;


          (2) The value attributable to the Policy in the Guaranteed Account (See "The Guaranteed Account," Page 36); plus


          (3) The value attributable to the Policy in the Loan Account. (See "Loan Privileges," Page 32).

     Determination of Number of Units for the Subaccounts. Amounts allocated, transferred or added to a Subaccount under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

     Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

     Net Investment Factor. Each Subaccount has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of a Subaccount. The factor will increase to reflect investment income and capital gains, realized and unrealized, for the securities of the underlying portfolio or series. The factor will decrease to reflect any capital losses, realized or unrealized, for the securities of the underlying portfolio or series.

PAYMENT AND ALLOCATION OF PREMIUMS


     Issuance of a Policy. In order to purchase a Policy, the proposed insureds must make application to PLACA through a licensed PLACA agent who is also a registered representative of 1717 Capital Management Company ("1717") or a broker/dealer having a Selling Agreement with 1717 or a broker/dealer having a Selling Agreement with such a broker/dealer. The Minimum Face Amount of a Policy under PLACA's rules is currently $100,000. PLACA reserves the right to revise its rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only to Insureds who individually have an Issue Age of 21 to 85 and a Joint Equal Age of 25 to 80 and who provide PLACA with satisfactory evidence of insurability. Acceptance is subject to PLACA's underwriting rules. PLACA reserves the right to reject an application for any reason permitted by law. (See "Distribution of Policies," Page 47.)


     At the time the applications for the Policy are signed, the applicants can, subject to PLACA's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the Health Questions of the Temporary Agreement and submitting payment of the Minimum Initial Premium with the Application. The Minimum Initial Premium will equal the Minimum Annual Premium multiplied by the following factor:

                                 PREMIUM BILLING MODE
                                  SELECTED AT ISSUE               FACTOR
                      ------------------------------------------  -----
                      Annual....................................  1.000
                      Semi-annual...............................  0.500
                      Quarterly.................................  0.250
                      Monthly...................................  0.167

     The amount of temporary coverage is the lesser of the Face Amount applied for or $500,000. This coverage will end on the earliest of: (a) the 90th day from the date of application; (b) the date that insurance takes effect under the Policy; (c) the date a policy, other than as applied for, is offered to the Applicant; or (d) five days from the date PLACA mails a notice of termination of coverage.

     Where Minimum Initial Premium is not submitted with the application, it must be submitted when the Policy is delivered.

     Amount and Timing of Premiums. Each premium payment must be for at least $25. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.

     At the time of application, the Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner is entitled to receive a premium reminder notice from PLACA at the specified interval. The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner has the flexibility to alter the amount, frequency and time period over which premiums are paid.

     Payment of the Planned Periodic Premiums will not guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by the Owner.

     Under the Automatic Payment Plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed".

     Unless prohibited by a particular state any payments made while there is an outstanding Policy loan will be applied as loan repayments, unless PLACA is notified in writing that the amount is to be applied as a premium payment.

     Premium Limitations. With regard to a Policy's inside build-up, the Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, PLACA will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. The excess will be refunded. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of a Policy's Death Benefit over the Policy's Cash Surrender Value would still be excludable from gross income under the Code.


     The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, PLACA will not effect such change. (See "Federal Income Tax Considerations," Page 41).


     Unless the Insureds provide satisfactory evidence of insurability, PLACA reserves the right to limit the amount of any premium payment if it increases the Death Benefit more than it increases the Policy Account Value.

     Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charge. The application for the Policy will indicate how Net Premiums should be allocated among the Subaccounts and/or the Guaranteed Account. The percentages of each Net Premium that may be allocated to any account must be in whole numbers and the sum of the allocation percentages must be 100%. PLACA will allocate the Net Premiums on the date it receives such premium at its Home Office.

     Where state law requires a refund of premiums paid when a policy is returned under the Free-Look provision (See "Free-Look for Policy," Page 35) any portion of the Initial Premium and any subsequent premiums received by PLACA before the expiration of a 15-day period beginning on the later of the Policy

Issue Date or the date PLACA receives the Minimum Initial Premium, which are to be allocated to the Subaccounts will be allocated to the Money Market Subaccount. At the end of the 15-day period, PLACA will allocate the amount in the Money Market Subaccount to each of the chosen Subaccounts based on the proportion that the allocation percentage for such Subaccount bears to the sum of the Subaccount premium allocation percentages.

     For example, assume a Policy was issued with Net Premiums allocated 25% to the Growth Subaccount, 25% to the Bond Subaccount and 50% to the Guaranteed Account. During the 15-day period stated above, 50% (25% + 25%) of the premiums will be allocated to the Money Market Subaccount. At the end of the 15-day period, 50% (25% / 50%) of the amount in the Money Market Subaccount will be transferred to the Growth Subaccount and 50% to the Bond Subaccount.

     For premium payments received after the 15-day period, Net Premiums will be allocated based on the allocation percentages then in effect. The allocation schedules may be changed at any time by providing PLACA with written notice.

     The values of the Subaccounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.

     Transfers. The Owner may transfer the Policy Account Value between and among the Subaccounts of the Variable Account and the Guaranteed Account by making a written transfer request to PLACA. The amount transferred each time must be at least $1,000, unless the total value in an account is less than $1,000, in which case the entire amount will be transferred. Transfers between and among the Subaccounts are made as of the Valuation Day that the request for transfer is received at the Home Office.


     The Owner may, at any time, transfer all or part of the amount in one of the Subaccounts to another Subaccount and/or to the Guaranteed Account. (For transfers from the Guaranteed Account to a Subaccount, see "Transfers from Guaranteed Account," Page 37).


     After four transfers have been made in any Policy Year, a $25 transfer charge will be deducted from each transfer during the remainder of such Policy Year. All transfers included in a request are treated as one transfer transaction. Transfers resulting from Policy loans, the exercise of exchange privileges, and the reallocation from the Money Market Subaccount following the 15-day period after the Policy Issue Date, will not be subject to a transfer charge and will not count against the four free transfers in any Policy Year. Under present law, transfers are not taxable transactions.

     Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. Lapse will only occur when the Net Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first four Policy Years, the Policy will not lapse if the sum of premiums paid less any partial withdrawals less any policy loans equals or exceeds the Minimum Guarantee Premium. This four year period may be extended by electing the Guaranteed Minimum Death Benefit Rider.

     The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by PLACA. Thus, the Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. In order to prevent lapse, the Owner must during the Grace Period make a premium payment equal to three Monthly Deductions. The notice sent by PLACA will specify the payment required to keep the Policy in force. Failure to make a sufficient payment within the Grace Period will result in lapse of the Policy without value.

     Reinstatement. A Policy that lapses without value may be reinstated at any time within three years (or longer period required in a particular state) after the expiration of the Grace Period and before the Final Policy Date by submitting evidence of insurability satisfactory to PLACA for both Insureds or evidence for the last surviving Insured and due proof that the first death occurred before the date of lapse. Payment of an amount sufficient to keep the Policy in force for at least three months following the effective date of reinstatement, which is the date the reinstatement application is approved, is also required. Upon reinstatement, the Policy Account Value will be based upon the premium paid to reinstate the Policy and the Policy will be reinstated with the same Policy Date as it had prior to the lapse.

                             CHARGES AND DEDUCTIONS

     Charges will be deducted in connection with the Policy to compensate PLACA for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy.

PREMIUM EXPENSE CHARGE

     Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge which consists of a Premium Tax Charge, a Percent of Premium Charge and a Federal Tax Charge.

     Premium Tax Charge. Various states and some of their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state and range from 0.75% to 3.5%. A deduction of a percentage of the premium will be made from each premium payment. The applicable percentage will be based on the rate for the Insureds' residence.

     Percent of Premium Sales Charge. In Policy Years 1 to 15, 5% will be deducted from each premium payment to partially compensate PLACA for the cost of selling the Policy. At the present time, PLACA does not intend to apply this charge to premiums paid after Policy Year 15, but reserves the right to do so.

     Federal Tax Charge. PLACA will deduct 1.25% from each premium payment to cover the cost of Federal taxes resulting from its receipt of such premium payment under the Policy. Section 848 of the Internal Revenue Code (enacted by the Omnibus Budget Reconciliation Act of 1990) ties PLACA's corporate tax liability (i.e., "tax burden"), in part, to the receipt of such premium payments. PLACA represents that this charge is reasonable in relation to its increased tax burden under Section 848 of the Code. In addition, PLACA reserves the right to change the amount of this charge if the applicable Federal tax law changes PLACA's tax burden.

SURRENDER CHARGE

     A Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the fifteenth Policy Year.

     The Surrender Charge is designed partially to compensate PLACA for the cost of administering and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, and any advertising and underwriting costs. PLACA does not expect the surrender charge to cover all of these costs. To the extent that they do not, PLACA will cover the short-fall from its general account assets, which may include profits from the mortality and expense risk charge.

     Deferred Administrative Charge. The Deferred Administrative Charge is as follows:

                                                       CHARGE PER
                               POLICY YEAR    $1,000 OF INITIAL FACE AMOUNT
                              -------------   -----------------------------
                              1-11                        $5.00
                              12                           4.00
                              13                           3.00
                              14                           2.00
                              15                           1.00
                              16 and after                    0


     The actual Deferred Administrative Charge will be the charge described above less the amount of any Deferred Administrative Charge previously paid at the time of a decrease in Face Amount.

     Deferred Sales Charge. The Deferred Sales Charge will not exceed the Maximum Deferred Sales Charge specified in the Policy. This maximum equals the Surrender Charge Target Premium for the Face Amount multiplied by the specified percentage shown in the table below. The Maximum Deferred Sales Surrender Charge decreases by 20% of the original amount each year in Policy Years 12 through 15.

                                           POLICY YEAR
                      -----------------------------------------------------
JOINT EQUAL AGES      1-11     12      13      14      15      16 AND AFTER
----------------      ----     ---     ---     ---     ---     ------------
     25-71             60%      48%     36%     24%     12%          0
     72-73             50%      40%     30%     20%     10%          0
     74-75             40%      32%     24%     16%      8%          0
     76-78             30%      24%     18%     12%      6%          0
     79-80             20%      15%     12%      8%      4%          0

The Deferred Sales Charge actually imposed will equal the lesser of this maximum and an amount equal to 25% of the premiums actually received during the first Policy Year up to one Surrender Charge Target Premium plus 4% of all other premiums paid to the date of surrender or lapse, less any Deferred Sales Charge previously paid at the time of a decrease in Face Amount.

     Surrender Charge Upon Decrease in Face Amount. A Surrender Charge may be deducted on a decrease in Face Amount. In the event of a decrease, the Surrender Charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the Face Amount immediately prior to the decrease and multiplying the result by the Surrender Charge.

     Allocation of Surrender Charge. The Surrender Charge will be deducted from the Policy Account Value. For surrender charges resulting from Face Amount decreases, that part of any such surrender charge will reduce the Policy Account Value and will be allocated among the accounts based on the proportion that the value in each of the Subaccounts and the Guaranteed Account Value bear to the total unloaned Policy Account Value.

MONTHLY DEDUCTIONS

     Charges will be deducted from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate PLACA for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of four components -- (a) the cost of insurance, (b) insurance underwriting and expenses in connection with issuing the Policy, (c) administrative expenses, and (d) the cost of any additional benefits provided by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction will be deducted from the Subaccounts and the Guaranteed Account in accordance with the allocation percentages for Monthly Deductions chosen by the Owner at the time of application, or as later changed by PLACA pursuant to the Owner's written request.

     If a monthly deduction cannot be made on the basis of the allocation schedule then in effect, the deduction will be made based on the allocation of Policy Account Value among the Owner's Guaranteed Account Value and the value in any Subaccount.

     Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. PLACA will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate by the Net Amount at Risk for each Policy Month.

     The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy Account Value. In calculating the cost of insurance charge, the rate is applied to the Net Amount at Risk. Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

     Cost of Insurance Rate. The cost of insurance rate will be based on the Issue Age, Sex and Premium Class of each Insured and Duration. The actual monthly cost of insurance rates will be based on PLACA's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed maximum rates are based on the Issue Age, Sex, Premium Classes of each Insured, the Duration, and the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table. Any change in the cost of insurance rates will apply to all pairs of Insureds with the same Issue Ages, Sexes, and Premium Classes and Duration.

     Premium Class. The Premium Classes of the Insureds will affect the cost of insurance rates. PLACA currently places Insureds into standard classes and classes with extra ratings which reflect higher mortality risks. In an otherwise identical Policy, Insureds in the standard class will have a lower cost of insurance than Insureds in a class with extra ratings. The Standard Premium Class is divided into three categories: smoker, nonsmoker and preferred. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as nonsmokers.


     Administrative Charges. PLACA administers the Policy and the Subaccounts and, therefore, will incur certain ordinary administrative expenses and certain issuance expenses. There are two administrative charges, the Initial Administrative Charge and the Monthly Administrative Charge.


     Initial Administrative Charge. An Initial Administrative Charge of $17.50 plus $0.11 per $1,000 of Initial Face Amount will be deducted from the Policy Account Value on each of the first 12 Policy Processing Days as part of the Monthly Deduction. The Initial Administrative Charge is intended to reimburse PLACA for administrative expenses in connection with the issuance of the Policy, including medical exams, review of applications for insurance, underwriting decisions and processing of the applications, establishing Policy records, and Policy issue.

     Monthly Administrative Charge. A Monthly Administrative Charge (presently $7.50 plus $0.01 per $1,000 of Face Amount) will be deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge may be increased, but in no event will it be greater than $12 plus $0.03 per $1,000 of Face Amount per month. This charge is intended to reimburse PLACA for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.

     Additional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider or in the Policy Schedule pages.

PARTIAL WITHDRAWAL CHARGE

     A charge of $25 will be deducted from the Policy Account Value for each partial withdrawal of Net Cash Surrender Value. This charge is intended to compensate PLACA for the administrative costs in effecting the requested payment and in making all calculations which may be required by reason of the partial withdrawal.

TRANSFER CHARGE


     After four transfers have been made in any Policy Year, a transfer charge of $25 will be deducted for each transfer during the remainder of such Policy Year to compensate PLACA for the costs of processing such transfers.


     The transfer charge will be deducted from the amount being transferred. The transfer charge will not apply to transfers resulting from Policy loans, the exercise of special transfer rights and the initial reallocation of account values from the Money Market Subaccount to other Subaccounts. These transfers will not count against the four free transfers in any Policy Year.

CHARGES AGAINST THE SUBACCOUNTS

     Mortality and Expense Risk Charge. A daily charge will be deducted from the value of the net assets of the Subaccounts to compensate PLACA for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.65% (or a daily rate of .001781%) of the average daily net assets of each Subaccount. This charge may be increased, but in no event will it be greater than an annual rate of 0.90% of the average daily net assets of each Subaccount. The mortality risk assumed by PLACA is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.

     If the Mortality and Expense Risk Charge proves insufficient, PLACA will provide for all death benefits and expenses and any loss will be borne by PLACA. Conversely, PLACA will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.

OTHER CHARGES

     The Subaccounts purchase shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund.

                                CONTRACT RIGHTS

LOAN PRIVILEGES

     General. The Owner may at any time after the Issue Date borrow money from PLACA using the Policy as the only security for the loan. The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum required in a particular state) but not exceeding the Policy's Net Cash Surrender Value on the date of the loan. While either Insured is living, the Owner may repay all or a portion of a loan and accrued interest.

     Interest Rate Charged. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. Interest is due at the end of each Policy Year. If interest is not paid when due, it will be added to the loan balance and bear interest at the same rate.

     Allocation of Loans and Collateral. PLACA will allocate the amount of a Policy loan among the Subaccounts and/or the Guaranteed Account based upon the proportion that the value of the Subaccounts and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value at the time the loan is made.

     The collateral for a Policy loan will be the loan amount plus accrued interest to the next Policy Anniversary, less interest at 4% per annum which will be earned to such Policy Anniversary. PLACA will deduct the collateral for the loan from each account based on the loan allocation and transfer this amount to the Loan Account. The collateral for any existing loan will be recalculated:
(a) when loan interest is repaid or treated as part of the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

     Interest Credited to Loan Account. As long as the Policy is in force, PLACA will credit the amount in the Loan Account with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination. Loan interest credited will be transferred to the accounts: (1) when loan interest is paid or treated as part of the loaned amount; (2) when a loan repayment is made; and (3) when a new loan is made.

     Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Proceeds will be reduced by the amount of any outstanding Policy loan.

     Loan Repayments. Unless prohibited by a particular state, PLACA will assume that any payments made while there is an outstanding loan on the Policy is a loan repayment, unless it receives written instructions that it is a premium payment. Repayments up to the amount of the outstanding loan will be allocated to the accounts based on the amount of the outstanding loan allocated to each account as of the date of repayment; any repayment in excess of the amount of the outstanding loan will be allocated to the accounts based on the amount of interest due on the portion of the outstanding loan allocated to each account. For this purpose, the amount of the interest due is determined as of the next Policy Anniversary.


     Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page 25 and "Policy Lapse," Page 28.) In addition, lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 42.)



     Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts," Page 43).


SURRENDER PRIVILEGE

     At any time before the earlier of the death of the last surviving Insured and the Final Policy Date, the Owner may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value is the Policy Account Value minus any Policy loan and accrued interest and less any surrender charges. The Net Cash Surrender Value will be determined by PLACA on the date it receives, at its Home Office, a surrender request signed by the Owner. Coverage under the Policy will end on the day the Owner mails or otherwise sends the written surrender request to PLACA.


     A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 42).


PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

     After the first Policy Year, at any time before the earlier of the death of the last surviving Insured and the Final Policy Date, the Owner may withdraw a portion of the Policy's Net Cash Surrender Value. The minimum amount which may be withdrawn is $1,500. A Partial Withdrawal Charge will be deducted from the Policy Account Value (See "Partial Withdrawal Charge," Page 31). A partial withdrawal will not result in the imposition of Surrender Charges. (See "Surrender Charge," Page 29.)

     The amount of the partial withdrawal and the Partial Withdrawal Charge will be allocated based on the proportion that the value in the Subaccounts and the Guaranteed Account Value bear to the total unloaned Policy Account Value.

     The effect of a partial withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Policy Account Value. (See "Death Benefit Options," Page 22.)

     Option A. The effect of a partial withdrawal on the Face Amount and Death Benefit under Option A can be described as follows:

          If the Death Benefit equals the Face Amount, a partial withdrawal will reduce the Face Amount and the Death Benefit by the amount of the partial withdrawal.

          For the purposes of this illustration (and the following illustrations of partial withdrawals), assume that the Attained Age of the younger Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for a younger Insured with an Attained Age under 40.

          Under Option A, a contract with a Face Amount of $300,000 and a Policy Account Value of $30,000 will have a Death Benefit of $300,000. Assume that the policyowner takes a partial withdrawal of $10,000. The partial withdrawal will reduce the Policy Account Value to $19,975
     ($30,000 - $10,000 - $25) and the Death Benefit and Face Amount to $290,000 ($300,000 - $10,000).

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Face Amount will be reduced by an amount equal to the amount of the partial withdrawal. The Death Benefit will be reduced to equal the greater of (a) the Face Amount after the partial withdrawal, and (b) the applicable percentage of the Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

          Under Option A, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000. Assume that the policyowner takes a partial withdrawal of $49,975. The partial withdrawal will reduce the Policy Account Value to $250,000 ($300,000 - $49,975 - $25) and the Face Amount to $250,025 ($300,000 - $49,975). The
     Death Benefit is the greater of (a) the Face Amount of $250,025 and (b) the applicable percentage of the Policy Account Value $625,000
     ($250,000 X 2.5). Therefore, the Death Benefit will be $625,000.

     Option B. The Face Amount will never be decreased by a partial withdrawal. A partial withdrawal will, however, always decrease the Death Benefit.

          If the Death Benefit equals the Face Amount plus the Policy Account Value, a partial withdrawal will reduce the Policy Account Value by the amount of the partial withdrawal and expense charge and thus the Death Benefit will also be reduced by the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $90,000 will have a Death Benefit of $390,000
     ($300,000 + $90,000). Assume the policyowner takes a partial withdrawal of $20,000. The partial withdrawal will reduce the Policy Account Value to $69,975 ($90,000 - $20,000 - $25) and the Death Benefit to $369,975
     ($300,000 + $69,975). The Face Amount is unchanged.

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Policy Account Value after deducting the partial withdrawal and expense charge and (b) the applicable percentage of Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000
     ($300,000 X 2.5). Assume the policyowner takes a partial withdrawal of $149,975. The partial withdrawal will reduce the Policy Account Value to $150,000 ($300,000 $149,975 - $25) and the Death Benefit to the greater of
     (a) the Face Amount plus the Policy Account Value $450,000
     ($300,000 + $150,000) and (b) the Death Benefit based on the applicable percentage of the Policy Account Value $375,000 ($150,000 X 2.5). Therefore, the Death Benefit will be $450,000. The Face Amount is unchanged.

     Because a partial withdrawal can affect the Face Amount and the Death Benefit as described above, a partial withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See "Cost of Insurance," Page 31). A request for partial withdrawal may not be allowed if or to the extent such withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a partial withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, PLACA will not allow such partial withdrawal.



     A partial withdrawal of Net Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 42).


FREE-LOOK PRIVILEGE

     Free-Look for Policy. The Policy provides for an initial Free-Look Period. The Owner may cancel the Policy until the latest of: (a) 45 days after Part I of the application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after PLACA mails the Notice of Withdrawal Right to the Owner. Upon giving notice of cancellation and returning the Policy, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date the returned Policy is received by PLACA at its Home Office or the PLACA representative through whom the Policy was purchased; plus (ii) any Premium Expense Charges deducted from premiums paid; plus (iii) any Monthly Deductions charged against the accounts; plus (iv) any Mortality and Expense Risk charges deducted from the value of the net assets of the Subaccounts attributable to the Policy; plus (v) any advisory fees and any other fees and expenses of the Fund.

     When state law requires a refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the Policy and will not reflect the investment experience of the Subaccounts or interest earnings for the Guaranteed Account.

SPECIAL TRANSFER AND CONVERSION RIGHTS

     Transfer Right for Policy. During the first two years following Policy issue, the Owner may, on one occasion, transfer the entire Policy Account Value in the Subaccounts to the Guaranteed Account without such transfer counting toward the four transfers permitted without charge during a Policy Year. If such transfer is made after four transfers have been made during a Policy Year, no transfer charge will be deducted. After exercising this transfer right, all subsequent Net Premiums will be allocated to the Guaranteed Account.

     Transfer Right for Change in Investment Policy of Subaccount. In accordance with the variable life insurance regulations of certain states, if the investment policy of a Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Subaccount to another Subaccount or to the Guaranteed Account without having such transfer count toward the four transfers permitted without charge during a Policy Year. If such transfer is made after four transfers have been made during a Policy Year, no transfer charge will be deducted.

     Telephone Transfers. Transfers will be made based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization is provided to PLACA. PLACA reserves the right to suspend telephone transfer privileges at any time for any class of policies, for any reason.

     PLACA will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. PLACA, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures PLACA will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction and making a tape-recording of the instructions given by telephone.

     Automatic Asset Rebalancing. Automatic asset rebalancing is a feature which, if elected, authorizes periodic transfers of policy or contract values among the subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may occur at the time of application or at any time after the policy is issued by properly completing the election form and returning it to PLACA. The election may be revoked at any time. Rebalancing may be done quarterly or annually. Rebalancing will not occur when the total value in the subaccounts is less than $1,000. PLACA reserves the right to suspend automatic asset rebalancing at any time, for any class of policies or contracts, for any reason.

                             THE GUARANTEED ACCOUNT

     An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of PLACA's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. PLACA's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor PLACA's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither PLACA's General Account, the Guaranteed Account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of PLACA's General Account, PLACA assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to PLACA's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

     The Guaranteed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. PLACA will credit the Guaranteed Account Value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since PLACA, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account Value will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, PLACA reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of PLACA. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Subaccounts, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method. For example, a withdrawal is satisfied by taking out Guaranteed Account Value attributable to the amount most recently transferred or allocated to the Guaranteed Account.

     PLACA reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).

     Calculation of Guaranteed Account Value. The Guaranteed Account Value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

     Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.

TRANSFERS FROM GUARANTEED ACCOUNT

     Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the written request for such transfer is received prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received after the Policy Anniversary, the transfer will be made as of the date PLACA receives the written request at its Home Office.

                            OTHER POLICY PROVISIONS

     Amount Payable on Final Policy Date. If one of the Insureds is living on the Final Policy Date (at the younger Insured's Attained Age 100), PLACA will pay the Owner the Policy Account Value less any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date.

     Payment of Policy Benefits. Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after PLACA receives proof of the death of both Insureds at its Home Office and all other requirements are satisfied. Interest at the annual rate of 3% or any higher rate declared by PLACA or required by law is paid on the Insurance Proceeds from the date of death of the last surviving Insured until the payment is made.

     Any amounts payable as a result of the exercise of the free-look right, surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of written request at PLACA's Home Office in a form satisfactory to PLACA. In order to be satisfactory, a request must contain all information necessary to process the transaction and be signed by the contract Owner.

     Generally, the amount of a payment will be determined as of the date of receipt by PLACA of all required documents. However, PLACA may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of PLACA policyholders. PLACA also may defer the determination or payment of amounts from the Guaranteed Account for up to six months.

     The Owner may decide the form in which proceeds will be paid. Before the death of the last surviving Insured, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a Settlement Option.

     The Contract. The Policy and a copy of the applications attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only the President or a Vice President of PLACA can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

     Ownership. The Owner is the Insureds, jointly unless a different Owner is named in the application or thereafter changed. After the death of the first Insured, the surviving Insured will be the Owner, unless otherwise provided. While both or one of the Insureds is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by PLACA. If the Insureds and the Owner are not the same, and the Owner dies while an Insured is living, these rights will vest in the estate of the Owner, unless otherwise provided.

     Beneficiary. The Beneficiary is designated in the application for the Policy, unless thereafter changed by the Owner before the death of the last surviving Insured by written notice to PLACA. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the death of the last surviving Insured are payable in a single sum to the executors or administrators of the last surviving Insured.

     Change of Owner and Beneficiary. As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to PLACA. The change will take effect as of the date it is signed, whether or not one of the Insureds is living when the request is received by PLACA. PLACA will not be responsible for any payment made or action taken before it receives the written request.

     Split Dollar Arrangements. The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Death Proceeds) are split between the parties. There are different ways of allocating such rights. No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on PLACA unless in writing and received by PLACA. The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

     Assignments. The Owner may assign any and all rights under the Policy. No assignment binds PLACA unless in writing and received by PLACA. PLACA assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

     Misstatement of Age and Sex. If the age or sex of either Insured has been misstated in the applications, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct ages and sexes of the Insureds.

     Suicide. PLACA's liability is limited to payment of a sum equal to the premiums paid less any Policy loan and accrued interest on such loan and any partial withdrawals if:

          (a) both Insureds commit suicide within two years of the Policy Issue Date (except where state law requires a shorter period) and within 90 days of each other; or

          (b) the last surviving Insured dies by suicide within such two year period and within 90 days of the death of the first of the Insureds to die; or

          (c) the last surviving Insured lives for more than 90 days beyond the date that the first Insured's death occurred by suicide and does not exchange the Policy as described below.

     During the 90 day period following the date that the first Insured dies by suicide, the surviving Insured may exchange the survivorship policy, without evidence of insurability, for a fixed-benefit policy issued by PLACA on the life of such surviving Insured. The Policy Issue Date for the new policy will be the 91st day after the date of the first Insured's death. In the event one of the Insureds commits suicide within two years of the Policy Issue Date and the surviving Insured does not exercise this exchange right, coverage under the Policy will end on the 91st day following such death.

     If one of the Insureds commits suicide within two years of the Policy Issue Date and the surviving Insured dies, other than by suicide, within 90 days of the date of the first death, PLACA will pay the Insurance Proceeds to the Beneficiary.

     Incontestability. The Policy will be incontestable after it has been in force during each Insured's lifetime for two years from the Issue Date (or such other date as required by state law). Similar incontestability will apply to reinstatement after it has been in force during each Insured's lifetime for two years from its effective date. Before such times, however, PLACA may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

     Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy.

     If dividends are ever declared, they will be paid under one of the following options:

          (a) Paid in cash; or

          (b) Applied as a Net Premium.

     The Owner must choose an option at the time the application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to PLACA.

     Settlement Options. In lieu of a single sum payment on death or surrender, an election may be made to apply the proceeds under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

     Proceeds at Interest Option. Left on deposit to accumulate with PLACA with interest payable at a rate of at least 3% per year.


     Installments of a Specified Amount Option. Payable in equal instalments until proceeds applied under the Option and interest on the unpaid balance at 3% per year and any additional interest are exhausted. Upon death of the Beneficiary, an amount equal to the balance of proceeds with accrued interest will be paid to persons as directed by Beneficiary.



     Installments for a Specified Period Option. Payable in the number of equal monthly instalments set forth in the election. Payments may be increased by additional interest which would increase the instalments certain. The guaranteed interest rate is 3% per year. Upon death of the Beneficiary, the value of any remaining instalments will be paid to persons as directed by Beneficiary.


     Life Income Option. Payable in equal monthly instalments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the Option are exhausted, as elected. Upon death of the Beneficiary, the value of any remaining guaranteed payments will be paid to persons as directed by Beneficiary.

     Joint and Survivor Life Income. Payable in equal monthly instalments during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months, as elected.

                             SUPPLEMENTARY BENEFITS

     The following supplementary benefits, which are subject to PLACA'S underwriting restrictions and issue limitations, may be included in a Policy:

     Disability Waiver Benefit. The Policy may include a Disability Waiver Benefit Rider for either or both Insureds providing that in the event of such Insured's total disability before Attained Age 60 and continuing for at least six months, PLACA will apply a premium payment to the Policy on each Policy Processing Day during the first four Policy Years (the amount of the payment will be based on the Minimum Annual Premium). PLACA will also waive all monthly deductions after the commencement of and during the continuance of such total disability after the first four Policy Years. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider.


     Policy Split Option. Under certain circumstances, the Policy can be split on a 50/50 basis into two fixed-benefit life insurance policies, one on the life of each Insured, with evidence of insurability. A policy split can be made if a final divorce decree is issued with respect to the marriage of the two Insureds or if the Federal Estate Tax law is changed resulting in removal of the unlimited marital deduction or a reduction of at least 50% in the estate taxes payable on death. The Face Amount and Policy Account Value less Policy loans and accrued interest will be divided evenly between the two new policies. For a discussion of the tax consequences of a policy split see "Taxation of Policy Split" on page 43.


     Change of Insured. Upon request, the Policy may include a Change of Insured Rider by which one of the Insureds under a Policy may be changed to a New Insured, subject to certain conditions and evidence of insurability. The Monthly Deduction for cost of insurance will be changed to that for the New Insured and the Remaining Insured as of the effective date of the change. Making a change under this Rider may have adverse federal income tax consequences. Accordingly, the Owner should consult a tax adviser before deciding to exercise a change under this Rider.

     Four Year Survivorship Term Life Insurance. The Policy may include a Four Year Survivorship Term rider which provides additional term insurance during the first four Policy Years upon due proof of the death of both Insureds. The amount of this term insurance is 1.25 multiplied by the Face Amount of the Policy. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider.

     Convertible Term Life Insurance. The Policy may include a Convertible Term Life Insurance rider which provides additional term insurance on one of the Insureds. Two riders may be included to cover each Insured. The amount of term insurance on either or both Insureds is shown in the Policy Schedule. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider.

     Guaranteed Minimum Death Benefit. The Policy may include a Guaranteed Minimum Death Benefit rider which provides that the Policy will not lapse if the sum of premiums paid less any partial withdrawals less any policy loans equals or exceeds the Minimum Guarantee Premium. This rider expires at the later of the policy anniversary nearest age 70 of the older Insured or the end of the tenth Policy year. This rider is not available if Death Benefit Option B is elected at issue and will terminate if the Policy is changed to Death Benefit Option B. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider.

     If the Guaranteed Minimum Death Benefit is lost due to insufficient premium payments, it may be possible to regain the guarantee in future years. Federal tax law may preclude payment of sufficient premiums to maintain the guarantee following a decrease in Face Amount, a partial withdrawal that reduces the Face Amount, reduction or deletion of a rider benefit or an improvement in the Policy's Premium Class.

     Final Policy Date Extension. Upon request, the policy may include a Final Policy Date Extension Rider. This rider extends the final policy date of a policy 20 years from the original final policy date. It may only be added on or after the anniversary nearest the younger insured's 90th birthday. There is no charge for adding this rider.

     When this rider is added, the final policy date is extended 20 years beyond the original final policy date stated in the policy. The death benefit after the original final policy date will be the policy account value. All other riders attached and in effect on the original final policy date will terminate on the original final policy date.


     The tax consequences of (1) adding a Final Policy Date Extension Rider to the Policy, and (2) the Policy continuing in force after the younger Insured's 100th birthday or, if the younger Insured is dead, the older Insured's 100 birthday are uncertain. Prospective purchasers of a Policy and Owners considering the addition of Final Policy Date Extension to a Policy should consult their own legal or other advisors as to such consequences.

                       FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon PLACA's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for federal tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). The manner in which Section 7702 should be applied to certain features of the Policy offered in this Prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, PLACA believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if the Owner pays the full amount of premiums permitted under the Policy. An Owner contemplating the payment of such premiums should do so only after consulting a tax adviser. If a Contract were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

     If it is subsequently determined that a Policy does not satisfy Section 7702, PLACA may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, PLACA reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

     Section 817(h) of the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Subaccounts, through the Fund, intend to comply with the diversification requirements prescribed in Treas. Reg. sec.1.817-5, which affect how the Fund's assets are to be invested. PLACA believes that the Subaccounts will, thus, meet the diversification requirement, and PLACA will monitor continued compliance with this requirement. In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy Value and the investment objective of certain Portfolios (i.e. the Worldwide Hard Assets Portfolio) may be narrower. These differences could result in a Owner being treated as the owner of a pro rata portion of the assets of the Subaccounts. In addition, PLACA does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. PLACA therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Subaccounts.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. PLACA believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary under
Section 101(a)(1) of the Code.


     Depending on the circumstances, the exchange of a Policy, the receipt of a Policy in an exchange, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a partial withdrawal, a surrender, a change in ownership, a change of insured, an adjustment of face amount, a change in insurance protection, the addition of a Final Policy Extension Date Rider to the Policy, the continuation of the Policy beyond the younger Insured's 100th birthday, or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A person considering any such transaction should consult a tax adviser before effecting the transaction.


     Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     Modified Endowment Contracts. The Internal Revenue Code establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

     Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Account Value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract, PLACA will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a Modified Endowment Contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid (with either required interest or positive Subaccount earnings, if any) will be returned to the Owner upon receipt by PLACA of the refund request. The amount to be refunded will be deducted from the Policy Account Value in the Subaccounts and in the Guaranteed Account in the same proportion as the premium payment was allocated to such accounts. In the event that earnings on such excess premium is not at least 4%, the premium plus an amount equal to interest at an annual rate of 4% will be returned.

     The rules relating to whether a Policy will be treated as a Modified Endowment Contract are complex and cannot be fully described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract.

     Distributions From Policies Classified as Modified Endowment
Contracts. Policies classified as Modified Endowment Contract will be subject to the following tax rules: First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

     If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Distributions From Policies Not Classified as Modified Endowment
Contracts. Distributions from a Policy that is not a Modified Endowment Contract, are generally treated as first recovering the investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

     Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

     Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.


     Policy Loan Interest. Interest paid on any loan under a Policy generally is not deductible. An owner should consult a tax adviser before deducting any policy loan interest.


     Investment in the Policy. Investment in the Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

     Multiple Policies. All Modified Endowment Contracts that are issued by PLACA (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

     Taxation of Policy Split. The Policy Split Option Rider permits a Policy to be split into two other fixed-benefit life policies upon the occurrence of a divorce of the joint insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual contracts that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the policy split option, it is important that you consult with a competent tax advisor regarding the possible consequences of a policy split.

     Other Tax Considerations. The transfer of the Policy or the designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner, may have generation skipping transfer tax considerations under
Section 2601 of the Code.

     The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes. In addition, the Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

CHARGE FOR PLACA'S TAXES

     As a result of the Omnibus Budget Reconciliation Act of 1990, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses associated with premium payments over a ten year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for PLACA in early policy years. PLACA makes a charge to compensate for the anticipated higher corporate income taxes that result from the receipt of premiums under a Policy (See "Federal Tax Charge," Page 29).

     Currently, PLACA makes no other charges (other than premium taxes) for any federal, state or local taxes that it incurs that may be attributable to the Subaccounts or to the Policies. PLACA, however, reserves the right to deduct from the Subaccounts any such taxes which are imposed on the investment earnings of the Subaccounts. Currently no such taxes are imposed.

              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

     In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether this Policy is appropriate.

                                 VOTING RIGHTS

     All of the assets held in the Subaccounts of the Variable Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever a Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. PLACA is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, PLACA will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from policyowners. Fund shares held in each Subaccount for which no timely instructions from policyowners are received will be voted by PLACA in the same proportion as those shares in that Subaccount for which instructions are received.

     Each policyowner having a voting interest will be sent proxy material and a form for giving voting instructions. Policyowners may vote, by proxy or in person, only as to the portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the policyowner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which policyowners have no interest, PLACA will cast votes, for or against any matter, in the same proportion as policyowners vote.

     If required by state insurance officials, PLACA may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, PLACA may disregard voting instructions in favor of changes initiated by a policyowner or a Fund's Board of Directors provided that PLACA's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on PLACA. If PLACA does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next semi-annual report to policyowners.

     Shares of the Funds are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than PLACA that are not affiliated with PLACA. PLACA understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyowners invested in such separate accounts. This will dilute the effect of voting instructions of policyowners of the Policies.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

     The voting rights described in this Prospectus are created under applicable Federal securities laws. To the extent that such laws or regulations promulgated thereunder eliminate the necessity to solicit voting instructions from Owners or restrict such voting rights, PLACA reserves the right to proceed in accordance with any such laws or regulations.

     PLACA also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required: (1) to transfer assets determined by PLACA to be associated with the class of policies to which the Policies belong from one Subaccount to another Subaccount by withdrawing the same percentage of each investment in the account with appropriate adjustments to avoid odd lots and fractions (such transfers will not count against the four free transfers during a Policy Year); (2) to create additional separate investment accounts, to create divisions from, or combine or remove divisions from, Subaccounts, or to combine any two or more accounts including the Subaccounts; (3) to operate one or more of the Subaccounts as a management investment company under the 1940 Act, or in any other form permitted by law;
(4) to deregister the unit investment trust under the 1940 Act; and (5) to modify the provisions of the Policies to comply with applicable laws. PLACA has reserved all rights in respect of its corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

     Although PLACA believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Portfolios may become unsuitable for investment by the corresponding Subaccount because of a change in investment policy, or a change in the tax laws, or because the shares or units are no longer available for investment or for any other reasonable cause. In that event, PLACA may seek to substitute the shares of another portfolio or series or of an entirely different mutual fund or trust. Before this would be done, the approval of the SEC and possibly one or more state insurance departments would be obtained, to the extent legally required.

                        OFFICERS AND DIRECTORS OF PLACA


                                                        PRINCIPAL OCCUPATION
         NAME AND POSITION*                          DURING THE PAST FIVE YEARS
-------------------------------------  ------------------------------------------------------
Robert W. Kloss......................  1996 to present -- President and Chief Executive
   Director and President              Officer of PMLIC; 1994 to 1996 -- President and Chief
                                         Operating Officer of PMLIC; 1986 to 1994 -- Chief
                                         Executive Officer of Covenant Life Insurance
                                         Company.
Stanley R. Reber.....................  1988 to present -- Executive Vice President and Chief
   Director                              Investment Officer of PMLIC; 1985 to 1988 -- Senior
                                         Vice President -- Investments of PMLIC.
Edward R. Book.......................  1996 to present -- President of USA National Tourism
   Director                              Organization, Inc.; 1995 to 1996 -- Past President
                                         and Consultant of Travel Industry Association of
                                         America;
                                         1989 to 1994 -- President of Travel Industry
                                         Association of America.
J. Kevin McCarthy....................  1996 to present -- Executive Vice President and Chief
   Director                              Marketing Officer of PMLIC; 1995 -- Vice President,
                                         Variable Products at CNA Insurance Companies; 1992
                                         to 1994 -- Vice President, Sales at PMLIC; 1981 to
                                         1992 -- Strategic Managing Consultant at The Wolper
                                         Ross Corporation.
Alan F. Hinkle.......................  1996 to present -- Executive Vice President and Chief
   Director                              Actuary of PMLIC; 1974 to 1996 -- Vice President and
                                         Individual Actuary.
Joan C. Turnbull.....................  1996 to present -- Executive Vice President, Insurance
   Director                              Operations at PMLIC; 1996 -- Senior Vice President,
                                         Insurance Operations of PMLIC; 1993 to 1996 -- Vice
                                         President Individual Insurance Operations at PMLIC;
                                         1989 to 1993 -- Assistant Vice President, Agency
                                         Administration at PMLIC.
Mary Lynn Finelli....................  1996 to present -- Executive Vice President and Chief
   Director                              Financial Officer of PMLIC; 1986 to 1996 -- Vice
                                         President and Controller of PMLIC; 1976 to 1986 --
                                         Principal of Arthur Young Company.
M. Diane Koken.......................  1995 to present -- Vice President, General Counsel and
   Secretary and Legal Officer           Secretary of PMLIC; 1992 to 1995 -- Associate
                                         General Counsel of PMLIC; 1984 to 1992 -- Assistant
                                         General Counsel of PMLIC.

                                                        PRINCIPAL OCCUPATION
         NAME AND POSITION*                          DURING THE PAST FIVE YEARS
-------------------------------------  ------------------------------------------------------
Linda M. Springer....................  1996 to present -- Vice President and controller of
   Financial Reporting Officer         PMLIC; 1995 to 1996 -- Assistant Vice President and
                                         Actuary of PMLIC; 1992 to 1995 -- Actuary of PMLIC.
Rosanne Gatta........................  1994 to present -- Vice President and Treasurer of
   Treasurer                           PMLIC; 1985 to 1994 -- Assistant Vice President and
                                         Treasurer of PMLIC.


---------------
* Unless otherwise indicated, the address is 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.


     A Fidelity Bond in the amount of $10 million covering PLACA's officers and employees has been issued by Aetna Casualty and Surety Company.


                            DISTRIBUTION OF POLICIES


     Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell PLACA's variable life insurance policies, and who are also registered representatives of 1717 Capital Management Company ("1717") or registered representatives of broker/dealers who have Selling Agreements with 1717 or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. 1717, whose address is Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). 1717 is an indirect wholly-owned subsidiary of Provident Mutual Life Insurance Company ("PMLIC"). 1717 acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as other variable life policies) for the Subaccounts pursuant to an Underwriting Agreement to which the Variable Account, 1717 and PLACA are parties. The Policies are offered and sold only in those states where their sale is lawful. 1717 receives no compensation as principal underwriter of the Policies. 1717 is also the principal underwriter of variable annuity contracts issued by PLACA and variable life and annuity contacts issued by PMLIC.


     The insurance underwriting and the determination of a proposed Insured's Premium Class and whether to accept or reject an application for a Policy is done by PLACA. PLACA will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the Free-Look provision.

     Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 84% of the premiums paid up to a target amount (used only to determine commission payments) and 2% of the premiums paid in excess of that amount. Agent commissions will not be more than 2% of premiums paid for Policy Years 2 through 10 and for years 11 and later, 0% of the premiums paid. However, for each premium received within 10 years following an increase in Face Amount, agent commissions on the premium paid up to the target amount for the increase in each year will be calculated using the commission rates for the corresponding Policy Year. Agents may also receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value, depending upon the circumstances. The annual renewal compensation will be computed on the Policy Anniversary beginning at the end of the second Policy Year. Agents may also receive expense allowances or bonuses. The agent may be required to return the first year commission less the deferred sales charge imposed if a Policy is not continued through the first Policy Year.

                                 POLICY REPORTS

     At least once each Policy Year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Policy Account Value, the Guaranteed Account Value, the Loan Account Value, the value in each Subaccount, premiums paid since the last report, charges deducted since the last report, any partial withdrawals since the last report, and the current Net Cash Surrender Value. At the present time, PLACA plans to send these Policy Statements on a quarterly basis. In addition, a statement will be sent to an Owner showing the status of the Policy following the transfer of amounts from one Subaccount to another, the taking out of a loan, a repayment of a loan, a partial withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan). An Owner may request that a similar report be prepared at other times. PLACA may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.

     An Owner will be sent a semi-annual report containing the financial statements of the Subaccounts and the Funds as required by the 1940 Act.

                                STATE REGULATION

     PLACA is subject to regulation and supervision by the Insurance Department of the State of Delaware which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold. PLACA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                                    EXPERTS

     The audited Financial Statements of PLACA and the Providentmutual Variable Life Separate Account contained herein have been included in this Prospectus in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

     Actuarial matters included in the Prospectus have been examined by Scott V. Carney, FSA, MAAA, Vice President and Actuary of PMLIC, as stated in his opinion filed as an exhibit to the Registration Statement.

                                 LEGAL MATTERS


     Sutherland, Asbill & Brennan, L.L.P., of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. M. Diane Koken, Secretary and Legal Officer of PLACA, has provided advice on certain matters relating to the laws of Delaware regarding the Policies and PLACA's issuance of the Policies.

                                   APPENDIX A
             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES
                         AND NET CASH SURRENDER VALUES

     The following tables illustrate how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy may change with the investment experience of the Subaccounts. The tables show how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy issued to two Insureds of given ages and sexes would vary over time if the investment return on the assets held in each Portfolio of the Fund and Trust were a uniform, gross, annual rate of 0%, 6% and 12%.

     The tables on pages A-3 to A-8 illustrate a Policy issued to a male Insured, Age 40 and a female Insured, Age 40, both in the Preferred Premium Class with a Face Amount of $100,000 and a Planned Periodic Premium of $1,000 paid at the beginning of each Policy Year. The Death Benefits, Policy Account Values and Net Cash Surrender Values would be lower if either Insured was in a nonsmoker or smoker class or a class with extra ratings, since the cost of insurance charges would increase. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table), a Premium Expense Charge of 8.25% (2% Premium Tax Charge, 5% of Premium Sales Charge and 1.25% Federal Tax Charge) in all Policy Years, a maximum monthly administrative fee of $15.00, the initial administrative charge of $43.50 in each of the first 12 policy months, and a daily charge for mortality and expense risks equivalent to an annual rate of 0.90%; the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, a Premium Expense Charge of 8.25% in Policy Years 1 through 15 and 3.25% (2% Premium Tax Charge and 1.25% Federal Tax Charge) thereafter, the current monthly administrative fee of $8.50, the initial administrative charge of $43.50 in each of the first 12 policy months, and a daily charge for mortality and expense risks equivalent to an annual rate of 0.65%.

     The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge listed above, is 1.45% and 1.70%, respectively. This total charge is based on an assumption that an Owner allocates the Policy values equally among each Subaccount of the Variable Account. These asset charges reflect an investment advisory fee of 0.60% which represents an average of the fees incurred by the Portfolios during the most recent fiscal year and expenses of 0.20% which is based on an average of the actual expenses incurred by the Portfolios during the most recent fiscal year. For all of the Portfolios, the annual expenses used in the illustrations are net of certain reimbursements that may or may not continue.

     Currently there is an expense reimbursement agreement between PMLIC and the MS Fund pursuant to which PMLIC reimburses MS Fund expenses, excluding investment advisory fees, in excess of 0.40% for all Portfolios except the International Portfolio and 0.75% for the International Portfolio. There was no reimbursement in 1996. The Fund expenses, excluding advisory fees, during 1996 were 0.17% for the Growth Portfolio, 0.19% for the Money Market Portfolio, 0.21% for the Bond Portfolio, 0.20% for the Managed Portfolio, 0.21% for the Aggressive Growth Portfolio and 0.30% for the International Portfolio. It is anticipated that this agreement will continue past the current year. If it does not continue, Fund expenses may increase.

     Absent reimbursements, the investment advisory fees and other expenses during the most recent fiscal year for the portfolios were:

          VIP Fund Equity Income Portfolio 0.58%, VIP Fund Growth Portfolio 0.69%, VIP Fund Overseas Portfolio 0.93%, VIP Fund II Asset Manager Portfolio 0.74%, VIP Fund II Index 500 Portfolio 0.44%,

     VIP Fund II Contrafund Portfolio 0.74%, Van Eck Worldwide Bond Portfolio 1.17%, Van Eck Worldwide Hard Assets Portfolio 1.24% and Van Eck Worldwide Emerging Market Portfolio 2.64%.

     The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Subaccounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Guaranteed Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested a decrease in the Face Amount, that no partial withdrawals have been made and no transfers have been made in any Policy Year.

     Upon request, PLACA will provide a comparable illustration based upon the proposed Insureds' Ages and Premium Classes, the Death Benefit Option, Face Amount, Planned Periodic Premium and riders requested. PLACA reserves the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy Year.

                                PROVIDENTMUTUAL

        FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE

$100,000 FACE AMOUNT                  MALE INSURED--ISSUE AGE 40--PREFERRED
                                      FEMALE INSURED--ISSUE AGE 40--PREFERRED

DEATH BENEFIT OPTION A                ANNUAL PREMIUM $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

                                      GUARANTEED*                            CURRENT**
            PREMIUMS       ---------------------------------     ---------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                  POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
 YEAR       PER YEAR        VALUE        VALUE       BENEFIT      VALUE        VALUE       BENEFIT
------     -----------     -------     ---------     -------     -------     ---------     -------
   1           1,050          384             0      100,000        464             0      100,000
   2           2,153        1,100           376      100,000      1,259           536      100,000
   3           3,310        1,802         1,038      100,000      2,042         1,278      100,000
   4           4,526        2,490         1,687      100,000      2,811         2,008      100,000
   5           5,802        3,165         2,322      100,000      3,568         2,724      100,000
   6           7,142        3,827         2,943      100,000      4,312         3,428      100,000
   7           8,549        4,474         3,564      100,000      5,042         4,132      100,000
   8          10,027        5,108         4,198      100,000      5,758         4,849      100,000
   9          11,578        5,727         4,817      100,000      6,461         5,551      100,000
  10          13,207        6,331         5,421      100,000      7,149         6,240      100,000
  11          14,917        6,921         6,011      100,000      7,823         6,913      100,000
  12          16,713        7,494         6,766      100,000      8,481         7,753      100,000
  13          18,599        8,051         7,505      100,000      9,122         8,576      100,000
  14          20,579        8,589         8,226      100,000      9,746         9,382      100,000
  15          22,657        9,109         8,927      100,000     10,351        10,169      100,000
  16          24,840        9,608         9,608      100,000     10,984        10,984      100,000
  17          27,132       10,084        10,084      100,000     11,595        11,595      100,000
  18          29,539       10,536        10,536      100,000     12,188        12,188      100,000
  19          32,066       10,962        10,962      100,000     12,774        12,774      100,000
  20          34,719       11,360        11,360      100,000     13,353        13,353      100,000
  25          50,113       12,758        12,758      100,000     16,101        16,101      100,000
  30          69,760       12,398        12,398      100,000     18,240        18,240      100,000

---------------

 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges.



** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.


The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

                                PROVIDENTMUTUAL

        FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE

$100,000 FACE AMOUNT                  MALE INSURED--ISSUE AGE 40--PREFERRED
                                      FEMALE INSURED--ISSUE AGE 40--PREFERRED

DEATH BENEFIT OPTION A                ANNUAL PREMIUM $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

                                      GUARANTEED*                            CURRENT**
            PREMIUMS       ---------------------------------     ---------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                  POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
 YEAR       PER YEAR        VALUE        VALUE       BENEFIT      VALUE        VALUE       BENEFIT
------     -----------     -------     ---------     -------     -------     ---------     -------
   1           1,050          422             0      100,000        504             0      100,000
   2           2,153        1,210           486      100,000      1,379           656      100,000
   3           3,310        2,030         1,266      100,000      2,293         1,529      100,000
   4           4,526        2,882         2,079      100,000      3,245         2,442      100,000
   5           5,802        3,769         2,925      100,000      4,238         3,395      100,000
   6           7,142        4,690         3,807      100,000      5,273         4,390      100,000
   7           8,549        5,648         4,738      100,000      6,352         5,442      100,000
   8          10,027        6,643         5,733      100,000      7,477         6,567      100,000
   9          11,578        7,676         6,766      100,000      8,647         7,738      100,000
  10          13,207        8,748         7,838      100,000      9,866         8,956      100,000
  11          14,917        9,860         8,951      100,000     11,135        10,225      100,000
  12          16,713       11,014        10,286      100,000     12,454        11,726      100,000
  13          18,599       12,209        11,663      100,000     13,826        13,280      100,000
  14          20,579       13,447        13,083      100,000     15,251        14,887      100,000
  15          22,657       14,727        14,545      100,000     16,731        16,549      100,000
  16          24,840       16,049        16,049      100,000     18,318        18,318      100,000
  17          27,132       17,415        17,415      100,000     19,965        19,965      100,000
  18          29,539       18,824        18,824      100,000     21,678        21,678      100,000
  19          32,066       20,276        20,276      100,000     23,470        23,470      100,000
  20          34,719       21,771        21,771      100,000     25,344        25,344      100,000
  25          50,113       29,824        29,824      100,000     36,056        36,056      100,000
  30          69,760       38,431        38,431      100,000     49,128        49,128      100,000

---------------

 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges.



** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.


The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

                                PROVIDENTMUTUAL

        FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE

$100,000 FACE AMOUNT                  MALE INSURED--ISSUE AGE 40--PREFERRED
                                      FEMALE INSURED--ISSUE AGE 40--PREFERRED

DEATH BENEFIT OPTION A                ANNUAL PREMIUM $1,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

                                      GUARANTEED*                            CURRENT**
            PREMIUMS       ---------------------------------     ---------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                  POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
 YEAR       PER YEAR        VALUE        VALUE       BENEFIT      VALUE        VALUE       BENEFIT
------     -----------     -------     ---------     -------     -------     ---------     -------
   1           1,050          460             0      100,000        544             0      100,000
   2           2,153        1,325           601      100,000      1,505           781      100,000
   3           3,310        2,276         1,512      100,000      2,564         1,800      100,000
   4           4,526        3,321         2,518      100,000      3,731         2,927      100,000
   5           5,802        4,471         3,627      100,000      5,017         4,173      100,000
   6           7,142        5,733         4,850      100,000      6,434         5,551      100,000
   7           8,549        7,121         6,212      100,000      7,996         7,087      100,000
   8          10,027        8,646         7,737      100,000      9,718         8,808      100,000
   9          11,578       10,322         9,412      100,000     11,614        10,705      100,000
  10          13,207       12,162        11,253      100,000     13,703        12,794      100,000
  11          14,917       14,185        13,275      100,000     16,005        15,095      100,000
  12          16,713       16,406        15,678      100,000     18,541        17,813      100,000
  13          18,599       18,845        18,299      100,000     21,333        20,787      100,000
  14          20,579       21,523        21,159      100,000     24,409        24,045      100,000
  15          22,657       24,464        24,283      100,000     27,797        27,615      100,000
  16          24,840       27,694        27,694      100,000     31,584        31,584      100,000
  17          27,132       31,241        31,241      100,000     35,755        35,755      100,000
  18          29,539       35,136        35,136      100,000     40,358        40,358      100,000
  19          32,066       39,415        39,415      100,000     45,443        45,443      100,000
  20          34,719       44,117        44,117      100,000     51,063        51,063      100,000
  25          50,113       75,688        75,688      100,000     89,327        89,327      108,978
  30          69,760      126,672       126,672      146,939    151,954       151,954      176,267

---------------

 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges.



** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.


The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

                                PROVIDENTMUTUAL

        FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE

$100,000 FACE AMOUNT                  MALE INSURED--ISSUE AGE 40--PREFERRED
                                      FEMALE INSURED--ISSUE AGE 40--PREFERRED

DEATH BENEFIT OPTION B                ANNUAL PREMIUM $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%


                                      GUARANTEED*                            CURRENT**
            PREMIUMS       ---------------------------------     ---------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                  POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
 YEAR       PER YEAR        VALUE        VALUE       BENEFIT      VALUE        VALUE       BENEFIT
------     -----------     -------     ---------     -------     -------     ---------     -------
   1           1,050          384             0      100,384        464             0      100,464
   2           2,153        1,100           376      101,100      1,259           536      101,259
   3           3,310        1,802         1,038      101,802      2,042         1,278      102,042
   4           4,526        2,490         1,687      102,490      2,811         2,008      102,811
   5           5,802        3,165         2,321      103,165      3,567         2,724      103,567
   6           7,142        3,826         2,942      103,826      4,311         3,427      104,311
   7           8,549        4,473         3,563      104,473      5,040         4,131      105,040
   8          10,027        5,106         4,196      105,106      5,756         4,847      105,756
   9          11,578        5,724         4,814      105,724      6,458         5,548      106,458
  10          13,207        6,327         5,417      106,327      7,145         6,235      107,145
  11          14,917        6,914         6,004      106,914      7,816         6,906      107,816
  12          16,713        7,485         6,757      107,485      8,471         7,743      108,471
  13          18,599        8,038         7,492      108,038      9,109         8,563      109,109
  14          20,579        8,573         8,209      108,573      9,727         9,363      109,727
  15          22,657        9,086         8,904      109,086     10,325        10,144      110,325
  16          24,840        9,578         9,578      109,578     10,951        10,951      110,951
  17          27,132       10,045        10,045      110,045     11,551        11,551      111,551
  18          29,539       10,486        10,486      110,486     12,132        12,132      112,132
  19          32,066       10,898        10,898      110,898     12,706        12,706      112,706
  20          34,719       11,279        11,279      111,279     13,271        13,271      113,271
  25          50,113       12,513        12,513      112,513     15,944        15,944      115,944
  30          69,760       11,745        11,745      111,745     17,904        17,904      117,904


---------------

 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges.



** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.


The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE DIFFERENT RATES OR RETURN OF THE SEPARATE ACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SEPARATE ACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                PROVIDENTMUTUAL

        FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE

$100,000 FACE AMOUNT                  MALE INSURED--ISSUE AGE 40--PREFERRED
                                      FEMALE INSURED--ISSUE AGE 40--PREFERRED

DEATH BENEFIT OPTION B                ANNUAL PREMIUM $1,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

                                      GUARANTEED*                            CURRENT**
            PREMIUMS       ---------------------------------     ---------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                  POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
 YEAR       PER YEAR        VALUE        VALUE       BENEFIT      VALUE        VALUE       BENEFIT
------     -----------     -------     ---------     -------     -------     ---------     -------
   1           1,050          422             0      100,422        504             0      100,504
   2           2,153        1,210           486      101,210      1,379           656      101,379
   3           3,310        2,029         1,266      102,029      2,293         1,529      102,293
   4           4,526        2,882         2,079      102,882      3,245         2,442      103,245
   5           5,802        3,768         2,925      103,768      4,238         3,394      104,238
   6           7,142        4,689         3,806      104,689      5,273         4,389      105,273
   7           8,549        5,646         4,736      105,646      6,351         5,441      106,351
   8          10,027        6,640         5,730      106,640      7,474         6,564      107,474
   9          11,578        7,671         6,762      107,671      8,643         7,733      108,643
  10          13,207        8,741         7,832      108,741      9,859         8,949      109,859
  11          14,917        9,851         8,941      109,851     11,124        10,215      111,124
  12          16,713       11,000        10,272      111,000     12,439        11,711      112,439
  13          18,599       12,189        11,643      112,189     13,804        13,258      113,804
  14          20,579       13,419        13,055      113,419     15,220        14,856      115,220
  15          22,657       14,688        14,506      114,688     16,688        16,506      116,688
  16          24,840       15,996        15,996      115,996     18,259        18,259      118,259
  17          27,132       17,343        17,343      117,343     19,884        19,884      119,884
  18          29,539       18,728        18,728      118,728     21,571        21,571      121,571
  19          32,066       20,148        20,148      120,148     23,333        23,333      123,333
  20          34,719       21,603        21,603      121,603     25,175        25,175      125,175
  25          50,113       29,213        29,213      129,213     35,656        35,656      135,656
  30          69,760       36,393        36,393      136,393     48,108        48,108      148,108

---------------

 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges.


** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.


The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE DIFFERENT RATES OF RETURN OF THE SEPARATE ACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGED FOR PARTICULAR SEPARATE ACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                PROVIDENTMUTUAL

        FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP VARIABLE LIFE INSURANCE

$100,000 FACE AMOUNT                  MALE INSURED--ISSUE AGE 40--PREFERRED
                                      FEMALE INSURED--ISSUE AGE 40--PREFERRED

DEATH BENEFIT OPTION B                ANNUAL PREMIUM $1,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%


                                      GUARANTEED*                            CURRENT**
            PREMIUMS       ---------------------------------     ---------------------------------
END OF     ACCUMULATED     POLICY      NET CASH                  POLICY      NET CASH
POLICY     AT 5% INT.      ACCOUNT     SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
 YEAR       PER YEAR        VALUE        VALUE       BENEFIT      VALUE        VALUE       BENEFIT
------     -----------     -------     ---------     -------     -------     ---------     -------
   1           1,050          459             0      100,459        544             0      100,544
   2           2,153        1,325           601      101,325      1,505           781      101,505
   3           3,310        2,276         1,512      102,276      2,564         1,800      102,564
   4           4,526        3,321         2,518      103,321      3,730         2,927      103,730
   5           5,802        4,470         3,627      104,470      5,016         4,173      105,016
   6           7,142        5,732         4,849      105,732      6,433         5,550      106,433
   7           8,549        7,119         6,209      107,119      7,994         7,085      107,994
   8          10,027        8,643         7,733      108,643      9,714         8,804      109,714
   9          11,578       10,316         9,406      110,316     11,608        10,698      111,608
  10          13,207       12,153        11,243      112,153     13,693        12,784      113,693
  11          14,917       14,170        13,260      114,170     15,990        15,080      115,990
  12          16,713       16,384        15,656      116,384     18,517        17,789      118,517
  13          18,599       18,812        18,267      118,812     21,298        20,752      121,298
  14          20,579       21,476        21,112      121,476     24,357        23,993      124,357
  15          22,657       24,397        24,215      124,397     27,722        27,540      127,722
  16          24,840       27,598        27,598      127,598     31,476        31,476      131,476
  17          27,132       31,105        31,105      131,105     35,603        35,603      135,603
  18          29,539       34,946        34,946      134,946     40,148        40,148      140,148
  19          32,066       39,154        39,154      139,154     45,164        45,164      145,164
  20          34,719       43,759        43,759      143,759     50,701        50,701      150,701
  25          50,113       74,074        74,074      174,074     88,256        88,256      188,256
  30          69,760      120,641       120,641      220,641    149,123       149,123      249,123



 * These values reflect investment results using maximum cost of insurance rates, mortality and expense risk, premium expense and administrative charges.


** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.


The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B

                            LONG TERM MARKET TRENDS

     The information below is a record of the compound annual returns of common stocks, high-grade corporate bonds and 30-day U.S. Treasury bills over 20 year holding periods.* The compound annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

     The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high-grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. To the extent that cash value is allocated to separate accounts which invest in common stocks, these trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

     The following chart illustrates the compound annual returns of the S&P 500 Composite Stock Price Index for each of the 20-year periods shown. These returns are compared to the compound annual returns of high-grade corporate bonds and U.S. Treasury bills for the same periods. (The 20-year periods selected for the chart begin in 1937 and have ending periods at five year intervals.)

        Measurement Period                                                     U.S. Treasury
      (Fiscal Year Covered)               Stocks               Bonds               Bills
1956                                       11.2               2.23                0.77
1961                                      16.86               2.22                1.37
1966                                      13.72               2.15                2.19
1971                                      11.65               2.77                3.28
1976                                       7.91               4.34                4.34
1981                                       6.76               3.03                6.12
1986                                      10.17               7.63                7.38
1991                                      11.89               9.43                7.72
1996                                      14.55               9.71                7.28

---------------
*Sources: Common stock returns--Standard & Poor's 500 Composite Stock Price Index. Corporate bond returns--Salomon Brothers Long Term High Grade Corporate Bond Index, and U.S. Treasury Bill returns--C.R.S.P. U.S. Government Bond File through 1976 and The Wall Street Journal thereafter. All data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

     Over the 52 20-year time periods beginning in 1926 and ending in 1996 (i.e. 1926-1945, 1927-1946, and so on through 1977-1996):

     -- The compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds in 49 of the 52 periods.

     -- The compound annual return of common stocks surpassed that of U.S.
        Treasury bills in each of the 52 periods.

     -- Common stock compound annual returns exceeded the average annual rate of inflation in each of the 52 periods.

     Over the 42 30-year time periods beginning in 1926 and ending in 1996, the compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 42 periods.

     From 1926 through 1996 the compound annual return for common stocks was 10.7%, compared to 5.6% for high-grade, long-term corporate bonds, 5.1% for Long-Term Government Bonds, 3.7% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
                            ------------------------

       SUMMARY TABLE: HISTORIC S&P 500 COMPOSITE STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS


     The following chart categorizes the historical results of the Standard & Poor's 500 Composite Stock
Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1996.


     The chart shows that historically, the longer that a portfolio matching the S&P 500 Composite Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

     THE CHART IS NOT A PROJECTION OR REPRESENTATION OF FUTURE STOCK MARKET RESULTS. IT CANNOT BE TAKEN AS REPRESENTATIVE OF THE PERFORMANCE OF ANY ONE SEPARATE ACCOUNT. Rather it shows the historic performance of a broad index of stocks over arbitrarily selected time periods.

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:


                                                                                        GREATER
                                                                                         THAN
 HOLDING     NEGATIVE     0-5.00%     5.01-10.00%     10.01-15.00%     15.01-20.00%     20.00%
 PERIOD       RETURN      RETURN        RETURN           RETURN           RETURN        RETURN
---------    ---------    -------     -----------     ------------     ------------     -------
 1 year          28.2%      4.2%         11.3%             7.0%            11.3%         38.0%
 5 years         10.5%     14.9%         14.9%            32.8%            17.9%          9.0%
10 years          3.2%     11.3%         35.5%            22.6%            25.8%          1.6%
20 years          0.0%      5.8%         32.7%            55.7%             5.8%          0.0%


---------------
Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                     TREASURY BILLS ADJUSTED FOR INFLATION

     The data below show the annual rate of return over 20-year holding periods of U.S. Treasury Bills after adjusting for inflation as measured by the Urban Consumer Price Index. This annual rate, as adjusted, is also called the real interest rate and is represented as the real interest rate in the chart below. U.S. Treasury Bills are considered to be one of the safest kinds of investments, as they are backed by the U.S. government. However, the highest inflation-adjusted return of U.S. Treasury Bills over the historic 20-year periods presented below has been modest.

1955                                                                      -2.6
1960                                                                     -1.94
1965                                                                      0.04
1970                                                                      1.03
1975                                                                      0.52
1980                                                                      0.24
1985                                                                      1.07
1990                                                                      1.39
1995                                                                      2.03

Selected 20-year periods ending on year shown above.
---------------
Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.
                          ---------------------------

                 THE "DOLLAR COST AVERAGING" INVESTMENT METHOD

     As the Compound Annual Returns graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks has historically been greater than that of high-grade debt securities.

     The relative volatility of common stock prices as compared with prices of high-grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

     Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

     In this method of investing:

     - Relatively constant dollar amounts are invested at regular intervals (monthly, quarterly, or annually).

     - Stock market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS

 INVESTMENTS AT                                         COMMON STOCK      SHARES
REGULAR INTERVALS                                       MARKET PRICE     PURCHASED
-----------------                                       ------------     ---------
      $ 150                                                 $ 20               7.5
        150                                                   15              10.0
        150                                                   10              15.0
        150                                                    5              30.0
        150                                                   10              15.0
        150                                                   15              10.0
     ------                                                              ---------
      $ 900                                                                   87.5
           Total Value of 87.5 shares @ $15/share                        $1,312.50
           Less Investment made                                            (900.00)
                                                                         ---------
           Gain/Profit                                                   $  412.50

     Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method only works if the investor continues to invest relatively constant amounts over a long period of time.

     This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of marketing fluctuations.

     How does the dollar cost averaging method relate to a variable life insurance policy? A policyowner may invest his or her net premiums in a separate account, and, although a Policy's value in the separate accounts is affected by several factors other than investment experience (e.g., cash value charges and charges against the separate account), the dollar cost averaging method can be generally applied to the Policy to the extent that the policyowner pays premiums on a regular basis and he or she allocates net premiums to separate accounts which invest in common stocks in relatively constant amounts.

                              FINANCIAL STATEMENTS



                                                                                        PAGE
                                                                                        ----
Providentmutual Variable Life Separate Account
     Report of Independent Accountants................................................   F-2
     Statements of Assets and Liabilities, December 31, 1996..........................   F-3
     Statements of Operations for the Year Ended December 31, 1996....................   F-7
     Statements of Operations for the Period February 1, 1995 (Date of Inception) to
      December 31, 1995...............................................................  F-11
     Statements of Changes in Net Assets for the Year Ended December 31, 1996.........  F-14
     Statements of Changes in Net Assets for the Period February 1, 1995 (Date of
      Inception) to December 31, 1995.................................................  F-18
     Notes to Financial Statements....................................................  F-21
Providentmutual Life and Annuity Company of America
     Report of Independent Accountants................................................  F-31
     Statements of Financial Condition as of December 31, 1996 and 1995...............  F-32
     Statements of Operations for the Years Ended December 31, 1996, 1995, and 1994...  F-33
     Statements of Capital and Surplus for the Years Ended December 31, 1996,
       1995, and 1994.................................................................  F-34
     Statements of Cash Flows for the Years Ended December 31, 1996, 1995, and 1994...  F-35
     Notes to Financial Statements....................................................  F-36

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Policyholders and
  Board of Directors of
Providentmutual Life and Annuity
  Company of America


We have audited the accompanying statements of assets and liabilities of the Providentmutual Variable Life Separate Account (comprising twenty-two subaccounts) as of December 31, 1996, and the related statements of operations and changes in net assets for the year then ended and the period February 1, 1995 (Date of Inception) to December 31, 1995. These financial statements are the responsibility of the management of the Providentmutual Variable Life Separate Account. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Providentmutual Variable Life Separate Account as of December 31, 1996, and the results of its operations and the changes in its net assets for the year then ended and the period February 1, 1995 (Date of Inception) to December 31, 1995 in conformity with generally accepted accounting principles.


                                            COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 10, 1997

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Assets and Liabilities, December 31, 1996

--------------------------------------------------------------------------------

                                                    MONEY                                AGGRESSIVE
                                       GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street
  Fund, Inc., at market value:
  Growth Portfolio.................   $554,108
  Money Market Portfolio...........                $453,150
  Bond Portfolio...................                             $132,364
  Managed Portfolio................                                          $ 80,279
  Aggressive Growth Portfolio......                                                       $472,616
  International Portfolio..........                                                                     $ 450,268
Dividends receivable...............                   2,357
Receivable from Providentmutual
  Life and Annuity Company of
  America..........................                  72,830
                                     ----------   ----------   ----------   ----------   ----------   -------------
NET ASSETS.........................   $554,108     $528,337     $132,364     $ 80,279     $472,616      $ 450,268
                                     ===========  ===========  ===========  ===========  ===========  ============
Held for the benefit of
  policyholders....................   $515,996     $500,784     $101,940     $ 46,114     $438,694      $ 417,388
Attributable to Providentmutual
  Life and Annuity Company of
  America..........................     38,112       27,553       30,424       34,165       33,922         32,880
                                     ----------   ----------   ----------   ----------   ----------   -------------
                                      $554,108     $528,337     $132,364     $ 80,279     $472,616      $ 450,268
                                     ===========  ===========  ===========  ===========  ===========  ============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Assets and Liabilities, December 31, 1996

--------------------------------------------------------------------------------

                                                                    FIDELITY                FIDELITY
                                          FIDELITY      FIDELITY      HIGH      FIDELITY     ASSET      FIDELITY
                                        EQUITY-INCOME    GROWTH      INCOME     OVERSEAS    MANAGER    INDEX 500
                                         SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance
  Products Fund, at market value:
  Equity-Income Portfolio..............  $ 1,971,211
  Growth Portfolio.....................                $2,353,942
  High Income Portfolio................                             $374,493
  Overseas Portfolio...................                                         $564,930
Investment in the Variable Insurance
  Products Fund II, at market value:
  Asset Manager Portfolio..............                                                     $741,077
  Index 500 Portfolio..................                                                                $1,479,534
                                         -----------   -----------  --------   ----------  ----------- ----------
NET ASSETS.............................  $ 1,971,211   $2,353,942   $374,493    $564,930    $741,077   $1,479,534
                                         ===========   ===========  ========   ==========  =========== ==========
Held for the benefit of
  policyholders........................  $ 1,934,104   $2,315,208   $340,543    $532,602    $707,382   $1,438,826
Attributable to Providentmutual Life
  and Annuity Company of America.......       37,107       38,734     33,950      32,328      33,695       40,708
                                         -----------   -----------  --------   ----------  ----------- ----------
                                         $ 1,971,211   $2,353,942   $374,493    $564,930    $741,077   $1,479,534
                                         ===========   ===========  ========   ==========  =========== ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Assets and Liabilities, December 31, 1996

--------------------------------------------------------------------------------

                                                 FIDELITY               NEUBERGER   NEUBERGER      NEUBERGER
                                                INVESTMENT   FIDELITY    & BERMAN    & BERMAN   & BERMAN LIMITED
                                                GRADE BOND  CONTRAFUND   BALANCED     GROWTH     MATURITY BOND
                                                SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance Products
  Fund II, at market value:
  Investment Grade Bond Portfolio..............  $155,521
  Contrafund Portfolio.........................              $268,955
Investment in the Neuberger & Berman Advisers
  Management Trust, at market value:
  Balanced Portfolio...........................                          $164,898
  Growth Portfolio.............................                                      $538,691
  Limited Maturity Bond Portfolio..............                                                     $ 49,741
                                                 --------    --------    --------    --------        -------
NET ASSETS.....................................  $155,521    $268,955    $164,898    $538,691       $ 49,741
                                                 ========    ========    ========    ========        =======
Held for the benefit of policyholders..........  $125,691    $240,887    $132,182    $503,312       $ 21,132
Attributable to Providentmutual Life and
  Annuity Company of America...................    29,830      28,068      32,716      35,379         28,609
                                                 --------    --------    --------    --------        -------
                                                 $155,521    $268,955    $164,898    $538,691       $ 49,741
                                                 ========    ========    ========    ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Assets and Liabilities, December 31, 1996

--------------------------------------------------------------------------------

                                                              VAN ECK    VAN ECK GOLD   VAN ECK    ALGER AMERICAN
                                                             WORLDWIDE   AND NATURAL    EMERGING       SMALL
                                                 TCI GROWTH     BOND      RESOURCES     MARKETS    CAPITALIZATION
                                                 SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investment in TCI Portfolios, Inc., at market
  value:
  Growth Portfolio..............................  $349,612
Investment in the Van Eck Worldwide Insurance
  Trust, at market value:
  Worldwide Bond Portfolio......................              $ 98,555
  Gold and Natural Resources Portfolio..........                           $149,546
  Emerging Markets Portfolio....................                                        $ 78,266
Investment in the Alger American Fund, at market
  value:
  Small Capitalization Portfolio................                                                      $367,085
                                                  --------    --------     --------     --------      --------
NET ASSETS......................................  $349,612    $ 98,555     $149,546     $ 78,266      $367,085
                                                  ========    ========     ========     ========      ========
Held for the benefit of policyholders...........  $317,606    $ 68,758     $113,538     $ 49,601      $343,952
Attributable to Providentmutual Life and Annuity
  Company of America............................    32,006      29,797       36,008       28,665        23,133
                                                  --------    --------     --------     --------      --------
                                                  $349,612    $ 98,555     $149,546     $ 78,266      $367,085
                                                  ========    ========     ========     ========      ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                        MONEY                             AGGRESSIVE
                                            GROWTH      MARKET       BOND      MANAGED      GROWTH    INTERNATIONAL
                                          SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................  $  7,629    $ 15,339     $4,534      $1,814     $  1,617      $ 1,188
EXPENSES
Mortality and expense risks..............     1,837       1,825        383         139        1,734        1,421
                                            -------      ------     ------      ------       ------       ------
Net investment income (loss).............     5,792      13,514      4,151       1,675         (117)        (233)
                                            -------      ------     ------      ------       ------       ------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain distributions reinvested...     7,226                              1,578       16,290        4,817
Net realized gain from redemption of
  investment shares......................     4,464                    741         663        2,217        2,539
                                            -------      ------     ------      ------       ------       ------
Net realized gain on investments.........    11,690                    741       2,241       18,507        7,356
                                            -------      ------     ------      ------       ------       ------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of year......................    10,721                  3,919       4,931        6,340        5,545
  End of year............................    53,902                  2,198       6,860       42,267       24,229
                                            -------      ------     ------      ------       ------       ------
Net unrealized appreciation
  (depreciation) of investments during
  the year...............................    43,181                 (1,721)      1,929       35,927       18,684
                                            -------      ------     ------      ------       ------       ------
Net realized and unrealized gains
  (losses)
  on investments.........................    54,871                   (980)      4,170       54,434       26,040
                                            -------      ------     ------      ------       ------       ------
Net increase in net assets resulting
  from operations........................  $ 60,663    $ 13,514     $3,171      $5,845     $ 54,317      $25,807
                                            =======      ======     ======      ======       ======       ======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                    FIDELITY                FIDELITY
                                          FIDELITY      FIDELITY      HIGH      FIDELITY     ASSET      FIDELITY
                                        EQUITY-INCOME    GROWTH      INCOME     OVERSEAS    MANAGER    INDEX 500
                                         SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................   $     795     $  2,013    $ 13,682    $  2,659    $  4,580    $  2,651
EXPENSES
Mortality and expense risks............       6,521        9,311       1,324       2,129       1,923       3,896
                                           --------     --------     -------     -------     -------    --------
Net investment income (loss)...........      (5,726)      (7,298)     12,358         530       2,657      (1,245)
                                           --------     --------     -------     -------     -------    --------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Realized gain distributions
  reinvested...........................      22,764       50,823       2,677       2,926       3,777       6,818
Net realized gain from redemption of
  investment shares....................      12,493       14,571       1,337       3,493       4,586      17,448
                                           --------     --------     -------     -------     -------    --------
Net realized gain on investments.......      35,257       65,394       4,014       6,419       8,363      24,266
                                           --------     --------     -------     -------     -------    --------
Net unrealized appreciation
  of investments:
  Beginning of year....................      26,993       10,036       4,518       6,809       5,339      16,619
  End of year..........................     140,032      120,385      17,486      44,125      42,785     130,599
                                           --------     --------     -------     -------     -------    --------
Net unrealized appreciation of
  investments during the year..........     113,039      110,349      12,968      37,316      37,446     113,980
                                           --------     --------     -------     -------     -------    --------
Net realized and unrealized
  gain on investments..................     148,296      175,743      16,982      43,735      45,809     138,246
                                           --------     --------     -------     -------     -------    --------
Net increase in net assets
  resulting from operations............   $ 142,570     $168,445    $ 29,340    $ 44,265    $ 48,466    $137,001
                                           ========     ========     =======     =======     =======    ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------


                                                 FIDELITY               NEUBERGER   NEUBERGER      NEUBERGER
                                                INVESTMENT   FIDELITY    & BERMAN    & BERMAN   & BERMAN LIMITED
                                                GRADE BOND  CONTRAFUND   BALANCED     GROWTH     MATURITY BOND
                                                SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends......................................   $3,435                  $1,823     $     91        $2,949
EXPENSES
Mortality and expense risks....................      488     $    337        477        2,041            83
                                                  ------       ------     ------       ------        ------
Net investment income (loss)...................    2,947         (337)     1,346       (1,950)        2,866
                                                  ------       ------     ------       ------        ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.........                           10,142       21,199
Net realized gain (loss) from redemption of
  investment shares............................      596        1,095        617        4,169           (74)
                                                  ------       ------     ------       ------        ------
Net realized gain (loss) on investments........      596        1,095     10,759       25,368           (74)
                                                  ------       ------     ------       ------        ------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year............................    4,575                   5,547        5,688         1,194
  End of year..................................    5,863       15,525      1,403       11,488           208
                                                  ------       ------     ------       ------        ------
Net unrealized appreciation (depreciation) of
  investments during the year..................    1,288       15,525     (4,144)       5,800          (986)
                                                  ------       ------     ------       ------        ------
Net realized and unrealized gain (loss) on
  investments..................................    1,884       16,620      6,615       31,168        (1,060)
                                                  ------       ------     ------       ------        ------
Net increase in net assets resulting from
  operations...................................   $4,831     $ 16,283     $7,961     $ 29,218        $1,806
                                                  ======       ======     ======       ======        ======


See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                              VAN ECK    VAN ECK GOLD   VAN ECK    ALGER AMERICAN
                                                             WORLDWIDE   AND NATURAL    EMERGING       SMALL
                                                 TCI GROWTH     BOND      RESOURCES     MARKETS    CAPITALIZATION
                                                 SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.......................................               $1,824      $    600      $  137
EXPENSES
Mortality and expense risks.....................  $  1,480        277           375          70       $    374
                                                    ------     ------        ------      ------         ------
Net investment income (loss)....................    (1,480)     1,547           225          67           (374)
                                                    ------     ------        ------      ------         ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested..........    23,158                      588
Net realized gain (loss) from redemption of
  investment shares.............................     4,391        218         2,780         254            (72)
                                                    ------     ------        ------      ------         ------
Net realized gain (loss) on investments.........    27,549        218         3,368         254            (72)
                                                    ------     ------        ------      ------         ------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year.............................     7,429      1,924         5,371
  End of year...................................   (33,973)     2,328        12,095       4,779         (4,261)
                                                    ------     ------        ------      ------         ------
Net unrealized appreciation (depreciation) of
  investments during the year...................   (41,402)       404         6,724       4,779         (4,261)
                                                    ------     ------        ------      ------         ------
Net realized and unrealized gain (loss) on
  investments...................................   (13,853)       622        10,092       5,033         (4,333)
                                                    ------     ------        ------      ------         ------
Net increase (decrease) in net assets resulting
  from operations...............................  ($15,333)    $2,169      $ 10,317      $5,100       ($ 4,707)
                                                    ======     ======        ======      ======         ======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Period February 1, 1995 (Date of Inception) to December 31, 1995

--------------------------------------------------------------------------------

                                                        MONEY                             AGGRESSIVE
                                            GROWTH      MARKET       BOND      MANAGED      GROWTH    INTERNATIONAL
                                          SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................  $  1,144     $5,330      $1,517      $  914
EXPENSES
Mortality and expense risks..............       190        500          42           9      $  215       $    73
                                            -------     ------      ------      ------      ------        ------
Net investment income (loss).............       954      4,830       1,475         905        (215)          (73)
                                            -------     ------      ------      ------      ------        ------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain from redemption of
  investment shares......................     1,386                    134          40         481           266
                                            -------     ------      ------      ------      ------        ------
Net realized gain on investments.........     1,386                    134          40         481           266
                                            -------     ------      ------      ------      ------        ------
Net unrealized appreciation of
  investments:
  Beginning of period
  End of period..........................    10,721                  3,919       4,931       6,340         5,545
                                            -------     ------      ------      ------      ------        ------
Net unrealized appreciation of
  investments during the period..........    10,721                  3,919       4,931       6,340         5,545
                                            -------     ------      ------      ------      ------        ------
Net realized and unrealized gain
  on investments.........................    12,107                  4,053       4,971       6,821         5,811
                                            -------     ------      ------      ------      ------        ------
Net increase in net assets resulting
  from operations........................  $ 13,061     $4,830      $5,528      $5,876      $6,606       $ 5,738
                                            =======     ======      ======      ======      ======        ======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Period February 1, 1995 (Date of Inception) to December 31, 1995

--------------------------------------------------------------------------------

                               FIDELITY                FIDELITY                FIDELITY                FIDELITY
                               EQUITY-     FIDELITY      HIGH      FIDELITY     ASSET      FIDELITY   INVESTMENT
                                INCOME      GROWTH      INCOME     OVERSEAS    MANAGER    INDEX 500   GRADE BOND
                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends....................  $  3,295    $    141     $1,794      $  100      $  529     $    412     $  872
EXPENSES
Mortality and expense
  risks......................       581         774        114         250          82          259         80
                                -------     -------     ------      ------      ------      -------     ------
Net investment income
  (loss).....................     2,714        (633)     1,680        (150)        447          153        792
                                -------     -------     ------      ------      ------      -------     ------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions
  reinvested.................     1,251                                100                       56
Net realized gain from
  redemption of investment
  shares.....................     1,814       2,933        562         455         654        1,999        196
                                -------     -------     ------      ------      ------      -------     ------
Net realized gain on
  investments................     3,065       2,933        562         555         654        2,055        196
                                -------     -------     ------      ------      ------      -------     ------
Net unrealized appreciation
  of investments:
  Beginning of period
  End of period..............    26,993      10,036      4,518       6,809       5,339       16,619      4,575
                                -------     -------     ------      ------      ------      -------     ------
Net unrealized appreciation
  of investments during the
  period.....................    26,993      10,036      4,518       6,809       5,339       16,619      4,575
                                -------     -------     ------      ------      ------      -------     ------
Net realized and unrealized
  gain on investments........    30,058      12,969      5,080       7,364       5,993       18,674      4,771
                                -------     -------     ------      ------      ------      -------     ------
Net increase in net assets
  resulting from
  operations.................  $ 32,772    $ 12,336     $6,760      $7,214      $6,440     $ 18,827     $5,563
                                =======     =======     ======      ======      ======      =======     ======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Operations for the Period February 1, 1995 (Date of Inception) to December 31, 1995

--------------------------------------------------------------------------------

                               NEUBERGER   NEUBERGER      NEUBERGER                   VAN ECK        VAN ECK
                                & BERMAN    & BERMAN   & BERMAN LIMITED     TCI      WORLDWIDE   GOLD AND NATURAL
                                BALANCED     GROWTH     MATURITY BOND      GROWTH       BOND        RESOURCES
                               SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.....................   $  478      $   61         $1,375                     $2,583         $  294
EXPENSES
Mortality and expense risks...       81         247             10         $  123          67             11
                                 ------      ------         ------         ------      ------         ------
Net investment income
  (loss)......................      397        (186)         1,365           (123)      2,516            283
                                 ------      ------         ------         ------      ------         ------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions
  reinvested..................      154         818
Net realized gain from
  redemption of investment
  shares......................      172       1,767              6          1,594         201            197
                                 ------      ------         ------         ------      ------         ------
Net realized gain on
  investments.................      326       2,585              6          1,594         201            197
                                 ------      ------         ------         ------      ------         ------
Net unrealized appreciation of
  investments:
  Beginning of period
  End of period...............    5,547       5,688          1,194          7,429       1,924          5,371
                                 ------      ------         ------         ------      ------         ------
Net unrealized appreciation of
  investments during the
  period......................    5,547       5,688          1,194          7,429       1,924          5,371
                                 ------      ------         ------         ------      ------         ------
Net realized and unrealized
  gain on investments.........    5,873       8,273          1,200          9,023       2,125          5,568
                                 ------      ------         ------         ------      ------         ------
Net increase in net assets
  resulting from operations...   $6,270      $8,087         $2,565         $8,900      $4,641         $5,851
                                 ======      ======         ======         ======      ======         ======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                     MONEY                                AGGRESSIVE
                                       GROWTH       MARKET         BOND       MANAGED       GROWTH     INTERNATIONAL
                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).......   $  5,792    $   13,514     $  4,151     $  1,675     $   (117)     $    (233)
Net realized gain on investments...     11,690                        741        2,241       18,507          7,356
Net unrealized appreciation
  (depreciation) of investments
  during the year..................     43,181                     (1,721)       1,929       35,927         18,684
                                      --------    -----------    --------      -------     --------       --------
Net increase in net assets from
  operations.......................     60,663        13,514        3,171        5,845       54,317         25,807
                                      --------    -----------    --------      -------     --------       --------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums........    200,633     3,426,014       62,154       30,006      253,610        181,285
Cost of insurance and
  administrative charges...........    (50,683)     (139,681)     (13,600)      (6,124)     (58,803)       (40,512)
Surrenders and forfeitures.........     (2,824)       (1,748)        (458)        (269)      (3,944)        (2,321)
Net withdrawals due to policy
  loans............................     (5,832)      (10,177)                                  (685)        (4,282)
Transfers between investment
  portfolios.......................    200,857    (3,043,148)      31,590       12,196       77,113        191,839
                                      --------    -----------    --------      -------     --------       --------
Net increase in net assets derived
  from policy transactions.........    342,151       231,260       79,686       35,809      267,291        326,009
                                      --------    -----------    --------      -------     --------       --------
Total increase in net assets.......    402,814       244,774       82,857       41,654      321,608        351,816
NET ASSETS
  Beginning of year................    151,294       283,563       49,507       38,625      151,008         98,452
                                      --------    -----------    --------      -------     --------       --------
  End of year......................   $554,108    $  528,337     $132,364     $ 80,279     $472,616      $ 450,268
                                      ========    ===========    ========      =======     ========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                           FIDELITY                FIDELITY                FIDELITY
                                           EQUITY-     FIDELITY      HIGH      FIDELITY     ASSET      FIDELITY
                                            INCOME      GROWTH      INCOME     OVERSEAS    MANAGER    INDEX 500
                                          SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)............. $  (5,726)  $  (7,298)   $ 12,358    $    530    $  2,657   $  (1,245)
Net realized gain on investments.........    35,257      65,394       4,014       6,419       8,363      24,266
Net unrealized appreciation of
  investments during the year............   113,039     110,349      12,968      37,316      37,446     113,980
                                           --------    --------    --------    --------     -------    --------
Net increase in net assets from
  operations.............................   142,570     168,445      29,340      44,265      48,466     137,001
                                           --------    --------    --------    --------     -------    --------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.............. 1,064,311   1,228,372     182,867     303,606     504,956     682,499
Cost of insurance and administrative
  charges................................  (172,223)   (277,081)    (33,017)    (55,071)    (41,734)   (140,878)
Surrenders and forfeitures...............   (10,460)    (15,689)     (1,416)     (1,888)       (141)     (4,843)
Net withdrawals due to policy loans......    (8,344)     (9,629)       (352)       (538)       (107)     (4,994)
Transfers between investment
  portfolios.............................   489,521     624,149      51,297      61,872     157,808     590,621
                                           --------    --------    --------    --------     -------    --------
Net increase in net assets derived from
  policy transactions.................... 1,362,805   1,550,122     199,379     307,981     620,782   1,122,405
                                           --------    --------    --------    --------     -------    --------
Total increase in net assets............. 1,505,375   1,718,567     228,719     352,246     669,248   1,259,406
NET ASSETS
  Beginning of year......................   465,836     635,375     145,774     212,684      71,829     220,128
                                           --------    --------    --------    --------     -------    --------
  End of year............................$1,971,211  $2,353,942    $374,493    $564,930    $741,077  $1,479,534
                                           ========    ========    ========    ========     =======    ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                 FIDELITY                NEUBERGER   NEUBERGER      NEUBERGER
                                                INVESTMENT    FIDELITY    & BERMAN    & BERMAN   & BERMAN LIMITED
                                                GRADE BOND   CONTRAFUND   BALANCED     GROWTH     MATURITY BOND
                                                SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...................  $   2,947    $   (337)   $  1,346    $ (1,950)      $  2,866
Net realized gain (loss) on investments........        596       1,095      10,759      25,368            (74)
Net unrealized appreciation (depreciation) of
  investments during the year..................      1,288      15,525      (4,144)      5,800           (986)
                                                  --------    --------    --------    --------        -------
Net increase in net assets from operations.....      4,831      16,283       7,961      29,218          1,806
                                                  --------    --------    --------    --------        -------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums....................     89,577     111,330      65,215     249,358         15,412
Cost of insurance and administrative charges...    (17,945)    (11,937)    (14,582)    (59,022)        (3,100)
Surrenders and forfeitures.....................       (765)                   (265)       (619)            (8)
Net withdrawals due to policy loans............       (102)                                (27)
Transfers between investment portfolios........     19,502     128,279      35,692     105,607          3,279
                                                  --------    --------    --------    --------        -------
Net increase in net assets derived from policy
  transactions.................................     90,267     227,672      86,060     295,297         15,583
                                                  --------    --------    --------    --------        -------
Capital contribution from Providentmutual Life
  and Annuity Company of America...............                 25,000
                                                  --------    --------    --------    --------        -------
Total increase in net assets...................     95,098     268,955      94,021     324,515         17,389
NET ASSETS
  Beginning of year............................     60,423          --      70,877     214,176         32,352
                                                  --------    --------    --------    --------        -------
  End of year..................................  $ 155,521    $268,955    $164,898    $538,691       $ 49,741
                                                  ========    ========    ========    ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                              VAN ECK    VAN ECK GOLD   VAN ECK    ALGER AMERICAN
                                                             WORLDWIDE   AND NATURAL    EMERGING       SMALL
                                                 TCI GROWTH     BOND      RESOURCES     MARKETS    CAPITALIZATION
                                                 SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)....................  $ (1,480)   $  1,547     $    225     $     67      $   (374)
Net realized gain (loss) on investments.........    27,549         218        3,368          254           (72)
Net unrealized appreciation (depreciation) of
  investments during the year...................   (41,402)        404        6,724        4,779        (4,261)
                                                  --------     -------     --------      -------      --------
Net increase (decrease) in net assets from
  operations....................................   (15,333)      2,169       10,317        5,100        (4,707)
                                                  --------     -------     --------      -------      --------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.....................   186,453      40,692       80,930       34,459       235,120
Cost of insurance and administrative charges....   (51,208)     (8,055)     (12,112)      (5,698)      (15,164)
Surrenders and forfeitures......................    (2,139)       (163)         (78)                       (57)
Net withdrawals due to policy loans.............    (1,766)
Transfers between investment portfolios.........    53,108       8,407       32,292       19,405       126,893
                                                  --------     -------     --------      -------      --------
Net increase in net assets derived from policy
  transactions..................................   184,448      40,881      101,032       48,166       346,792
                                                  --------     -------     --------      -------      --------
Capital contribution from Providentmutual Life
  and Annuity Company of America................                                          25,000        25,000
                                                  --------     -------     --------      -------      --------
Total increase in net assets....................   169,115      43,050      111,349       78,266       367,085
NET ASSETS
  Beginning of year.............................   180,497      55,505       38,197       --           --
                                                  --------     -------     --------      -------      --------
  End of year...................................  $349,612    $ 98,555     $149,546     $ 78,266      $367,085
                                                  ========     =======     ========      =======      ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America

Statements of Changes in Net Assets for the Period February 1, 1995 (Date of Inception) to December 31, 1995


--------------------------------------------------------------------------------

                                                    MONEY                                AGGRESSIVE
                                       GROWTH       MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).......   $    954    $   4,830     $  1,475     $    905     $   (215)      $   (73)
Net realized gain on investments...      1,386                       134           40          481           266
Net unrealized appreciation of
  investments during the year......     10,721                     3,919        4,931        6,340         5,545
                                      --------    ----------     -------      -------     --------       -------
Net increase in net assets
  from operations..................     13,061        4,830        5,528        5,876        6,606         5,738
                                      --------    ----------     -------      -------     --------       -------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums........     82,812    1,226,779       16,686        6,530       89,173        60,462
Cost of insurance and
  administrative charges...........    (11,377)     (64,764)      (2,472)        (722)     (12,356)       (6,573)
Surrenders and forfeitures.........        (90)         (16)         (50)                     (118)          (81)
Transfers between investment
  portfolios.......................     41,888     (908,266)       4,815        1,941       42,703        13,906
                                      --------    ----------     -------      -------     --------       -------
Net increase in net assets derived
  from policy transactions.........    113,233      253,733       18,979        7,749      119,402        67,714
                                      --------    ----------     -------      -------     --------       -------
Capital contribution from
  Providentmutual Life and Annuity
  Company of America...............     25,000       25,000       25,000       25,000       25,000        25,000
                                      --------    ----------     -------      -------     --------       -------
Total increase in net assets.......    151,294      283,563       49,507       38,625      151,008        98,452
NET ASSETS
  Beginning of year................         --           --           --           --           --            --
                                      --------    ----------     -------      -------     --------       -------
  End of year......................   $151,294    $ 283,563     $ 49,507     $ 38,625     $151,008       $98,452
                                      ========    ==========     =======      =======     ========       =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America

Statements of Changes in Net Assets for the Period February 1, 1995 (Date of Inception) to December 31, 1995


--------------------------------------------------------------------------------

                               FIDELITY                FIDELITY                FIDELITY                FIDELITY
                               EQUITY-     FIDELITY      HIGH      FIDELITY     ASSET      FIDELITY   INVESTMENT
                                INCOME      GROWTH      INCOME     OVERSEAS    MANAGER    INDEX 500   GRADE BOND
                              SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss).....................  $  2,714    $   (633)   $  1,680    $   (150)   $    447    $    153    $    792
Net realized gain on
  investments................     3,065       2,933         562         555         654       2,055         196
Net unrealized appreciation
  of investments during the
  year.......................    26,993      10,036       4,518       6,809       5,339      16,619       4,575
                               --------    --------    --------    --------     -------    --------     -------
Net increase in net assets
  from operations............    32,772      12,336       6,760       7,214       6,440      18,827       5,563
                               --------    --------    --------    --------     -------    --------     -------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net
  premiums...................   281,421     389,708      51,880     133,848      22,049     121,634      22,856
Cost of insurance and
  administrative charges.....   (31,287)    (46,543)     (7,891)    (11,367)     (4,044)    (12,939)     (3,801)
Surrenders and forfeitures...      (362)       (372)        (18)       (174)        (48)        (88)        (28)
Transfers between investment
  portfolios.................   158,292     255,246      70,043      58,163      22,432      67,694      10,833
                               --------    --------    --------    --------     -------    --------     -------
Net increase in net assets
  derived from policy
  transactions...............   408,064     598,039     114,014     180,470      40,389     176,301      29,860
                               --------    --------    --------    --------     -------    --------     -------
Capital contribution from
  Providentmutual Life and
  Annuity Company of
  America....................    25,000      25,000      25,000      25,000      25,000      25,000      25,000
                               --------    --------    --------    --------     -------    --------     -------
Total increase in net
  assets.....................   465,836     635,375     145,774     212,684      71,829     220,128      60,423
NET ASSETS
  Beginning of year..........        --          --          --          --          --          --          --
                               --------    --------    --------    --------     -------    --------     -------
  End of year................  $465,836    $635,375    $145,774    $212,684    $ 71,829    $220,128    $ 60,423
                               ========    ========    ========    ========     =======    ========     =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America

Statements of Changes in Net Assets for the Period February 1, 1995 (Date of Inception) to December 31, 1995


--------------------------------------------------------------------------------

                                                                  NEUBERGER                             VAN ECK
                                        NEUBERGER   NEUBERGER     & BERMAN                  VAN ECK     GOLD AND
                                         & BERMAN    & BERMAN      LIMITED        TCI      WORLDWIDE    NATURAL
                                         BALANCED     GROWTH    MATURITY BOND    GROWTH       BOND     RESOURCES
                                        SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...........  $    397    $   (186)     $ 1,365      $   (123)   $  2,516    $    283
Net realized gain on investments.......       326       2,585            6         1,594         201         197
Net unrealized appreciation of
  investments during the year..........     5,547       5,688        1,194         7,429       1,924       5,371
                                          -------    --------      -------      --------     -------     -------
Net increase in net assets from
  operations...........................     6,270       8,087        2,565         8,900       4,641       5,851
                                          -------    --------      -------      --------     -------     -------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums............    31,568     106,593        1,457        94,924      27,665       9,441
Cost of insurance and administrative
  charges..............................    (2,111)    (11,044)        (475)       (9,264)     (1,906)     (2,639)
Surrenders and forfeitures.............                   (71)         (11)         (290)         (4)
Transfers between investment
  portfolios...........................    10,150      85,611        3,816        61,227         109         544
                                          -------    --------      -------      --------     -------     -------
Net increase in net assets derived from
  policy transactions..................    39,607     181,089        4,787       146,597      25,864       7,346
                                          -------    --------      -------      --------     -------     -------
Capital contribution from
  Providentmutual Life and Annuity
  Company of America...................    25,000      25,000       25,000        25,000      25,000      25,000
                                          -------    --------      -------      --------     -------     -------
Total increase in net assets...........    70,877     214,176       32,352       180,497      55,505      38,197
NET ASSETS
  Beginning of year....................        --          --           --            --          --          --
                                          -------    --------      -------      --------     -------     -------
  End of year..........................  $ 70,877    $214,176      $32,352      $180,497    $ 55,505    $ 38,197
                                          =======    ========      =======      ========     =======     =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

     The Providentmutual Variable Life Separate Account (Separate Account) was established by Providentmutual Life and Annuity Company of America (Providentmutual) under the provisions of Delaware law and commenced operations on February 1, 1995. Providentmutual is a wholly-owned subsidiary of Provident Mutual Life Insurance Company. The Separate Account is an investment account to which assets are allocated to support the benefits payable under flexible premium adjustable variable life insurance policies (the Policies).

     The Policies are distributed principally through personal producing general agents and brokers.

     Providentmutual has structured the Separate Account as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Separate Account is comprised of twenty-two subaccounts: the Growth, Money Market, Bond, Managed, Aggressive Growth and International Subaccounts invest in the corresponding portfolios of the Market Street Fund, Inc.; the Fidelity Equity-Income, Fidelity Growth, Fidelity High Income and Fidelity Overseas Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager, Fidelity Index 500, Fidelity Investment Grade Bond and Fidelity Contrafund Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; the Neuberger & Berman Balanced, Neuberger & Berman Growth and Neuberger & Berman Limited Maturity Bond Subaccounts invest in the corresponding portfolios of the Neuberger & Berman Advisers Management Trust; the TCI Growth Subaccount invests in the corresponding portfolio of the TCI Portfolios, Inc.; the Van Eck Worldwide Bond, Van Eck Gold and Natural Resources and Van Eck Emerging Markets Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust; and the Alger American Small Capitalization Subaccount invests in the corresponding portfolio of the Alger American Fund.

     Net premiums from in-force Policies are allocated to the Subaccounts in accordance with policyholder instructions and are recorded as variable life policy transactions in the statements of changes in net assets. Such amounts are used to provide money to pay benefits under the Policies (Note 4). The Separate Account's assets are the property of Providentmutual.

     Transfers between investment portfolios include transfers between the Subaccounts and the Guaranteed Account (not shown), which is part of Providentmutual's General Account.

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Separate Account in the financial statements.

 Investment Valuation:

     Investment shares are valued at the net asset values of the respective Portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

 Realized Gains and Losses:

     Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

 Federal Income Taxes:

     The operations of the Separate Account are included in the Federal income tax return of Providentmutual. Under the provisions of the Policies, Providentmutual has the right to charge the Separate Account for Federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

 Estimates:


     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions during the periods. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS

   At December 31, 1996, the investments of the respective Subaccounts are as follows:
--------------------------------------------------------------------------------

                                                        SHARES         COST      MARKET VALUE
----------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Portfolio..................................       30,614      $500,206       $554,108
  Money Market Portfolio............................      453,150      $453,150       $453,150
  Bond Portfolio....................................       12,405      $130,166       $132,364
  Managed Portfolio.................................        5,468       $73,419        $80,279
  Aggressive Growth Portfolio.......................       25,519      $430,349       $472,616
  International Portfolio...........................       33,577      $426,039       $450,268
Variable Insurance Products Fund:
  Equity-Income Portfolio...........................       93,733    $1,831,179     $1,971,211
  Growth Portfolio..................................       75,592    $2,233,557     $2,353,942
  High Income Portfolio.............................       29,911      $357,007       $374,493
  Overseas Portfolio................................       29,986      $520,805       $564,930
Variable Insurance Products Fund II:
  Asset Manager Portfolio...........................       43,773      $698,292       $741,077
  Index 500 Portfolio...............................       16,600    $1,348,935     $1,479,534
  Investment Grade Bond Portfolio...................       12,706      $149,658       $155,521
  Contrafund Portfolio..............................       16,241      $253,430       $268,955
Neuberger & Berman Advisers Management Trust:
  Balanced Portfolio................................       10,358      $163,495       $164,898
  Growth Portfolio..................................       20,896      $527,203       $538,691
  Limited Maturity Bond Portfolio...................        3,540       $49,533        $49,741
TCI Portfolios, Inc.:
  TCI Growth Portfolio..............................       34,142      $383,585       $349,612
Van Eck Worldwide Insurance Trust:
  Worldwide Bond Portfolio..........................        8,879       $96,227        $98,555
  Gold and Natural Resources Portfolio..............        8,944      $137,451       $149,546
  Emerging Markets Portfolio........................        6,266       $73,487        $78,266
Alger American Fund:
  Small Capitalization Portfolio....................        8,973      $371,346       $367,085

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

   During the years ended December 31, 1996 and 1995, transactions in investment shares were as follows:

--------------------------------------------------------------------------------

                                                                          MARKET STREET FUND, INC.

  ------------------------------------------------------------------------------------------------------------------
                                                        GROWTH PORTFOLIO         MONEY MARKET         BOND PORTFOLIO
                                                                                   PORTFOLIO

  ------------------------------------------------------------------------------------------------------------------
                                                         1996       1995        1996        1995      1996      1995
------------------------------------------------------------------------------------------------------------------
Shares purchased.....................................    22,000      9,742    2,343,055    874,800     8,375     4,493
Shares received from reinvestment of:
  Dividends..........................................       464         76       15,339      5,330       433       146
  Capital gain distributions.........................       464
                                                       --------   --------   ----------   --------   -------   -------
Total shares acquired................................    22,928      9,818    2,358,394    880,130     8,808     4,639
Total shares redeemed................................    (1,562)      (570)  (2,171,067)  (614,307)     (903)     (139)
                                                       --------   --------   ----------   --------   -------   -------
Net increase in shares owned.........................    21,366      9,248      187,327    265,823     7,905     4,500
Shares owned, beginning of year......................     9,248                 265,823                4,500
                                                       --------   --------   ----------   --------   -------   -------
Shares owned, end of year............................    30,614      9,248      453,150    265,823    12,405     4,500
                                                       ========   ========   ==========   ========   =======   =======
Cost of shares acquired..............................  $380,965   $148,035   $2,358,394   $880,130   $93,373   $46,940
                                                       ========   ========   ==========   ========   =======   =======
Cost of shares redeemed..............................  $ 21,332   $  7,462   $2,171,067   $614,307   $ 8,795   $ 1,352
                                                       ========   ========   ==========   ========   =======   =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                          MARKET STREET FUND, INC.

 ------------------------------------------------------------------------------------------------------------------
                                                        MANAGED PORTFOLIO    AGGRESSIVE GROWTH       INTERNATIONAL
                                                                                 PORTFOLIO             PORTFOLIO

 ------------------------------------------------------------------------------------------------------------------
                                                         1996      1995       1996       1995       1996       1995
------------------------------------------------------------------------------------------------------------------
Shares purchased......................................    2,833     2,676     17,269      9,089     26,818      7,846
Shares received from reinvestment of:
  Dividends...........................................      131        70        105                    95
  Capital gain distributions..........................      117                1,071                   390
                                                        -------   -------   --------   --------   --------    -------
Total shares acquired.................................    3,081     2,746     18,445      9,089     27,303      7,846
Total shares redeemed.................................     (335)      (24)    (1,615)      (400)    (1,383)      (189)
                                                        -------   -------   --------   --------   --------    -------
Net increase in shares owned..........................    2,746     2,722     16,830      8,689     25,920      7,657
Shares owned, beginning of year.......................    2,722                8,689                 7,657
                                                        -------   -------   --------   --------   --------    -------
Shares owned, end of year.............................    5,468     2,722     25,519      8,689     33,577      7,657
                                                        =======   =======   ========   ========   ========    =======
Cost of shares acquired...............................  $43,739   $33,984   $310,897   $150,890   $348,283   $ 94,994
                                                        =======   =======   ========   ========   ========    =======
Cost of shares redeemed...............................  $ 4,014   $   290   $ 25,216   $  6,222   $ 15,164   $  2,074
                                                        =======   =======   ========   ========   ========    =======

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                          VARIABLE INSURANCE PRODUCTS FUND
  ------------------------------------------------------------------------------------------------------------------
                                  EQUITY-INCOME                                   HIGH INCOME
                                    PORTFOLIO           GROWTH PORTFOLIO           PORTFOLIO        OVERSEAS PORTFOLIO
  ------------------------------------------------------------------------------------------------------------------
                                 1996        1995        1996        1995       1996       1995       1996       1995
  ------------------------------------------------------------------------------------------------------------------
Shares purchased.............     72,214     24,671       53,882     22,131     17,623     12,589     18,466     12,757
Shares received from
  reinvestment of:
  Dividends..................         42        179           73          6      1,213        177        157          7
  Capital gain
    distributions............      1,207         83        1,829                   237                   171          7
                              ----------   --------   ----------   --------   --------   --------   --------   --------
Total shares acquired........     73,463     24,933       55,784     22,137     19,073     12,766     18,794     12,771
Total shares redeemed........     (3,904)      (759)      (1,951)      (378)    (1,259)      (669)    (1,282)      (297)
                              ----------   --------   ----------   --------   --------   --------   --------   --------
Net increase in shares
  owned......................     69,559     24,174       53,833     21,759     17,814     12,097     17,512     12,474
Shares owned, beginning of
  year.......................     24,174                  21,759                12,097                12,474
                              ----------   --------   ----------   --------   --------   --------   --------   --------
Shares owned, end of year....     93,733     24,174       75,592     21,759     29,911     12,097     29,986     12,474
                              ==========   ========   ==========   ========   ========   ========   ========   ========
Cost of shares acquired...... $1,456,815   $450,678   $1,652,672   $633,382   $229,442   $148,527   $334,188   $210,331
                              ==========   ========   ==========   ========   ========   ========   ========   ========
Cost of shares redeemed...... $   64,479   $ 11,835   $   44,454   $  8,043   $ 13,691   $  7,271   $ 19,258   $  4,456
                              ==========   ========   ==========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                              VARIABLE INSURANCE PRODUCTS FUND II
  ------------------------------------------------------------------------------------------------------------------
                                                                INDEX 500 PORTFOLIO     INVESTMENT GRADE    CONTRAFUND
                                            ASSET MANAGER                                BOND PORTFOLIO     PORTFOLIO
                                              PORTFOLIO
  ------------------------------------------------------------------------------------------------------------------
                                            1996      1995        1996        1995       1996      1995        1996
  ------------------------------------------------------------------------------------------------------------------
Shares purchased.........................   40,738     5,010       15,023      3,044      8,553     5,032      17,029
Shares received from reinvestment of:
  Dividends..............................      303        39           35          7        288        80
  Capital gain distributions.............      251                     91          1
                                          --------   -------   ----------   --------   --------   -------    --------
Total shares acquired....................   41,292     5,049       15,149      3,052      8,841     5,112      17,029
Total shares redeemed....................   (2,068)     (500)      (1,457)      (144)      (977)     (270)       (788)
                                          --------   -------   ----------   --------   --------   -------    --------
Net increase in shares owned.............   39,224     4,549       13,692      2,908      7,864     4,842      16,241
Shares owned, beginning of year..........    4,549                  2,908                 4,842
                                          --------   -------   ----------   --------   --------   -------    --------
Shares owned, end of year................   43,773     4,549       16,600      2,908     12,706     4,842      16,241
                                          ========   =======   ==========   ========   ========   =======    ========
Cost of shares acquired.................. $660,528   $73,342   $1,241,314   $211,867   $104,740   $58,875    $265,037
                                          ========   =======   ==========   ========   ========   =======    ========
Cost of shares redeemed.................. $ 28,726   $ 6,852   $   95,888   $  8,358   $ 10,930   $ 3,027    $ 11,607
                                          ========   =======   ==========   ========   ========   =======    ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                             NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST             TCI PORTFOLIOS,
                                                                                                           INC.
  ------------------------------------------------------------------------------------------------------------------
                                     BALANCED PORTFOLIO    GROWTH PORTFOLIO     LIMITED MATURITY        TCI GROWTH
                                                                                 BOND PORTFOLIO          PORTFOLIO
  ------------------------------------------------------------------------------------------------------------------
                                       1996      1995       1996       1995      1996      1995       1996       1995
  ------------------------------------------------------------------------------------------------------------------
Shares purchased....................    6,369     4,065     12,912      8,555     1,441     2,127     20,034     15,511
Shares received from reinvestment
  of:
  Dividends.........................      119        32          4          3       219       101
  Capital gain distributions........      665        10        855         39                          2,166
                                     --------   -------   --------   --------   -------   -------   --------   --------
Total shares acquired...............    7,153     4,107     13,771      8,597     1,660     2,228     22,200     15,511
Total shares redeemed...............     (841)      (61)    (1,157)      (315)     (319)      (29)    (3,025)      (544)
                                     --------   -------   --------   --------   -------   -------   --------   --------
Net increase in shares owned........    6,312     4,046     12,614      8,282     1,341     2,199     19,175     14,967
Shares owned, beginning of year.....    4,046                8,282                2,199               14,967
                                     --------   -------   --------   --------   -------   -------   --------   --------
Shares owned, end of year...........   10,358     4,046     20,896      8,282     3,540     2,199     34,142     14,967
                                     ========   =======   ========   ========   =======   =======   ========   ========
Cost of shares acquired............. $110,480   $66,229   $342,933   $214,940   $22,893   $31,573   $239,141   $177,972
                                     ========   =======   ========   ========   =======   =======   ========   ========
Cost of shares redeemed............. $ 12,315   $   899   $ 24,218   $  6,452   $ 4,518   $   415   $ 28,624   $  4,904
                                     ========   =======   ========   ========   =======   =======   ========   ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                            VAN ECK WORLDWIDE INSURANCE TRUST           ALGER AMERICAN
                                                                                                             FUND
  ------------------------------------------------------------------------------------------------------------------
                                                     WORLDWIDE BOND      GOLD AND NATURAL    EMERGING       SMALL
                                                        PORTFOLIO           RESOURCES        MARKETS    CAPITALIZATION
                                                                            PORTFOLIO        PORTFOLIO    PORTFOLIO
  ------------------------------------------------------------------------------------------------------------------
                                                     1996      1995       1996      1995       1996          1996
  ------------------------------------------------------------------------------------------------------------------
Shares purchased...................................   4,129     4,991      6,863     2,712     6,457          9,023
Shares received from reinvestment of:
  Dividends........................................     174       234         35        22        11
  Capital gain distributions.......................                           35
                                                    -------   -------   --------   -------   -------       --------
Total shares acquired..............................   4,303     5,225      6,933     2,734     6,468          9,023
Total shares redeemed..............................    (406)     (243)      (638)      (85)     (202)           (50)
                                                    -------   -------   --------   -------   -------       --------
Net increase in shares owned.......................   3,897     4,982      6,295     2,649     6,266          8,973
Shares owned, beginning of year....................   4,982                2,649
                                                    -------   -------   --------   -------   -------       --------
Shares owned, end of year..........................   8,879     4,982      8,944     2,649     6,266          8,973
                                                    =======   =======   ========   =======   =======       ========
Cost of shares acquired............................ $46,831   $56,085   $112,234   $33,835   $75,703       $373,537
                                                    =======   =======   ========   =======   =======       ========
Cost of shares redeemed............................ $ 4,185   $ 2,504   $  7,609   $ 1,009   $ 2,216       $  2,191
                                                    =======   =======   ========   =======   =======       ========

--------------------------------------------------------------------------------
The Providentmutual Variable Life Separate Account of Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- concluded

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS

     Providentmutual makes certain deductions from premiums before amounts are allocated to each Subaccount selected by the policyholder. The deductions may include (1) state premium taxes, (2) sales charges and (3) Federal tax charges. Premiums adjusted for these deductions are recorded as net premiums in the statement of changes in net assets. See original policy documents for specific charges assessed.

     In addition to the aforementioned charges, a daily charge will be deducted from the Separate Account for mortality and expense risks assumed by Providentmutual. The charge is deducted at an annual rate of 0.65% of the average daily net assets of the Separate Account. This charge may be increased, but in no event will it be greater than 0.90% of the average daily net assets of the Separate Account.

     The Separate Account is also charged monthly by Providentmutual for the cost of insurance protection. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured's attained age. Additional monthly deductions may be made for (1) administrative charges, (2) minimum death benefit charges, (3) first year policy charges and (4) supplementary charges. See original policy documents for additional monthly charges. These charges are included in the statements of changes in net assets.

     During any given policy year, the first four transfers by a policyholder of amounts in the Subaccounts are free of charge. A fee of $25 is assessed for each additional transfer. No transfer fees were incurred during the year ended December 31, 1996 or the period February 1, 1995 (date of inception) to December 31, 1995.

     The Policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the policyholder will receive a refund equal to the policy account value plus certain deductions made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

     If a policy is surrendered or lapses within the first ten policy years, a contingent deferred sales load charge and/or contingent deferred administrative charge are assessed. A deferred sales charge will be imposed if a policy is surrendered or lapses at any time within ten years after the effective date of an increase in face amount. A portion of the deferred sales charge will be deducted if the related increment of face amount is decreased within ten years after such increase took effect. These charges are recorded as administrative charges in the statements of changes in net assets.

--------------------------------------------------------------------------------

Providentmutual Life and Annuity Company

of America
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Board of Directors of
Providentmutual Life and Annuity
  Company of America

We have audited the accompanying statements of financial condition of Providentmutual Life and Annuity Company of America as of December 31, 1996 and 1995, and the related statements of operations, capital and surplus, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Providentmutual Life and Annuity Company of America as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 120 (SFAS 120) and Financial Accounting Standards Board Interpretation No. 40 (FIN 40) which required implementation of several accounting pronouncements not previously adopted. The effects of adopting SFAS 120 and FIN 40 were retroactively applied to the Company's previously issued financial statements, consistent with the implementation guidance of those standards.

                                            COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 14, 1997

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Statements of Financial Condition (Dollars in thousands)

--------------------------------------------------------------------------------


                                                                                                   DECEMBER 31,
 ------------------------------------------------------------------------------------------------------------------
                                                                                                1996         1995
------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at market (cost: 1996-$288,732; 1995-$278,771)......................   $294,294     $290,543
    Held to maturity, at amortized cost (market: 1996-$80,638; 1995-$83,733)................     79,526       81,421
Equity securities, at market (cost: 1996-$2,566; 1995-$2,602)...............................      1,582        1,631
Mortgage loans..............................................................................     42,187       38,683
Real estate.................................................................................      3,146        3,221
Policy loans and premium notes..............................................................      6,352        5,446
Other invested assets.......................................................................        276          434
Short-term investments......................................................................      8,453       12,656
                                                                                               --------     --------
Total Investments...........................................................................    435,816      434,035
                                                                                               --------     --------
Cash........................................................................................        472           --
Investment income due and accrued...........................................................      6,609        6,675
Deferred acquisition costs..................................................................     62,520       39,407
Reinsurance recoverable.....................................................................     80,346       81,118
Deferred Federal income taxes...............................................................        673          661
Separate account assets.....................................................................    373,802      191,774
Other assets................................................................................      1,981        2,731
                                                                                               --------     --------
Total Assets................................................................................   $962,219     $756,401
                                                                                               ========     ========
LIABILITIES
Policy Liabilities:
  Future policyholder benefits..............................................................   $511,447     $501,971
  Other policy obligations..................................................................      6,836        5,466
                                                                                               --------     --------
  Total Policy Liabilities..................................................................    518,283      507,437
                                                                                               --------     --------
Payable to parent...........................................................................      4,936        1,751
Federal income taxes payable................................................................      4,737        5,665
Separate account liabilities................................................................    372,005      190,493
Other liabilities...........................................................................      8,109        8,319
                                                                                               --------     --------
Total Liabilities...........................................................................    908,070      713,665
                                                                                               --------     --------
COMMITMENTS AND CONTINGENCIES -- NOTE 9
CAPITAL AND SURPLUS
Common stock, $10 par value; authorized 500,000 shares; issued and outstanding 250,000
  shares....................................................................................      2,500        2,500
Contributed capital in excess of par........................................................     37,665       29,665
Unassigned surplus..........................................................................     13,087        7,817
Net unrealized appreciation on securities...................................................        897        2,754
                                                                                               --------     --------
Total Capital and Surplus...................................................................     54,149       42,736
                                                                                               --------     --------
Total Liabilities, Capital and Surplus......................................................   $962,219     $756,401
                                                                                               ========     ========


See accompanying notes to financial statements

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Statements of Operations (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                                          YEAR ENDED DECEMBER 31,

  ------------------------------------------------------------------------------------------------------------------
                                                                                       1996         1995         1994
  ------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums...........................................................................  $ 13,173     $ 12,930     $  9,772
Policy and contract charges........................................................     6,068        2,467        1,062
Net investment income..............................................................    32,213       32,112       29,453
Other income.......................................................................     2,994        3,715        2,042
Realized gains on investments......................................................       112          730          381
                                                                                      -------      -------      -------
Total Revenues.....................................................................    54,560       51,954       42,710
                                                                                      -------      -------      -------
BENEFITS AND EXPENSES
Policy and contract benefits.......................................................    12,733       11,081        9,161
Change in future policyholder benefits.............................................    23,852       25,462       19,205
Commissions and operating expenses.................................................     8,564        9,684        8,604
Policyholder dividends.............................................................       541          353          198
                                                                                      -------      -------      -------
Total Benefits and Expenses........................................................    45,690       46,580       37,168
                                                                                      -------      -------      -------
Income Before Income Taxes.........................................................     8,870        5,374        5,542
Income tax expense (benefit):
  Current..........................................................................     2,612        3,728        1,825
  Deferred.........................................................................       988       (1,339)         333
                                                                                      -------      -------      -------
Total Income Tax Expense...........................................................     3,600        2,389        2,158
                                                                                      -------      -------      -------
Net Income.........................................................................  $  5,270     $  2,985     $  3,384
                                                                                      =======      =======      =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Statements of Capital and Surplus For the Years Ended December 31, 1996, 1995 and 1994 (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                                            NET
                                                            CONTRIBUTED                  UNREALIZED
                                                              CAPITAL                   APPRECIATION       TOTAL
                                                   COMMON    IN EXCESS    UNASSIGNED   (DEPRECIATION)   CAPITAL AND
                                                   STOCK      OF PAR       SURPLUS     ON SECURITIES      SURPLUS
------------------------------------------------------------------------------------------------------------------
Balance at January 1, 1994.......................  $2,500     $29,665      $  1,448       $  2,702        $36,315
  Net income.....................................     --           --         3,384             --          3,384
  Change in unrealized appreciation
    (depreciation)...............................     --           --            --         (5,022)        (5,022)
                                                   ------     -------       -------       --------        -------
Balance at December 31, 1994.....................  2,500       29,665         4,832         (2,320)        34,677
  Net income.....................................     --           --         2,985             --          2,985
  Change in unrealized appreciation
    (depreciation)...............................     --           --            --          5,074          5,074
                                                   ------     -------       -------       --------        -------
Balance at December 31, 1995.....................  2,500       29,665         7,817          2,754         42,736
  Net income.....................................     --           --         5,270             --          5,270
  Capital contribution from parent...............     --        8,000            --             --          8,000
  Change in unrealized appreciation
    (depreciation)...............................     --           --            --         (1,857)        (1,857)
                                                   ------     -------       -------       --------        -------
Balance at December 31, 1996.....................  $2,500     $37,665      $ 13,087       $    897        $54,149
                                                   ======     =======       =======       ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Statements of Cash Flows (Dollars in thousands)

--------------------------------------------------------------------------------


                                                                                      YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------
                                                                                  1996         1995         1994
------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income..................................................................  $   5,270    $   2,985    $   3,384
  Adjustments to reconcile net income to net cash provided by operating activities:
    Interest credited to variable universal life and investment products......     19,684       16,780       12,947
    Policy fees assessed on variable universal life and investment products...     (6,068)      (2,467)      (1,062)
    Amortization of deferred policy acquisition costs.........................      5,433        5,263        5,009
    Capitalization of deferred policy acquisition costs.......................    (25,182)     (19,579)     (16,988)
    Deferred Federal income taxes.............................................        988       (1,339)         333
    Depreciation and amortization expense.....................................        798          816        1,137
    Realized gains on investments.............................................       (112)        (730)        (381)
    Change in investment income due and accrued...............................         66          845         (790)
    Change in reinsurance recoverable.........................................        772      (21,413)     (13,616)
    Change in policy liabilities and other policyholders' funds of traditional
      life products...........................................................     (2,124)      30,526       19,916
    Change in other liabilities...............................................       (210)      (1,993)       5,714
    Change in current Federal income taxes payable............................       (928)       2,473          942
    Other, net................................................................      3,756        2,349       (1,866)
                                                                                ---------    ---------    ---------
        Net cash provided by operating activities.............................      2,143       14,516       14,679
                                                                                ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sales of investments:
    Available for sale securities.............................................      6,956       12,817        7,396
    Equity securities.........................................................        200       46,114      159,540
    Real estate...............................................................         --          940        1,273
    Other invested assets.....................................................        158           --          521
  Proceeds from maturities of investments:
    Held to maturity securities...............................................     17,323       16,030       20,298
    Available for sale securities.............................................     21,467       20,422       21,754
    Mortgage loans............................................................      7,873        8,065          564
  Purchases of investments:
    Held to maturity securities...............................................    (15,887)     (16,418)     (20,096)
    Available for sale securities.............................................    (38,542)     (58,802)     (39,656)
    Equity securities.........................................................       (157)     (44,930)    (159,817)
    Mortgage loans............................................................    (11,342)      (8,418)      (7,516)
    Real estate...............................................................        (36)        (213)        (200)
  Net withdrawals of separate account seed money..............................       (335)        (650)         (25)
  Policy loans and premium notes, net.........................................       (906)        (989)        (327)
  Net sales (purchases) of short-term investments.............................      4,203        1,596       (2,725)
                                                                                ---------    ---------    ---------
        Net cash used in investing activities.................................     (9,025)     (24,436)     (19,016)
                                                                                ---------    ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Variable universal life and investment product deposits.....................    185,984      124,336      113,735
  Variable universal life and investment product withdrawals..................   (186,630)    (114,416)    (110,080)
  Capital contribution from parent............................................      8,000           --           --
                                                                                ---------    ---------    ---------
        Net cash provided by financing activities.............................      7,354        9,920        3,655
                                                                                ---------    ---------    ---------
        Net change in cash....................................................        472            0         (682)
Cash, beginning of year.......................................................         --           --          682
                                                                                ---------    ---------    ---------
Cash, end of year.............................................................  $     472    $      --    $      --
                                                                                =========    =========    =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for income taxes..................................  $   3,540    $   1,438    $     882
                                                                                =========    =========    =========
  Foreclosure of mortgage loans...............................................  $      --    $     667    $     810
                                                                                =========    =========    =========


See accompanying notes to financial statements

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization

     Providentmutual Life and Annuity Company of America (the Company) is a stock life insurance company and a wholly-owned subsidiary of Provident Mutual Life Insurance Company (Provident Mutual).

     The Company sells life and annuity products principally through a personal producing general agency (PPGA) and brokerage sales force. The Company is licensed to operate in 48 states, which are responsible for product regulation. Sales in 16 states accounted for 77% of the Company's sales for the year ended December 31, 1996. For many of the life and annuity products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, benefits are determined by statutes and regulations in each of these states.

  Basis of Presentation

     As of January 1, 1996, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises for Certain Long-Duration Participating Contracts", an amendment to Financial Accounting Standards Board Interpretation 40 (FIN 40), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." The initial effect of applying this statement has been reported retroactively through restatement of previously issued financial statements presented herein for comparative purposes. SFAS 120 requires financial statements referred to as prepared in accordance with generally accepted accounting principles (GAAP) to apply to all applicable authoritative GAAP pronouncements. Prior to the adoption of SFAS 120, statutory financial statements were permitted to be referred to as being prepared in accordance with GAAP. The significant GAAP authoritative pronouncements requiring initial application were as follows:

     -- SFAS 60, "Accounting and Reporting by Insurance Enterprises,"

     -- SFAS 97, "Accounting and Reporting by Insurance Enterprises for Certain
        Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments,"

     -- SFAS 109, "Accounting for Income Taxes,"

     -- SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,"

     -- SFAS 114, "Accounting by Creditors for Impairment of a Loan,"

     -- Statement of Position (SOP) 95-1, "Accounting for Certain Insurance
        Activities of Mutual Life Insurance Enterprises,"

     -- SFAS 115, "Accounting for Certain Investments in Debt and Equity
        Securities" and

     -- SFAS 121, "Accounting for Impairment of Long-Lived Assets and Long-Lived
        Assets to be Disposed."

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
     The cumulative effective on capital and surplus of adopting the above pronouncements primarily consists of the initial deferral of acquisition costs, change in policy reserve valuation basis, the establishment of deferred taxes, the elimination of statutory asset valuation and interest maintenance reserves and the establishment of investment valuation allowances.

     As a result of the change in accounting principles, net income as previously reported, has been restated as follows (in thousands):

    ------------------------------------------------------------------------------------
                                                                     1995         1994
    ------------------------------------------------------------------------------------
    Net income, as previously reported.........................    $  1,581     $    726
    Effect of changing to a different basis of accounting:
      Deferred acquisition costs...............................      14,316       11,979
      Net policyholder liabilities.............................     (14,165)     (10,085)
      Deferred income taxes....................................       1,339         (333)
      Adjustment in valuation of investments...................         567        1,861
      Other, net...............................................        (653)        (764)
                                                                   --------     --------
    Net income, as adjusted....................................    $  2,985     $  3,384
                                                                   ========     ========

     As a result of the change in accounting principles, capital and surplus, as previously reported has been restated as follows (in thousands):

    ------------------------------------------------------------------------------------
                                                                     1995         1994
    ------------------------------------------------------------------------------------
    Balance at beginning of year, as previously reported.......    $ 29,382     $ 28,590
    Add adjustment for the cumulative effect on prior years of applying retroactively the new basis of accounting:
      Deferred acquisition costs...............................      45,971       31,654
      Net policyholder liabilities.............................     (41,068)     (26,903)
      Deferred income taxes....................................       2,144          805
      Adjustment in valuation of investments...................         854         (465)
      Asset valuation reserve..................................       3,939        4,271
      Other, net...............................................      (4,225)      (4,339)
                                                                   --------     --------
      Balance at beginning of year, as adjusted................      36,997       33,613
      Net income...............................................       2,985        3,384
      Add adjustment for the cumulative effect on prior years
         of applying accounting change-investment securities...      (2,320)       2,702
      Change in unrealized gains(losses) on investment
         securities............................................       5,074       (5,022)
                                                                   --------     --------
      Balance at end of year...................................    $ 42,736     $ 34,677
                                                                   ========     ========

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
     The Company prepares financial statements for filing with regulatory authorities which are prepared in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware
(SAP). Practices under SAP vary from GAAP primarily with respect to the initial deferral of acquisition costs, change in policy reserve valuation basis, the establishment of deferred taxes, the elimination of statutory asset valuation and interest maintenance reserves and the establishment of investment valuation allowances.

     Amounts disclosed in the footnotes are denoted in thousands of dollars.

     Statutory net income was $1,448, $1,581 and $726 for the years ended December 31, 1996, 1995 and 1994, respectively. Statutory surplus was $39,530 and $30,637 as of December 31, 1996 and 1995, respectively.

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the report values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.


     The Company is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. Management believes it manages this risk through modeling of the cash flows under reasonable scenarios.


  Invested Assets

     Fixed maturity securities (bonds) which may be sold are designated as "available for sale" and are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in capital and surplus net of Federal income taxes and related amortization of deferred acquisition costs. Fixed maturity securities that the Company has the intent and ability to hold to maturity are designated as "held to maturity" and are reported at amortized cost.

     Equity securities (common stocks, redeemable preferred stocks and nonredeemable preferred stocks) are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in capital and surplus, net of applicable Federal income taxes.

     Fixed maturity and equity securities that have experienced an other than temporary decline in value are written down to fair value by a charge to realized losses. This fair value becomes the new cost basis of the particular security.


     Mortgage loans are carried at unpaid principal balances, less impairment reserves. For mortgage loans considered impaired, a specific reserve is established. A general reserve is also established for probable losses arising from the portfolio but not attributable to specific loans. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect amounts due

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Invested Assets -- continued
according to the contractual terms of the loan agreement. When a mortgage loan has been determined to be impaired, a reserve is established for the difference between the unpaid principal of the mortgage loan and its fair value. Fair value is based on either the present value of expected future cash flows discounted at the mortgage loan's effective interest rate or the fair value of the underlying collateral. The reserve is charged to realized capital losses.

     Policy loans and premium notes are reported at unpaid principal balances.

     Foreclosed real estate is carried at lower of cost or fair value less accumulated depreciation from the date of foreclosure. The straight-line method of depreciation is used for real estate.

     Other invested assets consist of limited partnerships carried at the lower of cost or market value.

     Cash includes demand deposits and cash on hand.

     Short-term investments include money market funds, certificates of deposit and short-term investments whose maturities at the time of acquisition were one year or less. These investments are carried at amortized cost which approximates market value.

  Investment Valuation Reserves

     Investment valuation reserves have been provided for impairments of mortgage loans and totalled $1,274 and $1,309 at December 31, 1996 and 1995, respectively. Changes in the reserves are reflected as realized capital gains and losses.

  Benefit Reserves and Policyholder Contract Deposits

     Traditional Life Insurance Products

     Traditional life insurance products include those contracts with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. Most traditional life insurance policies are participating: in addition to guaranteed benefits, they pay dividends, as declared annually by the Company based on its experience.

     Reserves on traditional life insurance products are calculated by using the net level premium method. For participating traditional life insurance policies, the assumptions are based on mortality rates consistent with the cash values and investment rates consistent with the Company's dividend practices. For most such policies, reserves are based on the 1958 or 1980 Commissioners' Standard Ordinary (CSO) mortality table at interest rates ranging from 2.5% to 5.0%.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Benefit Reserves and Policyholder Contract Deposits -- continued
     Variable Life and Investment-Type Products

     Variable life products are all flexible premium variable universal life. Investment-type products consist primarily of single premium and flexible premium annuity contracts.

     Benefit reserves and policyholder contract deposits on these products are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

  Premiums, Charges and Benefits

     Traditional Life Insurance

     Premiums for individual life policies are recognized when due.

     Benefit claims (including an estimated provision for claims incurred but not reported), benefit reserve changes, and expenses (except those deferred) are charged to income as incurred.

     Variable Life and Investment-Type Products

     Revenues for variable life and investment-type products consist of policy charges for the cost of insurance, policy initiation, administration and surrenders during the period. Expenses include interest credited to policy account balances and benefit payments made in excess of policy account balances. Many of these policies are variable life or variable annuity policies, in which investment performance credited to the account balance is based on the investment performance of separate accounts chosen by the policyholder. For other account balances, credited interest rates ranged from 3.80% to 8.40% in 1996.

     Deferred Policy Acquisition Costs

     The costs that vary with and are directly related to the production of new business, have been deferred to the extent deemed recoverable. Such costs include commissions and certain costs of underwriting, policy issue and marketing.

     Deferred policy acquisition costs on traditional participating life insurance policies are amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined regularly, based on actual experience and current assumptions of mortality, persistency, expenses, and investment experience. The average investment yield, before realized capital gains and losses, in the calculation of expected gross margins was 8.46% for 1996.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Premiums, Charges and Benefits -- continued
     Deferred Policy Acquisition Costs -- continued
     Deferred policy acquisition costs for variable life and investment-type products are amortized in relation to the incident of expected gross profits, including realized investment gains and losses, over the expected life of the policies.

     The costs deferred during 1996, 1995 and 1994 were $25,182, $19,579, and $16,988, respectively. Amortization of deferred policy acquisition costs was $5,433, $5,263, and $5,009 during 1996, 1995 and 1994, respectively.

  Capital Gains and Losses

     Realized capital gains and losses on sales of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. A realized capital loss is also recorded at the time a decline in the value of an investment is determined to be other than temporary.

  Policyholder Dividends

     As of December 31, 1996, approximately 60% of the Company's life insurance premium in-force is written on a participating basis. Annually, the Board of Directors declares the amount of dividends to be paid in the following calendar year. Dividends are included in the accompanying financial statements as a liability and as a charge to operations as earned by the policyholder.

  Reinsurance

     Premiums, benefits and expenses are recorded net of experience refunds, reserve adjustments and amounts assumed from or ceded to reinsurers, including commission and expense allowances.

  Separate Accounts

     Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of annuity contractholders and variable life insurance policyholders.

     Premiums received and the accumulated value portion of benefits paid are excluded from the amounts reported in the consolidated statements of operations. Fees charged on policyholder and contractholder account values are reported as revenues.

     The contractholders/policyholders bear the investment risk on separate account assets. Separate account assets are carried at fair values determined as of the balance sheet date.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Federal Income Taxes

     Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amounts of assets and liabilities in the accompanying financial statements and those in the Company's income tax returns.

2. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the fair values and carrying values of the Company's financial instruments at December 31, 1996 and 1995:

---------------------------------------------------------------------------------------------
                                                DECEMBER 31, 1996         DECEMBER 31, 1995
---------------------------------------------------------------------------------------------
                                                FAIR       CARRYING       FAIR       CARRYING
                                               VALUE        VALUE        VALUE        VALUE
---------------------------------------------------------------------------------------------
ASSETS
Fixed maturities:
  Available for sale......................    $294,294     $294,294     $290,543     $290,543
  Held to maturity........................     $80,638      $79,526      $83,733      $81,421
Equity securities.........................      $1,582       $1,582       $1,631       $1,631
Commercial mortgage loans.................     $43,976      $42,187      $42,128      $38,683
LIABILITIES FOR INVESTMENT-TYPE INSURANCE
  CONTRACTS
Supplementary contracts without life
  contingencies...........................      $5,736       $5,835       $4,711       $4,435
Individual annuities......................    $430,617     $457,778     $593,065     $610,285

     The underlying investment risk of the Company's variable life and variable annuity contracts is assumed by the holder. These reserve liabilities are primarily reported in the separate accounts. The liabilities in the separate accounts are recorded at amounts equal to the related assets at fair value.

     Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed under Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments". However, the estimated fair value and future cash flows of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The estimated fair value of all assets

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

2. FAIR VALUE OF FINANCIAL INSTRUMENTS, CONTINUED without a corresponding revaluation of all liabilities associated with insurance contracts can be misinterpreted.

     The following notes summarize the major methods and assumptions used in estimating the fair values of financial instruments:

  Investment Securities

     Bonds, common stocks and preferred stocks are valued based upon quoted market prices, where available. If quoted market prices are not available, as in the case of private placements, fair values are based on quoted market prices of comparable instruments (see Note 3).

  Mortgage Loans

     Mortgage loans are valued using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as nonperforming, the fair value was set equal to the lesser of the unpaid principal balance or the market value of the underlying property.

  Policy Loans

     Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed interest rates, the interest rates range from 5% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. As a result, management deems it impractical to calculate the fair value of policy loans.

  Individual Annuities and Supplementary Contracts

     The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

  Policyholder Dividends and Coupon Accumulations

     The policyholders' dividend and coupon accumulation liabilities will ultimately be settled in cash, applied towards the payment of premiums, or left on deposit with the Company at interest. Management deems it impractical to calculate the fair value of these liabilities due to valuation difficulties involving the uncertainties of final settlement.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES

     The amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of investments in fixed maturity securities and equity securities as of December 31, 1996 and 1995 are as follows:

----------------------------------------------------------------------------------------------------
                                                                 DECEMBER 31, 1996

----------------------------------------------------------------------------------------------------
                                                               GROSS          GROSS        ESTIMATED
                                               AMORTIZED     UNREALIZED     UNREALIZED       FAIR
             AVAILABLE FOR SALE                  COST          GAINS          LOSSES         VALUE
----------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and
  agencies...................................  $     567       $    4         $   13       $     558
Obligations of states and political
  subdivisions...............................      4,853          197          --              5,050
Corporate securities.........................    246,887        5,907          1,103         251,691
Mortgage-backed securities...................     36,425          680            110          36,995
                                                --------       ------         ------        --------
     Subtotal -- fixed maturities............    288,732        6,788          1,226         294,294
Equity securities............................      2,566          355          1,339           1,582
                                                --------       ------         ------        --------
          Total..............................  $ 291,298       $7,143         $2,565       $ 295,876
                                                ========       ======         ======        ========

----------------------------------------------------------------------------------------------------
                                                                 DECEMBER 31, 1996

----------------------------------------------------------------------------------------------------
                                                               GROSS          GROSS        ESTIMATED
                                               AMORTIZED     UNREALIZED     UNREALIZED       FAIR
              HELD TO MATURITY                   COST          GAINS          LOSSES         VALUE
----------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and
  agencies...................................  $   4,821       $  278         $   27       $   5,072
Corporate securities.........................     71,136          979            346          71,769
Mortgage-backed securities...................      3,569          228          --              3,797
                                                --------       ------         ------        --------
          Total..............................  $  79,526       $1,485         $  373       $  80,638
                                                ========       ======         ======        ========

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED

----------------------------------------------------------------------------------------------------
                                                                 DECEMBER 31, 1995

----------------------------------------------------------------------------------------------------
                                                               GROSS          GROSS        ESTIMATED
                                               AMORTIZED     UNREALIZED     UNREALIZED       FAIR
             AVAILABLE FOR SALE                  COST          GAINS          LOSSES         VALUE
----------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and
  agencies...................................  $     396      $     16        $--          $     412
Obligations of states and political
  subdivisions...............................      6,199           373         --              6,572
Corporate securities.........................    236,108        11,594         1,332         246,370
Mortgage-backed securities...................     36,068         1,165            44          37,189
                                                --------        ------        ------        --------
     Subtotal -- fixed maturities............    278,771        13,148         1,376         290,543
Equity securities............................      2,602           190         1,161           1,631
                                                --------        ------        ------        --------
          Total..............................  $ 281,373      $ 13,338        $2,537       $ 292,174
                                                ========        ======        ======        ========

----------------------------------------------------------------------------------------------------
                                                                 DECEMBER 31, 1995
----------------------------------------------------------------------------------------------------
                                                               GROSS          GROSS        ESTIMATED
                                               AMORTIZED     UNREALIZED     UNREALIZED       FAIR
              HELD TO MATURITY                   COST          GAINS          LOSSES         VALUE
----------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and
  agencies...................................  $   5,414       $  521         $    8       $   5,927
Corporate securities.........................     72,229        1,659            142          73,746
Mortgage-backed securities...................      3,778          284              2           4,060
                                                --------       ------         ------        --------
          Total..............................  $  81,421       $2,464         $  152       $  83,733
                                                ========       ======         ======        ========

The amortized cost and estimated fair value of fixed maturity securities at December 31, 1996, by contractual maturity, are as follows:

    ---------------------------------------------------------------------------------------
                                                                                 ESTIMATED
                                                                   AMORTIZED        FAIR
                         AVAILABLE FOR SALE                          COST          VALUE
    ---------------------------------------------------------------------------------------
    Due in one year or less......................................  $  13,067      $  13,115
    Due after one year through five years........................    118,774        120,380
    Due after five years through ten years.......................     98,363        101,205
    Due after ten years..........................................     58,528         59,594
                                                                    --------       --------
              Total..............................................  $ 288,732      $ 294,294
                                                                    ========       ========

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED

    ----------------------------------------------------------------------------------------
                                                                                  ESTIMATED
                                                                    AMORTIZED        FAIR
                           HELD TO MATURITY                           COST          VALUE
    ----------------------------------------------------------------------------------------
    Due in one year or less.......................................  $   2,698      $   2,710
    Due after one year through five years.........................     23,498         23,681
    Due after five years through ten years........................     44,803         45,428
    Due after ten years...........................................      8,527          8,819
                                                                     --------       --------
              Total...............................................  $  79,526      $  80,638
                                                                     ========       ========

     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are included based on their contractual maturity.

     Realized gains (losses) on investments for the years ended December 31, 1996, 1995 and 1994 are summarized as follows:


    ------------------------------------------------------------------------------------
                                                               1996      1995       1994
    ------------------------------------------------------------------------------------
    Fixed maturities.........................................  $ 71     $ 561     $1,244
    Equity securities........................................     6       253       (368)
    Mortgage loans...........................................    35      (103)      (104)
    Real estate..............................................    --        19       (391)
                                                               ----     -----      -----
                                                               $112     $ 730     $  381
                                                               ====     =====      =====


     Net unrealized appreciation (depreciation) on available for sale securities as of December 31, 1996 and 1995 is summarized as follows:

    ------------------------------------------------------------------------------------
                                                                        1996        1995
    ------------------------------------------------------------------------------------
    Net unrealized appreciation before adjustments for the
      following:....................................................  $4,578     $10,801
      Amortization of deferred policy acquisition costs.............  (3,198)     (6,564)
      Deferred Federal income taxes.................................    (483)     (1,483)
                                                                      ------      ------
    Net unrealized appreciation.....................................  $  897     $ 2,754
                                                                      ======      ======

     In late 1995, the Financial Accounting Standards Board issued "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities". This report permits a one-time reclassification of securities from held to maturity to available for sale. In response to this

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED
report, the Company transferred fixed income securities with a combined amortized cost of $34,784 from the held to maturity portfolio to the available for sale portfolio. An additional transfer of fixed income securities with a combined cost of $5,000 and an estimated fair value of $5,050 was made from the available for sale portfolio to the held to maturity portfolio. The $50 difference between the amortized cost and the estimated fair value is being amortized to realized capital gains/losses over the remaining lives of the securities.

     Net investment income, by type of investment, is as follows for the years ending December 31, 1996, 1995 and 1994:


    -------------------------------------------------------------------------------------
                                                             1996        1995      1994
    -------------------------------------------------------------------------------------
    Gross investment income:
    Fixed maturities:
      Available for sale................................  $21,379     $20,222     $16,981
      Held to maturity..................................    6,699       7,725       8,631
    Equity securities...................................       87         211         370
    Mortgage loans......................................    3,750       3,592       3,529
    Real estate.........................................      759         747          76
    Policy loans and premium notes......................      158         113          88
    Short-term investments..............................      363         521          11
    Other, net..........................................       27          35         113
                                                          -------     -------     -------
                                                           33,222      33,166      30,487
    Less: investment expenses...........................   (1,009)     (1,054)     (1,034)
                                                          -------     -------     -------
    Net investment income...............................  $32,213     $32,112     $29,453
                                                          =======     =======     =======


4. MORTGAGE LOANS

     Impaired mortgage loans and the related reserves are as follows at December 31, 1996 and 1995:

    ------------------------------------------------------------------------------------
                                                                         1996      1995
    ------------------------------------------------------------------------------------

    Impaired mortgage loans..........................................  $3,878     $4,877
    Reserves.........................................................    (848)      (929)
                                                                       ------     ------
    Net impaired mortgage loans......................................  $3,030     $3,948
                                                                       ======     ======

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------


4. MORTGAGE LOANS, CONTINUED

     A reconciliation of the reserve balance, including general reserves, for mortgage loans for 1996 and 1995 is as follows:

    ------------------------------------------------------------------------------------
                                                                         1996      1995
    ------------------------------------------------------------------------------------
    Balance at January 1.............................................  $1,309     $1,546
    Losses charged, net of recoveries................................     (35)       (17)
    Releases due to foreclosures.....................................      --       (220)
                                                                       ------     ------
    Balance at December 31...........................................  $1,274     $1,309
                                                                       ======     ======

     The average recorded investment in impaired loans was $4,378 and $4,893 during 1996 and 1995, respectively. Interest income recognized on impaired loans during 1996, 1995 and 1994 was $405, $434 and $414, respectively. All interest income on impaired mortgage loans was recognized on the cash basis.

5. REAL ESTATE

     Foreclosed real estate totalled $3,146 and $3,221 as of December 31, 1996 and 1995, respectively. Depreciation expense was $112, $106 and $117 for the years ended December 31, 1996, 1995 and 1994, respectively. Accumulated depreciation for real estate totalled $353 and $244 at December 31, 1996 and 1995, respectively.

6. FEDERAL INCOME TAXES


     The Company files a consolidated Federal income tax return with Provident Mutual. The tax liability is accrued on a separate company basis which includes an allocation of an equity tax by Provident Mutual.



     The provision for Federal income taxes from operations differs from the normal relationship of Federal income tax to pretax income as follows:


    -------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
    -------------------------------------------------------------------------------------
                                                              1996       1995       1994
    -------------------------------------------------------------------------------------
    Federal income tax at statutory rate...................  $3,105     $1,881     $1,940
      Current year equity tax..............................     800        625        550
      True down of prior years' equity tax.................    (305)        --       (333)
      Other................................................      --       (117)         1
                                                             ------     ------     ------
    Provision for Federal income tax from operations.......  $3,600     $2,389     $2,158
                                                             ======     ======     ======

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------


6. FEDERAL INCOME TAXES, CONTINUED


     Deferred income tax assets and liabilities reflect the income tax effects of cumulative temporary differences between the reported values of assets and liabilities for financial statement purposes and income tax return purposes. Components of the Company's net deferred income tax asset are as follows at December 31, 1996 and 1995:



    ------------------------------------------------------------------------------------
                                                                        1996      1995
    ------------------------------------------------------------------------------------

    DEFERRED TAX ASSET
    Reserves.......................................................  $21,679     $16,020
    Invested assets................................................      445         459
    Policyholder dividends.........................................      115          84
    Other..........................................................     (714)        (52)
                                                                     -------     -------
      Total deferred tax asset.....................................   21,525      16,511
                                                                     -------     -------
    DEFERRED TAX LIABILITY
    Deferred policy acquisition costs..............................   19,249      12,069
    Net unrealized gain on available for sale securities...........    1,603       3,781
                                                                     -------     -------
      Total deferred tax liability.................................   20,852      15,850
                                                                     -------     -------
    Net deferred tax asset.........................................  $   673     $   661
                                                                     =======     =======


     The Company's Federal income tax returns have been audited through 1992. All years through 1985 are closed. Years 1986 and 1987 have been audited and are closed with the exception of two issues for which claims for refund have been filed. Years 1988 through the present remain open. In the opinion of management, adequate provision has been made for the possible effect of potential assessments related to prior years' taxes.

7. REINSURANCE

     In the normal course of business, the Company assumes risks from and cedes certain parts of its risks with other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures.

     Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

7. REINSURANCE, CONTINUED
     At December 31, 1996, there were $78,753 of individual fixed annuity account values coinsured by the Company, or approximately 18.4% of total individual fixed annuity account values outstanding.

     The tables below highlight the amounts shown in the accompanying financial statements which are net of reinsurance activity:


------------------------------------------------------------------------------------------------
                                                                          ASSUMED
                                             GROSS                       FROM OTHER       NET
                                             AMOUNT        CEDED TO      COMPANIES       AMOUNT
                                                            OTHER
                                                          COMPANIES
------------------------------------------------------------------------------------------------
December 31, 1996
Life insurance in force..................  $1,591,685     $1,282,667      $ 42,330      $351,348
                                           ==========     ==========       =======      ========
Premiums.................................  $   13,872     $      801      $    102      $ 13,173
                                           ==========     ==========       =======      ========
Future policyholder benefits.............                 $   80,346      $  4,332
                                                          ==========       =======
December 31, 1995:
Life insurance in force..................  $1,142,970     $  923,876      $ 46,163      $265,257
                                           ==========     ==========       =======      ========
Premiums.................................  $   13,693     $      916      $    153      $ 12,930
                                           ==========     ==========       =======      ========
Future policyholder benefits.............                 $   81,118      $  4,518
                                                          ==========       =======
December 31, 1994:
Life insurance in force..................  $  776,036     $  471,735      $ 50,198      $354,499
                                           ==========     ==========       =======      ========
Premiums.................................  $   10,534     $      888      $    126      $  9,772
                                           ==========     ==========       =======      ========
Future policyholder benefits.............                 $   59,705      $  4,866
                                                          ==========       =======


     The Company has a reinsurance contract with a third party to cede 65 percent (75 percent prior to July 1, 1992) of the premiums and reserves related to its single premium deferred annuity (SPDA) product. Total deposits ceded were $5,317 and $24,262 during 1996 and 1995, respectively. Reinsurance recoverables were $77,801 and $78,551 at December 31, 1996 and 1995, respectively.

     A coinsurance agreement exists between Provident Mutual and the Company with respect to annuities. Prior to 1992, the agreement covered SPDA's issued after 1984. The agreement was amended in 1992 to include single premium immediate annuities and supplementary contracts. Pursuant to this agreement, the Company has no reinsurance recoverables at December 31, 1996 and 1995. Deposits ceded during 1996 and 1995 were $2,320 and $2,584, respectively.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

7. REINSURANCE, CONTINUED
     Approximately $1,007,498 and $733,258 of the Company's life insurance in force is ceded to Provident Mutual under reinsurance agreements at December 31, 1996 and 1995, respectively. Premiums ceded were $436 and $559 during 1996 and 1995, respectively. Reinsurance recoverables at December 31, 1996 and 1995 were $471 and $609, respectively.

8. RELATED PARTY TRANSACTIONS


     Provident Mutual and its subsidiaries provide certain investment and administrative services to the Company. Generally fees for these services are based on an allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. These costs include direct salaries and related benefits including pension and other post-retirement benefits as well as overhead costs. These costs were $10,013 and $9,238 for 1996 and 1995, respectively.


     The contractual obligations under the Company's SPDA contracts in force and issued before September 1, 1988 are guaranteed by Provident Mutual. Total SPDA contracts affected by this guarantee in force at December 31, 1996 and 1995 approximated $105,004 and $117,169, respectively.

9. COMMITMENTS AND CONTINGENCIES

  Financial Instruments With Off-Balance-Sheet Risk

     The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include investment commitments related to its interests in mortgage loans, marketable securities lending and interest rate futures contracts. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the statements of financial condition, but which are not deemed to be material.

     At December 31, 1996, the Company had outstanding mortgage loan commitments of approximately $53. The mortgage loan commitments, which expire through June 1997, were issued during 1996 at interest rates consistent with rates applicable on December 31, 1996. As a result, the fair value of these commitments approximates the face amount.

     It is the Company's policy to use derivatives (exchange-traded or over-the-counter financial instruments whose value is based upon or derived from a specific underlying index or commodity) for the purpose of reducing exposure to interest rate fluctuations, and not for income generation or speculative purposes. Derivative options utilized by the Company are long and short positions on United States Treasury notes and bond futures and certain interest rate swaps.

     Derivative products are used for hedging existing bonds (including cash reserves) against adverse price or interest rate movements and for fixing liability costs at the time of product sales. There was no

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------


9. COMMITMENTS AND CONTINGENCIES, CONTINUED


  Financial Instruments With Off-Balance-Sheet Risk -- continued

hedge position activity for the year ended December 31, 1996. During 1995, the Company closed out hedge positions consisting of 20 treasury futures contracts with a dollar value of $2,000. The approximate net gains generated from the hedge positions were $22 for the year ended December 31, 1995.

     Periodically the Company enters securities lending agreements to earn additional investment income on its securities. The borrower must first provide cash collateral prior to or at the inception of the loan. There were no securities lending positions at December 31, 1996.

  Investment Portfolio Credit Risk

     Bonds


     The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1996 and 1995, approximately $14,777 and $11,691, respectively, in debt security investments (4.0% and 3.3%, respectively, of the total debt security portfolio) are considered "below investment grade." Securities are classified as "below investment grade" primarily by utilizing rating criteria established by independent bond rating agencies.


     Debt security investments with a carrying value at December 31, 1996 of $1,645 were non-income producing for the year ended December 31, 1996.

     The Company had debt security investments in the financial services industry at both December 31, 1996 and 1995 that exceeded 5% of total assets.

     Mortgage Loans

     The Company originates mortgage loans either directly or through mortgage correspondents and brokers throughout the country. Loans are primarily related to underlying real property investments in office and apartment buildings and retail/commercial and industrial facilities. Mortgage loans are collateralized by the related properties and such collateral generally approximates a minimum 133% of the original loan value at the time the loan is made.

     At December 31, 1996 and 1995, there were no delinquent mortgage loans (i.e., loans where payments on principal and/or interest are over 90 days past due).

     The Company had no loans in any state where principal balances in the aggregate exceeded 20% of the Company's surplus.

--------------------------------------------------------------------------------
Providentmutual Life and Annuity Company of America
Notes to Financial Statements -- concluded

--------------------------------------------------------------------------------

9. COMMITMENTS AND CONTINGENCIES, CONTINUED

  Litigation and Unasserted Claims

     The Company is involved in various litigation, as both plaintiff and defendant, which has arisen in the ordinary course of business which, in the opinion of management and legal counsel, will not have a material effect on the Company's financial position.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the proceedings and assessments will not have a material adverse effect on the financial statements. Guaranty fund assessments totalled $82, $343 and $293 in 1996, 1995 and 1994, respectively. Of those amounts, $58, $285 and $162 in 1996, 1995 and 1994, respectively, are creditable against future years' premium taxes.

                                    PART II

                               OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article VIII of PLACA's By-Laws provides, in part:

          To the fullest extent permitted by law, the Company shall indemnify any present, former or future Director, officer, or employee of the Company or any person who may serve or has served at its request as officer or Director of another corporation of which the Company is a creditor or stockholder, against the reasonable expenses, including attorney's fees, necessarily incurred in connection with the defense of any action, suit or other proceeding to which any of them is made a party because of service as Director, officer or employee of the Company or such other corporation, or in connection with any appeal therein, and against any amounts paid by such Director, officer or employee in settlement of, or in satisfaction of a judgement or fine in, any such action or proceeding, except expenses incurred in defense of or amounts paid in connection with any action, suit or other proceeding in which such Director, officer or employee shall be adjudged to be liable for negligence or misconduct in the performance of his duty.


     Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        REPRESENTATION OF REASONABLENESS


     Providentmutual Life and Annuity Company of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Providentmutual Life and Annuity Company of America.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

          The facing sheet.

          A reconciliation and tie-in of the information shown in the Prospectus with items of Form N-8B-2.


          The Prospectus consisting of 48 pages.


          The undertaking to file report.

          Rule 484 undertaking.

          Representations pursuant to Rule 6e-3(T).

          The signatures.

     The following exhibits:

1.A.    (1)  (a)         Resolution adopted by the Board of Directors of PLACA establishing the
                         Providentmutual Variable Life Separate Account1
        (2)
                         None
        (3)  (a)    (i)
                         Underwriting Agreement2
             (b)    (i)
                         Personal Producing General Agent's Agreement, Supplement and Commission
                         Schedule2
                   (ii)
                         Personal Producing Agent's Agreement, Supplement and Commission Schedule2
                  (iii)
                         Personal General Agent's Agreement, Supplement and Commission Schedule2
             (d)
                         Form of Selling Agreement between PML and Broker-Dealers2
        (4)
                         Inapplicable
        (5)  (a)
                         Individual Flexible Premium Adjustable Variable Life Insurance Policy1
        (6)  (a)
                         Charter of PLACA1
             (b)
                         By-Laws of PLACA1
        (7)
                         Inapplicable
        (8)
                         Inapplicable
        (9)
                         Inapplicable
        (10)
                         The form of Application (see Exhibit 1.A.(5)(a)(i))(3)1
2.                       See Exhibits 1.A.(5)
3.                       Consent of M. Diane Koken, Esquire

4.                       Inapplicable
5.                       Inapplicable
6.                       Consent of Scott V. Carney, FSA, MAAA
7.A.                     Consent of Sutherland, Asbill & Brennan, L.L.P.
 B.                      Consent of Coopers & Lybrand L.L.P.
8.                       Memorandum on Issuance, Transfer and Redemption(2)
9.                       Powers of Attorney
10.A.                    Participation Agreement among Market Street Fund, Inc., Provident Mutual
                         Life Insurance Company of Philadelphia and PML Securities Company(2)
   B.                    Participation Agreement among Variable Insurance Products Fund, Fidelity
                         Distributors Corporation and PLACA(2)
   C.                    Participation Agreement among Variable Insurance Products Fund II,
                         Fidelity Distributors Corporation and PLACA(2)
   D.                    Sales Agreement between Neuberger & Berman Advisers Management Trust and
                         PLACA(2)
   E.                    Participation Agreement between TCI Portfolios, Inc. and PLACA(2)
   F.                    Participation Agreement between Van Eck Investment Trust and PLACA(2)
   G.                    Participation Agreement among The Alger American Fund, Provident Mutual
                         Life Insurance Company, Providentmutual Life and Annuity Company of
                         America and Fred Alger and Company Incorporated.(3)
 27.                     Financial Data Schedule


---------------
(1) Incorporated herein by reference to the Registration Statement filed on Form S-6 on August 23, 1994 (File No. 33-83138).

(2) Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on Form S-6 on January 18, 1995 (File No. 33-83138).

(3) Incorporated herein by reference to the Post-Effective Amendment No. 6 to the Registration Statement filed on Form S-6 on April 30, 1996 (File No. 33-83138).

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, PROVIDENTMUTUAL VARIABLE LIFE SEPARATE ACCOUNT CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR THE EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT PURSUANT TO RULE 485(b) UNDER THE SECURITIES ACT OF 1933, AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN NEW CASTLE COUNTY, STATE OF DELAWARE ON THIS 29TH DAY OF APRIL, 1997.


                                            PROVIDENTMUTUAL VARIABLE LIFE
                                              SEPARATE ACCOUNT (Registrant)


Attest: /s/ M. DIANE KOKEN                       By: /s/ ROBERT W. KLOSS
  -------------------------------------------    ---------------------------------------------
                                                 ROBERT W. KLOSS
                                                 President

                                                 By:PROVIDENTMUTUAL LIFE AND ANNUITY
                                                     Company of America (Depositor)
Attest: /s/ M. DIANE KOKEN                       By: /s/ ROBERT W. KLOSS
---------------------------------------------    ---------------------------------------------
                                                 ROBERT W. KLOSS
                                                 President

     AS REQUESTED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


               SIGNATURES                              TITLE                      DATE
----------------------------------------    ---------------------------    -------------------

          /s/ ROBERT W. KLOSS               Director and President         April 29, 1997
----------------------------------------
            ROBERT W. KLOSS

         /s/ LINDA M. SPRINGER              Financial Reporting Officer    April 29, 1997
----------------------------------------      (Principal Accounting
           LINDA M. SPRINGER                  and Financial Officer)

                   *                        Director                       April 29, 1997
----------------------------------------
           MARY LYNN FINELLI
                   *                        Director                       April 29, 1997
----------------------------------------
           J. KEVIN MCCARTHY

                   *                        Director                       April 29, 1997
----------------------------------------
            STANLEY R. REBER

                   *                        Director                       April 29, 1997
----------------------------------------
             ALAN F. HINKLE

                   *                        Director                       April 29, 1997
----------------------------------------
            JOAN C. TURNBULL

                   *                        Director                       April 29, 1997
----------------------------------------
             EDWARD R. BOOK

       By: /s/ WILLIAM P. LOESCHE
----------------------------------------
           WILLIAM P. LOESCHE
           Attorney-in-fact,
     Pursuant to Power of Attorney

                                    EXHIBIT



EXHIBITS                                                                                    PAGE
--------                                                                                    ----
 3.         Consent of M. Diane Koken, Esquire
 6.         Consent of Scott V. Carney, FSA, MAAA
 7.A.       Consent of Sutherland, Asbill & Brennan, L.L.P.
 7.B.       Consent of Coopers & Lybrand L.L.P.
 9.         Powers of Attorney
27.         Financial Data Schedule